                                                                   Exhibit 10.70

--------------------------------------------------------------------------------


                                 LEASE AGREEMENT

                                     between

                   FIRST SECURITY BANK, NATIONAL ASSOCIATION,
                 not individually, but solely as Owner Trustee,
                                    as Lessor

                                       and

                              ALOHA AIRLINES, INC.,
                                    as Lessee

                  Relating to one (1) Boeing B737-200 Aircraft
                        Manufacturer's Serial No.: 23913
                          U.S. Registration No. N827AL

                            Dated as of June 1, 1998


--------------------------------------------------------------------------------
This Lease Agreement has been executed in several counterparts. To the extent, if any, that this Lease Agreement constitutes chattel paper (as such term is defined in the Uniform Commercial Code as in effect in any applicable jurisdiction), no security interest in this Lease Agreement may be created through the transfer or possession of any counterpart other than the original executed counterpart containing the receipt executed by Lessor or, if Lessor has assigned its rights to a third party in accordance with this Lease Agreement, such third party on the signature page of this Lease Agreement.
--------------------------------------------------------------------------------


                        VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                                CHICAGO, ILLINOIS

                              TABLE OF CONTENTS

                                                                                                      PAGE
                                                                                                      ----
SECTION 1. Definitions; Construction of Terms ...........................................................1
       (a) General Definitions ..........................................................................1
       (b) Construction ................................................................................14

SECTION 2. Lease of Aircraft ...........................................................................14
       (a) Agreement to Lease ..........................................................................14
       (b) Delivery Conditions; Inspections ............................................................15
       (c) Changes in Delivery Date; Limitation of Lessor's Obligation to Deliver Aircraft .............16
       (d) Bridging Maintenance; Registration; Airworthiness Certificate ...............................16

SECTION 3. Lease Term; Rent; Payments  .................................................................17
       (a) Lease Term ..................................................................................17
       (b) Basic Rent ..................................................................................17
       (c) Supplemental Rent ...........................................................................17
       (d) Security Deposit ............................................................................17
       (e) Payments in General .........................................................................19
       (f) No Deductions or Withholdings ...............................................................19

SECTION 4. Conditions Precedent ........................................................................19
       (a) Delivery of Aircraft ........................................................................19
       (b) Delivery Conditions .........................................................................20
       (c) Approved Maintenance Program ................................................................20
       (d) Due Diligence ...............................................................................20
       (e) Agreements and Documents ....................................................................20
       (f) Delivery Date Conditions ....................................................................21
       (g) Registration ................................................................................22
       (h) Import License and Ferry Flight Permit ......................................................22
       (i) Necessary Government Actions ................................................................22
       (j) No Government Actions .......................................................................23
       (k) No Change in Law ............................................................................23
       (a) Title to Aircraft ...........................................................................23
       (b) Delivery Conditions .........................................................................23
       (d) Delivery Date Conditions ....................................................................24

SECTION 5. Representations and Warranties ..............................................................24
       (a) Disclaimer; Lessor's Representations, Warranties and Covenants ..............................24
       (b) Lessee's Representations and Warranties .....................................................26




SECTION 6. Certain Covenants of Lessee .................................................................30
       (a) Maintenance of Corporate Existence; Duly Qualified; Certificated Air Carrier ................30
       (b) Merger or Consolidation .....................................................................30
       (c) Reporting Requirements ......................................................................31
       (d) Government Approvals ........................................................................32
       (e) Taxes .......................................................................................32
       (f) Place of Business ...........................................................................32
       (g) Filings .....................................................................................32
       (h) Approved Maintenance Program ................................................................32

SECTION 7. Return of the Aircraft ......................................................................33
       (a) Date and Location of Return .................................................................33
       (b) Condition of Aircraft .......................................................................33
       (c) Final Inspection ............................................................................33
       (d) Operational Ground Check ....................................................................34
       (e) Demonstration Flight ........................................................................34
       (f) Technical Acceptance ........................................................................35
       (g) Failure to Return Aircraft ..................................................................36
       (h) Transition ..................................................................................36
       (i) Letter of Credit ............................................................................37

SECTION 8. Liens .......................................................................................37
       (a) No Liens ....................................................................................37
       (b) Removal of Liens ............................................................................38
       (c) No Adverse Action ...........................................................................38

SECTION 9. Indemnities .................................................................................38
       (a) General Indemnity ...........................................................................38
       (b) Exceptions to General Indemnity .............................................................39
       (c) Taxes .......................................................................................40
       (d) [Intentionally reserved] ....................................................................47
       (e) Scope, Survival, Etc ........................................................................47
       (f) Gross-Up for Taxes on Indemnity Payments ....................................................48

SECTION 10. Title; Registration; Maintenance and Operation; Insignia ...................................49
       (a) Title to the Aircraft .......................................................................49
       (b) Registration ................................................................................49
       (c) Maintenance .................................................................................50
       (d) Operation ...................................................................................53
       (e) Insignia ....................................................................................54
       (f) Costs of Operation ..........................................................................55
       (g) Payment of Flight Charges ...................................................................55
       (h) Loss or Damage ..............................................................................55

                                       iii



SECTION 11. Possession .................................................................................56
       (a) Maintenance, Etc ............................................................................56
       (b) Installation of Engines on Other Airframes ..................................................57
       (c) Sublease ....................................................................................57
       (d) Transfers of Possession in General ..........................................................57

SECTION 12. Replacement of Parts, Alterations, Modifications and Additions .............................57
       (a) Replacement of Parts ........................................................................57
       (b) Modifications ...............................................................................59

SECTION 13. Risk of Loss, Destruction, Requisition, Etc ................................................61
       (a) Risk of Loss ................................................................................61
       (b) Event of Loss With Respect to the Aircraft ..................................................61
       (c) Event of Loss With Respect to an Engine .....................................................62
       (d) Application of Payments From any Government Entity for Requisition of Title, Etc ............63
       (e) Application of Payments During Existence of Default .........................................64

SECTION 14. Intentionally Reserved .....................................................................64

SECTION 15. Insurance ..................................................................................64
       (a) Requirements ................................................................................64
       (b) Application of Proceeds of Hull Insurance ...................................................64
       (c) Insurance for Indemnities; Continuation of Liability Insurance ..............................65
       (d) Reports, Etc ................................................................................65
       (e) Self-Insurance ..............................................................................66
       (f) Additional Insurance by Lessor ..............................................................66
       (g) Application of Payments During Existence of a Default .......................................66

SECTION 16. Inspection .................................................................................67
       (a) Maintenance Schedule ........................................................................67
       (b) Reasonable Inspections ......................................................................68
       (c) No Duty to Inspect ..........................................................................68
       (d) Follow-On Lease .............................................................................68
       (e) Absolute Right ..............................................................................68

SECTION 17. Assignment .................................................................................68
       (a) Assignment by Lessee ........................................................................68
       (e) Collateral Assignment .......................................................................70
       (f) Successors and Assigns ......................................................................71

SECTION 18. Early Termination ..........................................................................71

                                       iv




SECTION 19. Events of Default ..........................................................................71
       (a) Failure to Pay Basic Rent ...................................................................72
       (b) Failure to Pay Supplemental Rent ............................................................72
       (c) Insurance ...................................................................................72
       (d) Return ......................................................................................72
       (e) Unauthorized Transfer .......................................................................72
       (f) Certain Covenants ...........................................................................72
       (g) Other Covenants .............................................................................72
       (h) Representations and Warranties ..............................................................73
       (i) Authorizations ..............................................................................73
       (j) Voluntary Bankruptcy, Etc ...................................................................73
       (k) Involuntary Bankruptcy, Etc .................................................................73
       (l) Government Action ...........................................................................73
       (m) Cross Default ...............................................................................74
       (n) Change of Ownership .........................................................................74
       (p) Letter of Credit ............................................................................75

SECTION 20. Remedies ...................................................................................75
       (a) Retake Possession ...........................................................................75
       (b) Termination or Enforcement ..................................................................76
       (c) Application of Funds ........................................................................76
       (d) Damages .....................................................................................76

SECTION 21. Transaction Expenses .......................................................................77

SECTION 22. No Setoff, Counterclaim, Etc ...............................................................77

SECTION 23. Further Assurances, Etc ....................................................................79
       (a) Further Assurances ..........................................................................79
       (b) Lessor's Performance of Lessee's Obligations ................................................79
       (c) No Implied Waivers; Rights Cumulative .......................................................80
       (d) Warranties ..................................................................................81

SECTION 25. Governing Law and Jurisdiction .............................................................81
       (a) Governing Law ...............................................................................81

SECTION 26. Miscellaneous ..............................................................................82
       (a) Amendments ..................................................................................82
       (b) Severability ................................................................................82
       (c) Counterparts ................................................................................82
       (d) Chattel Paper ...............................................................................82
       (e) Time of the Essence .........................................................................83

                                        v


EXHIBITS AND SCHEDULES

Exhibit A-1                Technical Acceptance Certificate
Exhibit A-2                Final Acceptance Certificate
Exhibit B                  Basic Rent
Exhibit C                  Financial Requirements
Exhibit D                  Form of Lease Supplement
Exhibit E                  Intentionally Omitted
Exhibit F                  Insurance Requirements
Exhibit G                  Intentionally Reserved
Exhibit H                  Form of Letter of Credit
Exhibit I                  Approved Maintenance Providers
Exhibit J                  Form of Opinion of Lessee Counsel
Exhibit K                  Form of Opinion of Lessor's Special Counsel
Exhibit L                  Form of Aircraft Status Report
Exhibit M                  Terms of Hush Kitting Financing


Schedule 1                 Permitted Jurisdictions
Schedule 2                 Delivery Conditions
Annex A                    Delivery Receipt
Attachment 1               Aircraft Status
Attachment 2               Aircraft Documentation
Schedule 3                 Addresses and Accounts
Schedule 4                 Filings and Recordings
Schedule 5                 Return Conditions

                                 LEASE AGREEMENT

        THIS LEASE AGREEMENT, dated as of June 1, 1998 (this "AGREEMEMENT" or this "LEASE"), is between Aloha Airlines, Inc., a Delaware corporation having its principal place of business at 371 Aokea Street, Honolulu, Hawaii 96819 ("LESSEE") and First Security Bank, National Association, not individually, but solely as trustee under that certain Trust Agreement dated as of June 1, 1998 between itself and Sanwa Business Credit Corporation ("Lessor").

                                  WITNESSETH:

        WHEREAS, Lessee desires, upon the terms and conditions hereof, to lease the Aircraft (as defined below) from Lessor, and Lessor is willing, upon the terms and conditions hereof, to lease the Aircraft to Lessee.

                                  AGREEMENT:

        NOW, THEREFORE, in consideration of the foregoing premises, and for other good and valuable consideration the adequacy and receipt of which are hereby acknowledged, the parties hereto agree as follows:

        SECTION 1. DEFINITIONS, CONSTRUCTION OF TERMS.

                  (a) GENERAL DEFINITIONS. The following terms shall have the following meanings for all purposes of this Agreement:

                  "AD" shall mean any airworthiness directive or other requirement of the Aviation Authority.

                  "ADDITIONAL PARTS" has the meaning specified in Section 12(b)(ii)(z).

                  "ADJUSTMENT AMOUNT" shall mean the amount added to the amount of the Letter of Credit to account for the difference between the Aircraft's then current condition and half-time with respect to the Airframe and the Engines pursuant to Section 3(d) hereof.

                  "AFFILIATE" shall mean, in relation to a Person, any other Person directly or indirectly controlling, controlled by or under common control with that Person.

                  "AIRCRAFT" shall mean, collectively, the Airframe (including the APU) and the Engines and, unless the context does not permit, the Aircraft Documentation.

                  "AIRCRAFT DOCUMENTATION" shall mean, collectively, any and all log books, records, manuals and other data or documents relating to the Aircraft which are delivered to Lessee in connection with the delivery of the Aircraft and/or set forth on Attachment 2 to the Delivery

                                                              [Lease Agreement]

Receipt and such additional log books, records, manuals and other data or documents relating to the Aircraft which are maintained by Lessee as required by the Aviation Authority.

                  "AIRFRAME" shall mean, collectively, (i) the Airframe Manufacturer model 737-200 airframe (except only Engines or engines from time to time installed thereon), bearing the Airframe Manufacturer's serial number and the registration mark specified in Lease Supplement No. 1, leased hereunder by Lessor to Lessee and (ii) any and all Parts so long as the same shall be incorporated or installed in or attached to such airframe, and any and all Parts removed therefrom so long as title to such removed Parts shall remain vested in Lessor in accordance with the terms of Section 12.

                  "AIRFRAME CYCLE" shall mean, with respect to the Airframe, one takeoff and landing thereof.

                  "AIRFRAME FLIGHT HOUR" shall mean each hour or part thereof elapsing from the moment the wheels of the Airframe leave the ground on takeoff until the wheels of the Airframe touch the ground on landing following such flight. For purposes of all calculations under this Agreement measured in Airframe Flight Hours, such Airframe Flight Hours (and parts thereof) shall be rounded to the nearest minute.

                  "AIRFRAME MANUFACTURER" shall mean The Boeing Company, a Delaware corporation.

                  "AIRWORTHINESS CERTIFICATE" shall mean a valid, current transport category airworthiness certificate issued in respect of the Aircraft by the Aviation Authority.

                  "ALL" shall mean Airlease Industries Limited, a company organized under the laws of Singapore.

                  "APPROVED MAINTENANCE PERFORMER" shall mean Lessee or such other maintenance performer, if any, which (x) shall have a repair station license and approval by the Aviation Authority and (y) with respect to maintenance performers who are to accomplish Heavy Checks, Basic Shop Visits and/or Landing Gear Overhauls, are either listed on Exhibit I hereto or are otherwise approved by the Lessor.

                  "APPROVED MAINTENANCE PROGRAM" shall mean Lessee's Aviation Authority-approved written maintenance, inspection and repair program and schedule for Boeing Model B737-200 aircraft, including Lessee's current approved maintenance schedule, and the CPCP approved by the Aviation Authority.

                                                              [Lease Agreement]

                  "APU" shall mean (i) the auxiliary power unit identified by manufacturer's serial number in Lease Supplement No. 1 and (ii) any auxiliary power unit substituted for such auxiliary power unit in accordance with this Agreement.

                  "AUTHORIZATIONS" shall mean each and every approval, waiver, authorization, consent, license, certificate or order of, or registration with, or requirement for the giving of prior notice to, or the taking of any action in respect of, the Aviation Authority, or any other Government Entity having jurisdiction over Lessee, the operation of the Aircraft or any transactions contemplated hereby or by any Operative Document.

                  "AVIATION AUTHORITY" shall mean the United States Federal Aviation Administration, and any person, governmental department, bureau, commission or agency succeeding to all or any of such authority's functions, or such other aviation authority as may be approved by the Lessor, such approval not to be unreasonably withheld.

                  "BASE RATE" shall mean the rate of interest announced from time to time by Harris Trust & Savings Bank, Chicago, Illinois as its prime commercial lending rate (or its equivalent successor rate if the prime commercial lending rate is no longer used).

                  "BASIC RENT" shall mean the rent payable during the Lease Term with respect to the Aircraft pursuant to Section 3(b).

                  "BASIC RENT DATE" shall mean (i) the Delivery Date and (ii) each date specified on Exhibit B on which Basic Rent is payable during the Base Lease Term.

                  "BASIC SHOP VISIT" shall mean, with respect to any Engine or the APU, any shop visit, as defined by the Engine Manufacturer or the APU manufacturer, as the case may be, that is based on an approved program of condition monitoring and trend monitoring of performance deterioration that results in an Engine or APU, as the case may be, being restored to full performance standard.

                  "BASIS POINT" shall mean 1/100 of 1%.

                  "BREAK AMOUNT" shall mean, with respect to any termination of the Lease prior to the Expiry Date, an amount equal to the loss, cost or expense which Lessor sustains or incurs (including, without limitation, any loss or expense incurred by reason of the liquidation or reemployment of deposits or other funds utilized by Lessor to fund or finance the Aircraft and/or the transactions contemplated hereby) in connection therewith.

                  "BUSINESS DAY" shall mean a day (other than a Saturday or Sunday) on which banks are not required or authorized to close in Hawaii or Chicago, Illinois.

                                                              [Lease Agreement]

                  "CABIN" shall mean the passenger compartment and all doors, windows, interior panels, storage bins, lights, seats, seat covers, carpets, lavatories, galleys, galley equipment, closets, flight attendant seats, passenger communications and entertainment systems, emergency and miscellaneous equipment, seat tracks and floor areas.

                  "CERTIFICATE OF REGISTRATION" shall mean the certificate of registration issued by the Aviation Authority in respect of the Aircraft.

                  "CERTIFICATED AIR CARRIER" means a Citizen of the United States holding an air carrier operating certificate issued by the Secretary of Transportation pursuant to Chapter 447 of Title 49 of the United States Code, for aircraft capable of carrying ten or more individuals or 6,000 pounds or more of cargo or that otherwise is certified or registered to the extent required to fall within the purview of 11 U.S.C. Section 1110 or any analogous successor provision of the United States Bankruptcy Code.

                 "COMMITMENT TERMINATION DATE" shall mean October 31, 1998.

                  "CPCP" shall mean a Corrosion Prevention and Control Program and/or Aging Aircraft Program that establishes minimum requirements for the Aircraft, incorporating, among other things, the recommendations of the Airframe Manufacturer and the mandatory requirements established by the Approved Maintenance Program.

                  "CYCLE" shall mean an Airframe Cycle or an Engine Cycle, as indicated by the context.

                  ""D" CHECK" means a "D" Check, as such term is defined in the Approved Maintenance Program relating to the Aircraft or an equivalent check that meets the requirements of a "7C" Check as defined in the Boeing 737 Maintenance Planning Document (MPD); or such other structural check which shall then be the most significant maintenance check under the MPD.

                  "DEFAULT" shall mean any Event of Default or any condition, circumstance, act or event which, upon the giving of notice, the passage of time and/or the fulfillment of any other condition would constitute or give rise to an Event of Default.

                 "DELIVERY" shall have the meaning set forth in Section 2(b).

                 "DELIVERY CONDITIONS" shall mean the requirement for the condition of the Aircraft on delivery, as set forth in Schedule 2.

                                                              [Lease Agreement]

                 "DELIVERY DATE" shall mean the date, local time at the Delivery Location, on which the Aircraft is delivered by Lessor and accepted by Lessee pursuant to this Agreement as such date is set forth in Lease Supplement No. 1, which date shall be the Scheduled Delivery Date.

                 "DELIVERY LOCATION" shall mean Christchurch, New Zealand, or such other location, if any, as Lessor and Lessee shall agree, in writing.

                 "DELIERY RECEIPT" shall have the meaning specified in
Section 4(e)(iii).

                 "DEREGISTRATION POWER OF ATTORNEY " shall mean a
Deregistration Power of Attorney substantially in the form of Exhibit B.

                 "DOLLARS" and "US$" mean the lawful currency of the United States of America.

                 "ENGINE" shall mean (i)(y) either of the Engine Manufacturer Model JT8D-9A engines listed by Engine Manufacturer's serial numbers in Lease Supplement No. 1 and originally installed on the Airframe at the time of delivery to Lessee hereunder whether or not from time to time thereafter installed on the Airframe or installed on any other airframe (z) any Replacement Engine which may from time to time be substituted, pursuant to the terms hereof, for either of such engines, and (ii) in each case, any and all Parts incorporated or installed in or attached thereto or any and all Parts removed therefrom so long as title thereto shall remain vested in Lessor in accordance with the terms of Section 12 after removal from such Engine, provided that at such time as an engine shall be deemed part of the property leased hereunder in substitution for an Engine, pursuant to the applicable provisions hereof, the replaced Engine shall cease to be an Engine hereunder. The term "Engines" shall mean, as of any date of determination, all Engines then leased hereunder.

                 "ENGINE CYCLE" shall mean, with respect to any Engine, one takeoff and landing of the airframe (including, without limitation, the Airframe) on which such Engine is from time to time installed.

                 "ENGINE FLIGHT HOUR" shall mean each hour or part thereof elapsing from the moment the wheels of the airframe (including, without limitation, the Airframe) on which such Engine is from time to time installed leave the ground on takeoff until the wheels of such airframe touch the ground on landing following such flight. For purposes of all calculations under this Agreement measured in Engine Flight Hours, such Engine Flight Hours (and parts thereof) shall be rounded to the nearest minute.

                  "ENGINE MANUFACTURER" shall mean Pratt & Whitney Engines GROUP, a division of United Technologies.

                                                              [Lease Agreement]

                 "EVENT OF DEFAULT" has the meaning specified in Section 19.

                 "EVENT OF LOSS" shall mean, with respect to the Aircraft, the Airframe or any Engine, any of the following events, conditions or circumstances with respect to such property:

                          (i) the actual or constructive loss of such property
                 or the use thereof due to the destruction of or damage to such property which renders repair uneconomical or which renders such property permanently unfit for normal use by Lessee or Lessor;

                          (ii) any damage to such property or other occurrence
                 which results in an insurance settlement with respect to such property on the basis of a total loss or a constructive, compromised, arranged or agreed total loss;

                          (iii) the confiscation, condemnation, seizure,
                 forfeiture or requisition of the title to such property (for any reason whatsoever and whether de jure or de facto), other than as set forth in clause (v) below);

                          (iv) the disappearance, hijacking or theft (including
                 a seizure of title or use not otherwise included in this definition) of such property for a continuous period in excess of thirty (30) days (or, if less, the remaining Lease Term); and

                          (v) the confiscation, condemnation or seizure of, or
                 requisition by any Government Entity or purported Government Entity of use or hire of such property which shall have resulted in the loss of possession or use of such property by Lessee for a continuous period in excess of sixty (60) days (or, if less, the remaining Lease Term).

An Event of Loss with respect to the Aircraft shall be deemed to have occurred if an Event of Loss occurs with respect to the Airframe. An Event of Loss with respect to one or more Engines without loss of the Airframe shall not be deemed an Event of Loss with respect to the Aircraft.

                 "EVENT OF LOSS DATE" shall mean (i) with respect to any Event of Loss set forth in clause (i) or (ii) of the definition of "Event of Loss," the earliest of (x) the date of actual loss, (y) the date on which the loss is agreed, arranged or compromised by the insurers and (z) thirty (30) days after the date of notice to Lessee's brokers or insurers claiming the loss, (ii) with respect to any Event of Loss set forth in clause (iii) of the definition of Event of Loss, the date such event, condition or circumstance occurs, or (iii) with respect to any Event of Loss set forth in clause (iv) or (v) of the definition of Event of Loss, the earlier of (y) the date on which insurers make payment on the basis of a total loss or (z) the expiration of the period, if any, and the

                                                              [Lease Agreement]

continuation of the condition or circumstance beyond the date, described in the applicable clause of such definition.

                  "EXPENSE" shall mean any liabilities, obligations, losses, damages (including, without limitation, damages for loss of life, injury to persons or damage to any property), penalties, fines, sanctions, claims (whether fraudulent, groundless, false or not), actions, suits, judgments, legal proceedings (whether civil or criminal), costs, disbursements and expenses (including reasonable legal fees and expenses, costs of investigation and related expenses), in each case, of every kind and nature whatsoever (including, without limitation any liability, obligation or claim arising in contract or tort, whether or not arising from the negligence, actual, implied or imputed, active or passive, or absolute or strict liability of an Indemnified Party or any other Person or under any other theory).

                  "EXPIRY DATE" shall mean the date one hundred two (102) months following the Delivery Date.

                  "FINAL ACCEPTANCE CERTIFICATE" the Final Acceptance Certificate, in the form of Exhibit A-2, delivered at Delivery of the Aircraft.

                  "FINAL INSEPCTION" shall mean the inspection of the Aircraft by Lessor and any other Inspecting Parties during any part of the inspections, checks, and test flights required pursuant to Sections 7(c), 7(d) and 7(e) or otherwise performed in connection with the Return.

                  "FINAL MAINTENANCE" shall mean prior to the return of the Aircraft on the last day of the Lease Term, the completion of the next scheduled heavy maintenance check ("C" Check or above and, if applicable, multiples of such checks falling due within a "C" Check maintenance interval) in respect of the Aircraft under the Approved Maintenance Program (which check shall incorporate all lower-level checks and any special repair items or special inspections (including, without limitation, all applicable AD's that are required to be accomplished in accordance with the terms of this Lease, Required SB's and CPCP items) as well as inspections that have a frequency less than a "C" Check and all cleaning and refurbishment that would be a normal part of the Approved Maintenance Program were the Aircraft to continue in commercial passenger service by Lessee.

                  "FLIGHT CHARGES" shall mean all flight charges, route navigation charges, navigation service charges and all other fees, charges or Taxes payable for the use of or for services provided at any airport or otherwise payable to any airport, airport authority, navigation or flight authority or other similar entity or for any services provided in connection with the operation, landing or navigation of aircraft.

                                                              [Lease Agreement]

                  "FOLLOW-ON OPERATOR" shall mean any Person acquiring title to or the right to use the Aircraft after the end of the Lease Term (whether or not such Person is an airline or other operator).

                  "FORCE MAJEURE" shall mean delay or nonperformance due to or arising out of acts of God or public enemy, civil war, insurrection or riot, fire, flood, explosion, earthquake, accident, epidemic, quarantine restriction, any act of government, governmental priority, allocation, regulation or order affecting, directly or indirectly, the Aircraft, Lessor or Lessee or any materials or facilities, strike or labor dispute causing cessation, slowdown or interruption of work, inability after due and timely diligence to procure equipment, data or materials from suppliers in a timely manner, or any other cause (including unforeseen maintenance) to the extent that such cause is beyond the control of Lessor or Lessee whether above mentioned or not and whether or not similar to the foregoing.

                  "GAAP" shall mean generally accepted accounting principles as shall from time to time be in effect in the Lessee Jurisdiction, as such principles may at any time or from time to time be varied by any applicable financial accounting rules and, with respect to any Person, shall mean such principles applied on a basis consistent with prior periods.

                  "GOVERNMENT ENTITY" shall mean (i) any national, state or local government of any country, any territory or possession of any country, or any international authority (including, without limitation, in. each case, any central bank or fiscal, tax or monetary authority), (ii) any board, commission, department, division, instrumentality, court, agency, territory, possession or political subdivision of any entity described in clause (i) above, however constituted, (iii) any association, organization or institution of which any entity described in clause (i) or (ii) above is a member or to whose jurisdiction any thereof is subject or in whose activities any thereof is a participant and (iv) any taxing authority of any entity described in clause (i), (ii) or (iii) above.

                  "HOUR" shall mean an Airframe Flight Hour or an Engine Flight Hour, as indicated by the context.

                  "INDEBTEDNESS" means all obligations of Lessee that would, in accordance with GAAP, be shown as a liability on Lessee's balance sheet, and in any footnotes or notations thereto, including, without limitation, (i) obligations for the repayment of monies borrowed or raised, (ii) obligations under finance leases, hire-purchase arrangements, conditional sale agreements and other obligations for the deferred purchase price of property, (iii) guarantees, direct or indirect, of the obligations of any other Person, including any such obligations secured by a Lien on any property of Lessee,
(iv) indemnity and reimbursement obligations, including any such obligations arising to any issuer of a letter of credit or similar instrument, and (v) obligations to purchase or otherwise acquire any indebtedness of, or to advance monies to or on behalf of, or make any investment in any other Person.

                                                              [Lease Agreement]

                 "INDEMNIFIED PARTY" shall mean Lessor, in its individual and trust capacities, Owner Participant, ALL and each of their respective Affiliates, and the successors and permitted assigns of each of the foregoing and the directors, officers, corporate stockholders, partners, employees, servants and agents of each of the foregoing.

                 "INSPECTING PARTY" shall have the meaning specified in
Section 7(c)(i).

                 "INSURANCE BROKERS" shall mean any independent firm of internationally recognized insurance brokers.

                 "INSURED PARTY" shall mean each Indemnified Party.

                 "LANDING GEAR" shall mean (i) each landing gear assembly of the Aircraft identified by serial number in Lease Supplement No. 1 and (ii) any landing gear assembly substituted for any such identified landing gear assembly in accordance with this Agreement.

                 "LEASE SUPPLEMENT" shall mean any lease supplement entered into in ACCORDANCE with the terms hereof to this Agreement substantially in the form of Exhibit D; "Lease , Supplement No. 1" to be entered into between Lessor and Lessee on the Delivery Date for the purpose of leasing the Aircraft under and pursuant to the terms of this Agreement.

                 "LEASE TERM" shall mean the period described in Section 3(a).

                 "LENDER" means each of (a) any person or persons as the Lessor may from time to time advise Lessee in writing to be the person or persons providing finance to the Lessor to assist it in purchasing, funding or refinancing the purchase by the Lessor of the Aircraft and including, where the context so admits or requires, any agent or trustee for any one or more of such persons; and (b) any of the respective successors, permitted assigns or permitted transferees of any one or more of any such persons.

                 "LETTER OF CREDIT" shall mean the letter of credit issued by a U.S. bank reasonably acceptable to Lessor delivered by Lessee to Lessor pursuant to Section 3(d) as security for Lessee's performance hereunder.

                 "LESSEE JURISDICTION" shall mean the United States.

                 "LESSOR LIEN" shall mean any Lien of any Person claiming by, through or under Lessor which arises from any act or omission of Lessor, other than any Lien created or permitted hereby or by any other Operative Document.

                                                             [Lease Agreement]

                  "LIEN" means any mortgage, pledge, lien, charge, encumbrance, hypothecation, lease, sublease, seizure, exercise of rights, security interest, judgment, writ, order or other claim or right of possession of any kind or nature whatsoever, however and wherever created or arising and whether or not consensual (including, without limitation, any agreement or arrangement to give or effect any of the foregoing and any conditional sale or other title retention agreement).

                  "LIFE LIMITED COMPONENT" shall mean any part or component on the Aircraft for which the manufacturer has specified a certain life in either calendar time, Cycles or Hours accumulated after which such part or component must be replaced.

                  "MAINTENANCE PLANNING DOCUMENT" or "MPD" shall mean the Boeing 737 maintenance planning document.

                  "MAJOR CHECKS" shall mean any "D" check, "C" check, multiple "C" check (including all lower checks and all other items that are due before the next "C" check), heavy structural inspection (or equivalent), structural inspection or annual heavy maintenance visit or segment thereof for commercial aircraft of the same model as the Aircraft as set out in the Approved Maintenance Program.

                  "MAJOR MODIFICATIONS" includes, but shall not be limited to: (i) changes that alter the fundamental nature of the Aircraft as a passenger and cargo carrying aircraft or Cabin modifications that materially change the interior layout of the Aircraft (excluding changes to the seats or galleys), (ii) changes to the Aircraft structure or performance of the Aircraft, (iii) changes that adversely affect interchangeability or replaceability of Parts, (iv) substitution of different types of equipment or accessories which are not equivalent in cost, value, remaining useful life and/or operational capability to the equipment or accessories being replaced,
(v) changes that invalidate or impair any warranty with respect to the Aircraft or any Engine or Part, (vi) changes that adversely affect the eligibility of the Aircraft to obtain an Airworthiness Certificate from the Aviation Authority or (vii) any changes that result in a variation from the original type certificate for the Aircraft, but shall exclude changes pursuant to ADs and SBs provided by the Airframe Manufacturer which have Aviation Authority approval and all Required Modifications.

                  "MODIFICATION" shall mean any modification, addition, alteration, removal or other change, including, without limitation, ADs and SBs, to the Airframe, any Engine or any Part.

                  "OPERATIVE DOCUMENTS" shall mean this Agreement, each Lease Supplement and any other document, agreement or instrument to which Lessee is a party, or to which it consents in writing, or which is delivered by or on behalf of Lessee and which is entered into or delivered in connection with any of the foregoing or with any of the transactions contemplated by the foregoing.

                                                              [Lease Agreement]

                  "OWNER PARTICIPANT" means Sanwa Business Credit
Corporation, a Delaware corporation.

                  "OWNER TRUSTEE" means First Security Bank, National Association, in its capacity as trustee under the Trust Agreement.

                 "PARTS" shall mean any and all appliances, parts, components, modules, communications equipment, computers, instruments, appurtenances, accessories, furnishings and other equipment of whatever nature (including the APU, the Landing Gear but excluding complete Engines or engines) which may from time to time be incorporated or installed in or attached to the Airframe or any Engine, so long as title thereto shall remain vested in Lessor, in accordance with the terms hereof.

                  "PAST DUE RATE" shall mean a rate per annum equal to 3% over the Base Rate.

                   "PERMITTED JURISDICTION" shall mean any country listed in
Schedule 1.

                  "PERMITTED LIEN" shall mean any Lien referred to in clauses
(i) through (vi) of Section 8(a).

                 "PERSON" shall mean any individual, corporation, trust, partnership, unincorporated association, joint venture, association, joint-stock company, government or Government Entity.

                 "PROPOSAL LETTER" shall mean the Letter Agreement between essee and Lessor dated March 27, 1998.

                 "PURCHASE AGEEMENT" shall mean the purchase agreement between Owner Participant and ALL dated June 1, 1998.

                 "RELATED INDEMNITEE" shall mean, with respect to any Indemnified Party, any Affiliate, successor, assign, director, officer, corporate stockholder, partner, employee, servant or agent of such Indemnified Party.

                  "RENT" shall mean, collectively, Basic Rent and Supplemental Rent.

                 "REPLACEMENT ENGINE" shall mean an Engine Manufacturer model JT8D-9A engine (or an improved model having a modification status, value and utility at least equal to such an Engine Manufacturer model JT8D-9A engine) (including, without limitation, all warranty rights with respect to such engine) suitable for installation and use on the Airframe without impairing the value or utility of the Aircraft, and with neither Engine Flight Hours nor Engine Cycles since the last Basic Shop Visit greater than 4,000 Engine Flight Hours or Engine

                                                              [Lease Agreement]

Cycles, as applicable, and which has a value and utility at least equal to the Engine it is replacing (assuming such Engine was in the modification status, condition and repair required by the terms hereof immediately prior to being replaced) and which has been maintained, serviced, repaired and overhauled in substantially the same manner as is required under this Agreement as to "Engines", title to which shall have been conveyed to Lessor pursuant to the terms hereof, together with all Parts relating to such Engine so long as the same shall be incorporated or installed in or attached to such Engine leased hereunder, and any and all Parts removed therefrom so long as title to such removed Parts shall remain vested in Lessor in accordance with the terms hereof.

                  "REQUIRED MODIFICATIONS" has the meaning specified in
Section 10(c)(ii)(B).

                  "REQUIRED SBS" shall mean all alert SBs and any other SBs which have been accomplished on 50% of Lessee's fleet prior to the Return Date.

                  "RETURN" shall mean the return of the Aircraft by Lessee to Lessor at the Return Location in the condition and manner required by Section 7 and the other provisions of this Agreement and the other Operative Documents, as evidenced by the execution by Lessor, and the delivery to Lessee, of the Return Receipt referred to in Section 7(f).

                  "RETURN DATE" shall mean the date upon which the Aircraft is returned to Lessor pursuant to and in accordance with Section 7 hereof.

                  "RETURN LOCATION" shall mean such location in the western United States, western Canada or Mexico as may be designated by Lessor, or such other location as shall be mutually agreed between Lessor and Lessee.

                   "RETURN RECEIPT" shall have the meaning specified in
Section  7(f).

                  "SB" shall mean any service bulletin as issued by the Airframe Manufacturer, Engine Manufacturer or the manufacturer of any appliances or Parts.

                  "SCHEDULED DELIVERY DATE" shall mean June 9, 1998 (local time at the Delivery Location), or if such date is not a Business Day, the next succeeding Business Day (such date to be extended in the event of a delay in the delivery of the Aircraft as a result of additional work being performed on the Aircraft at the request of Lessee), provided that if the conditions precedent of Lessor contained in Section 4 hereof are not met, or waived by Lessor, on such date, (i) Lessor and Lessee shall cooperate and, as applicable, use reasonable efforts to satisfy such conditions precedent as soon as practicable after such date and (ii) the next Business Day on which such conditions precedent are met, or waived by Lessor, shall be the Scheduled Delivery Date.

                                                              [Lease Agreement]

                  "SECURITY DEPOSIT" shall have the meaning specified in
Section 2(e).

                  "SHOPVISIT" shall mean, with respect to an Engine, scheduled maintenance of such Engine which requires the Engine to be removed from the airframe to which it is attached (or, if the Engine is not attached to an airframe, scheduled maintenance that would require such removal if the Engine were so attached).

                 "STATE OF REGISTRATION" shall mean the United States.

                 "STIPULATED LOSS VALUE" shall mean US$12,000,000.

                 "SUPPLEMENTAL RENT" shall mean all amounts, liabilities and obligations (other than Basic Rent) which Lessee assumes, agrees or otherwise becomes liable to pay to Lessor, any Indemnified Party or any other Person hereunder or under any of the other Operative Documents, including, without limitation, payments of or in respect of the Stipulated Loss Value, Expenses, Taxes, Break Amount or other amounts payable under any indemnities.

                  "TAXES" shall mean any and all present or future fees (including, without limitation, license, documentation and registration fees), taxes (including, without limitation, income, receipts, sales, rental, use, turnover, value-added, property (tangible or intangible), excise, franchise, capital, user, transfer, doing business and stamp taxes or duties), licenses, levies, imposts, duties, recording charges or fees, or other charges, assessments, deductions or withholdings of any nature whatsoever, together with any assessments, penalties, late payment charges, notary charges, fines, additions to tax or other similar liabilities with respect to any of the foregoing and interest on any of the foregoing.

                 "TAX INDEMNITEE" shall mean Lessor, in its individual and trust capacities, Owner Participant, each of their respective Affiliates, any successor or permitted assign of either of the foregoing and the directors, officers, employees, servants and agents of each of the foregoing.

                 "TECHNICAL ACCEPTANCE CERTIFICATE" the Technical Acceptance Certificate, in the form of Exhibit A-1, delivered at Delivery of the Aircraft.

                 "TIME CONTROLLED COMPONENT" shall mean any component that Lessee monitors with an interval pursuant to which action is taken to inspect, replace and/or overhaul such component and that is limited by Airframe Cycles, Airframe Flight Hours and/or calendar time.

                 "TRUST AGREEMENT" means that certain Trust Agreement dated as of June 1, 1998 between Owner Participant and Owner Trustee.

                                                              [Lease Agreement]

                  (b) CONSTRUCTION.

                  (i) In this Agreement, unless the contrary intention is stated, a reference to:

                                    (u) Each of "Lessor," "Lessee" or any other
                  Person includes, without prejudice to the provisions of this Agreement, any successor in interest to it and any permitted assignee and, in the case of any Government Entity, any Government Entity succeeding to all or any of its functions;

                                    (v) Words importing the plural include the
                  singular and vice versa;

                                    (w) Any document or any law includes that
                  document or that law, as the case may be, as amended, modified or supplemented from time to time in accordance with its terms, and any document entered into or any law enacted or promulgated, as the case may be, in substitution or replacement therefor;

                                    (x) A "Law" (1) includes any statute,
                  decree, constitution, regulation, decision, finding, order, rule, judgment or directive of any Government Entity, (2) includes any treaty, pact, compact or other agreement to which any Government Entity is a signatory or party, (3) includes any judicial or administrative interpretation or application thereof, and (4) is a reference to any of the foregoing as amended, substituted, reissued or reenacted;

                                    (y) The words "this Lease," "this
                  Agreement," "hereby," "herein," "hereto," "hereof" and "hereunder" and words of similar import when used in this Agreement refer to this Agreement as a whole including, without limitation, the Schedules and Exhibits, and all Annexes thereto, and not to any particular provisions of this Agreement; and

                                    (z) A Section or an Exhibit or a Schedule is
                  a reference to a section of, or an exhibit or schedule to, this Agreement.

                 (ii) Headings used in this Agreement are for convenience only and shall not in any way affect the construction of, or be taken into consideration in the interpretation of, this Agreement.

        SECTION 2. LEASE OF AIRCRAFT.

                 (a) AGREEMENT TO LEASE. Subject to satisfaction of the conditions set forth in Section 4 and to the provisions of this Section 2, Lessor hereby agrees to deliver the Aircraft to Lessee at the Delivery Location and to lease the Aircraft to Lessee, and Lessee hereby agrees to

                                                              [Lease Agreement]


accept the Aircraft at the Delivery Location and to lease the Aircraft from Lessor, on the Scheduled Delivery Date, in each case in the condition specified in Schedule 2, but otherwise in an "as is, where is" condition, pursuant to the terms and conditions of this Agreement and the other Operative Documents, the commencement of such leasing to be evidenced by the execution by Lessor and Lessee of Lease Supplement No. 1. At the time of delivery of the Aircraft to Lessee, the Aircraft shall be free and clear of all Liens. Lessee hereby agrees that its execution of Lease Supplement No. 1 shall, without further act, constitute unconditional and irrevocable acceptance by Lessee of the Aircraft for all purposes of this Agreement.

                 (b) DELIVERY CONDITIONS: INSPECTIONS.

                 (i) Lessor shall use reasonable best efforts to procure that Transmile complies with its obligations with regard to delivery of the Aircraft (the "Delivery") pursuant to the Purchase Agreement. Lessee shall be entitled to participate in the inspection and test flight (not to exceed two
(2) hours in length) relating to the delivery of the Aircraft from Transmile, which inspection shall take place at Singapore Technologies, Paya Lebar, Singapore ("Inspection Location"). Lessee shall be entitled to have two (2) representatives on board as observers of any test flight. Lessee's participation in the inspection and test flight under the Purchase Agreement shall satisfy Lessor's obligations to provide Lessee with reasonable opportunity to verify that the Aircraft meets the Delivery Conditions.

                 (ii) Upon completion of the inspection and test flight referred to above and provided the Aircraft is in the condition required pursuant to Schedule 2, Lessee agrees to execute and deliver to Lessor a technical acceptance certificate (the "Technical Acceptance Certificate") substantially in the form attached hereto as Exhibit A. Upon execution of the Technical Acceptance Certificate, Lessee shall be deemed to have found the Aircraft to be in acceptable condition for delivery hereunder (and shall not be permitted to refuse to accept delivery of the Aircraft on the Delivery Date on that basis) except to the extent damage or loss to the Aircraft or any Part thereof occurs during the period following execution of the Technical Acceptance Certificate and prior to the Ferry Flight (unless
Lessor has repaired any such damage or loss prior to the Delivery Date). To the extent that the condition of the Aircraft at the time of the inspection and test flight referred to above is worse than the condition as set out in
Schedule 2, Lessee may accept the Aircraft under the Technical Acceptance Certificate in its actual condition but Lessee and Lessor will correspondingly amend the return conditions set out in Schedule 5.

                 (iii) Prior to delivery of the Aircraft, Lessor shall cause the Aircraft to be flown (the "Ferry Flight") to the Delivery Location; provided, however, that Lessor shall bear no responsibility for damage to the Aircraft (except to the extent such damage constitutes an Event of Loss) which occurs during the Ferry Flight. At the conclusion of the Ferry Flight, Lessee and Lessor shall execute and deliver the Final Acceptance Certificate.

                                                              [Lease Agreement]


                  (iv) Lessor and Lessee shall cooperate such that the inspection and delivery procedures shall minimize the tax impact to both parties under Section 9(c) hereof

                  (c) CHANGES IN DELIVERY DATE, LIMITATION OF LESSOR'S OBLIGATION TO DELIVER AIRCRAFT.

                 (i) Lessee acknowledges and agrees that Lessor's ability to perform its obligations to deliver the Aircraft in the condition, at the time, at the location and otherwise as specified in this Agreement is dependent upon, among other things, delivery of the Aircraft under, and at the time, at the location and otherwise in accordance with, the Purchase Agreement. Lessee also acknowledges and agrees that Lessor may delay in the delivery of, or fail to deliver, the Aircraft for reasons of Force Majeure (including, without limitation, a failure by Transmile to perform its obligations regarding delivery pursuant to the Purchase Agreement).

                 (ii) Lessor shall use reasonable efforts to give advance written notice to Lessee of any change in the Scheduled Delivery Date.

                 (iii) Accordingly, if, owing to (y) any delay in the delivery of, or failure to deliver, the Aircraft to Lessee due to a delay in the delivery of the Aircraft to Lessor pursuant to the terms of the Purchase Agreement and/or (z) reasons of Force Majeure, Lessor shall delay in the delivery of the Aircraft under this Agreement beyond the calendar date specified in the definition of "Scheduled Delivery Date," then Lessee shall accept delivery of the Aircraft on the first Business Day after such date on which Lessor has possession of the Aircraft at the Delivery Location; PROVIDED, HOWEVER, that if delivery of the Aircraft under this Agreement is delayed beyond the Commitment Termination Date, then either party hereto may, by written notice to the other, terminate this Agreement and each other Operative Document, whereupon neither Lessor nor Lessee shall have any further obligation to the other hereunder or thereunder, except that Lessor shall be obligated to return the Security Deposit paid (or delivered) by Lessee prior to such termination. In the event of any such delay or any eventual termination of this Agreement, Lessor shall not be responsible for any losses, including loss of profit, costs or Expenses arising therefrom suffered or incurred by Lessee.

                 (d) BRIDGING MAINTENANCE; REGISTRATION; AIRWORTHINESS CERTIFICATE. Following delivery of the Aircraft to Lessee, Lessee, except as explicitly set forth in Schedule 2 hereto, shall be solely responsible for:

                 (i) causing the Aircraft to be listed on Lessee's Operating Specifications;

                 (ii) performing, or causing to be performed, all bridging maintenance work necessary to allow Lessee to operate the Aircraft in regularly scheduled revenue passenger service;

                                                              [Lease Agreement]

                 (iii) obtaining the Airworthiness Certificate for the Aircraft; and

                 (iv) importing the Aircraft to the United States.

         SECTION 3. LEASE TERM RENT; PAYMENTS.

                 (a) LEASE TERM. The term of this Lease (the "Lease Term") shall commence on the Delivery Date and, unless this Agreement is terminated earlier pursuant to the provisions hereof, shall end on the Expiry Date.

                 (b) BASIC RENT. During the Lease Term, from and including the Delivery Date, Lessee shall pay rent for the Aircraft in advance on each Basic Rent Date during the Lease Term in advance in immediately available Dollars, in one hundred and two (102) consecutive monthly payments, as set forth in Exhibit B hereto; provided, however, that Lessee shall pay Basic Rent for the period from the Delivery Date through completion of the bridging maintenance work contemplated by Schedule 2 hereto in arrears, following completion of such bridging maintenance work.

                 (c) SUPPLEMENTAL RENT. Lessee shall pay, or cause to be paid, promptly to Lessor, or to whomsoever shall be entitled thereto, any and all Supplemental Rent constituting or in respect of the Stipulated Loss Value, Break Amount and all other amounts of Supplemental Rent when and as the same shall become due and owing. In the event of any failure on the part of Lessee to pay any Supplemental Rent when due, Lessor and each other Indemnified Party shall have all rights, powers and remedies provided for herein or in any other Operative Document, or at law or in equity or otherwise, in the case of nonpayment of Basic Rent. Lessee also shall pay to Lessor, or to whomsoever shall be entitled thereto, on demand, as Supplemental Rent, to the extent permitted by applicable law, interest at the Past Due Rate on any part of any installment of Basic Rent not paid when due for any period for which the same shall be overdue and on any payment of Supplemental Rent (to the extent permitted by applicable law) not paid when due for the period until the same shall be paid.

                 (d) SECURITY DEPOSIT.

                 (i) INITIAL DEPOSIT. In connection with the execution of the Proposal Letter, Lessee delivered to Lessor a letter of credit (the "Letter of Credit") in the amount of US$250,000 (the "Initial Security Deposit"). The Initial Security Deposit shall be and remain the property of Lessor unless the Delivery Date fails to occur due for reasons other than a default by Lessee, in which case the Letter of Credit shall be returned to Lessee.

                                                              [Lease Agreement]


                  (ii) In the event Lessee fails to meet any financial requirement (each, a "Financial Requirement") set forth in Exhibit C hereto (such failure, a "Credit Event"), Lessee shall increase the Initial Security Deposit in accordance with Exhibit C hereto.

                  (iii) The Security Deposit shall be held by Lessor during the Lease Term as security for the fall and punctual performance of all of Lessee's obligations to Lessor under this Agreement including, without limitation, satisfaction of the requirements of the condition of the Aircraft at the end of the Lease Term as set forth in Section 7. Lessee acknowledges that Lessor may commingle the Security Deposit with its general funds. Lessee hereby grants to Lessor a security interest by way of first priority perfected security interest in its interest, if any, in the Security Deposit and the proceeds thereof and hereby grants to Lessor any and all of Lessee's right, title and interest therein, if any, as security for Lessee's obligations hereunder. No interest shall accrue in favor of Lessee in respect of the Security Deposit held by Lessor. At the end of the Lease Term, upon performance by Lessee, satisfactory to Lessor, of all of Lessee's obligations hereunder (other than potential contingent obligations (of which Lessor has no knowledge) under the indemnity provisions of this Agreement), Lessor shall promptly refund any remaining Security Deposit to Lessee. Lessor's obligations in respect of the return of the Security Deposit shall be that of a debtor of Lessee, not as a trustee or other fiduciary.

                  (iv) If a Default shall have occurred and be continuing, Lessor may, but shall not be obliged to, apply the Security Deposit in whole or in part for the payment of any Rent, indemnities, legal fees and other expenses, insurance and other casualty payments and any other amount owing from time to time by Lessee under this Agreement, for the payment of any loss or damage suffered by Lessor as a result of any Default or utilize the Security Deposit in whole or in part to perform any of Lessee's obligations under this Agreement or to otherwise remedy any circumstance giving rise to a Default, including the redelivery condition of the Aircraft, without prejudice to any other remedy of Lessor (it being understood that an application of the Security Deposit shall not constitute a cure of any Default unless and until Lessee shall have complied with the following sentence). In any such event Lessee shall, on demand, restore the full amount of the Security Deposit by payment to Lessor of an amount in immediately available Dollars equal to the amount by which the balance of the Security Deposit has been reduced under this clause (iv).

                  (v) The Letter of Credit shall be of a duration of at least one year, and shall provide for thirty (30) days' notice to the Lessor prior to the expiration date if it has not been extended, renewed or replaced by the issuer (the "Non-renewal Notice") and shall otherwise be in substantially the form attached as Exhibit H hereto. The Letter of Credit shall provide for payments to be made thereunder at sight, in dollars, and for drawings to be made (by advice, confirmation or otherwise) in Honolulu, Hawaii. In the event that the long-term unsecured debt rating of the issuing bank is reduced to a level below A- (as rated by Standard & Poor's) or if the Lessor shall have received a Non-renewal Notice (a "Substitution Event"), Lessor shall have the

                                                              [Lease Agreement]


right to draw down the entire amount of the Letter of Credit, if Lessee shall not, within ten days of the occurrence of such Substitution Event, have caused such Letter of Credit to be replaced with a substitute Letter of Credit issued by a commercial bank reasonably acceptable to Lessor which complies with the required minimum rating specified above.

                  (e) PAYMENTS IN GENERAL.

                  (i) All payments of Rent shall be made directly by Lessee in Dollars by wire transfer of immediately available funds on the date for payment to the account for Lessor specified peci led in column (2) of
Schedule 3, or to such account as Lessor shall otherwise direct by notice to Lessee.

                 (ii) If the due date for any payment of Basic Rent, Break Amount or Stipulated Loss Value is not a Business Day, then, unless otherwise provided herein, such payment shall be made on the Business Day next succeeding such due date with the same force and effect as if made on such due date and without adjustment in the amount due.

                 (iii) All amounts of interest or amounts calculated by reference to interest payable under any of the provisions of this Agreement shall be calculated on the basis of the actual number of days elapsed and a 365-day or 366-day year, as applicable.

                 (f) NO DEDUCTIONS OR WITHHOLDINGS. All payments by Lessee under this Agreement or any other Operative Document to Lessor or any other Indemnified Party, including payments in respect of Basic Rent, Supplemental Rent, interest, fees, indemnities or any other item, shall be made in full without any counterclaim, delay, deduction or withholding of any kind or nature whatsoever (including, without limitation, in respect of any setoff, counterclaim, Taxes, insurance charges, monetary transfer fees or any costs and expenses arising in connection with the use and operation of the Aircraft) but excluding deduction or withholding required by law with respect to Taxes for which Lessee is not required to indemnify Lessor or a Tax Indemnitee under Section 9(c).

         SECTION 4. CONDITIONS PRECEDENT. (I) The obligations of Lessor to lease the Aircraft to Lessee are subject to the fulfillment to the satisfaction of Lessor, and Lessee shall (with respect to such conditions precedent as are within Lessee's reasonable control) procure such fulfillment, on or prior to the Delivery Date (or, if another date is specified below, on or prior to such date) of the following conditions precedent:

                 (a) DELIVERY OF AIRCRAFT. Transmile shall have performed all of its obligations under the Purchase Agreement with respect to the delivery of the Aircraft to Lessor.

                                                              [Lease Agreement]


                 (b) DELIVERY CONDITIONS. The Aircraft shall have met all of the Delivery Conditions set forth on Schedule 2 hereto.

                 (c) APPROVED MAINTENANCE PROGRAM. Prior to the Scheduled Delivery Date, Lessee shall have provided to Lessor a summary of the Approved Maintenance Program and such information reasonably requested by Lessor regarding the proposed Approved Maintenance Program, in each case, for the Aircraft (including, without limitation, evidence that the Aviation Authority has approved the Approved Maintenance Program and such minimum equipment list), and Lessor shall have reviewed and approved such Approved Maintenance Program.

                 (d) DUE DILIGENCE. Prior to the Scheduled Delivery Date, Lessor shall have completed, in a manner satisfactory to it, its due diligence review with respect to the Lessee's financial condition and statements, including review of the legal and regulatory framework applicable to this transaction, including, without limitation, resolution to the reasonable satisfaction of Lessor of all legal and tax related matters.

                 (e) AGREEMENTS AND DOCUMENTS. The following documents, agreements, instruments or certificates shall have been duly authorized, executed and delivered by the respective party or parties thereto, shall each be satisfactory in form and substance to Lessor and shall be in full force and effect and in the English language and executed counterparts shall have been delivered to Lessor and/or to its respective counsel:

                 (i) this Agreement;

                 (ii) Lease Supplement No. 1 covering the delivery and acceptance of the Aircraft and dated the Delivery Date;

                 (iii) a delivery receipt (the "Delivery Receipt") in the form of Annex A to Schedule 2;

                 (iv) (y) a Certificate of Insurance in the form of Exhibit F and which otherwise complies with the requirements of Section 15 and
        (z) a Broker's Letter in the form of Exhibit G from the Insurance Brokers and which otherwise complies with the requirements of Section 15, together with such other evidence as Lessor shall request as to the due compliance by Lessee with Section 15;

                 (v) an opinion of Char, Sakamoto, Ishii, Lum & Ching, special counsel to Lessee in the form of Exhibit K and covering such other matters as Lessor may reasonably request;

                                                              [Lease Agreement]


                 (vi) copies of documents where available evidencing the issuance of each Authorization that may be required in connection with the remittance to Lessor and any other intended recipient of any amount payable under this Agreement, or any other Operative Document, the performance by Lessee of any of its respective obligations hereunder or thereunder;

                 (vii) certified copies of Lessee's Certificate of Incorporation, bylaws and any other organizational documents plus any subsequent amendments thereto;

                 (viii) copies of resolutions of the Board of Directors of Lessee or other written evidence of appropriate corporate action, duly authorizing or ratifying the lease of the Aircraft hereunder, and the execution, delivery and performance of this Agreement and the other Operative Documents, certified by a duly authorized officer of Lessee, in the case of any such resolutions, to have been passed at a duly convened and constituted meeting, and in each case to be true, accurate, complete, unamended and in full force and effect as of the Delivery Date;

                 (ix) certificate signed by a duly authorized officer of
Lessee:

                                   (u) certifying the incumbency, and the
                 accuracy of the signatures, of the Person or Persons authorized to execute and deliver the Operative Documents on behalf of Lessee;

                                   (v) stating that Lessee's representations
                 and warranties contained in this Agreement and each other Operative Document are and shall be true and correct on and as of the Delivery Date as though made on and as of such date (unless made as of a specified date, in which case such representations and warranties shall be true and correct as of such specified date); and

                                   (w) stating that no Default or Event of
                 Default has occurred and is continuing or will result from the lease of the Aircraft under this Agreement; and

                 (x) such other documents, agreements, certificates and evidence with respect to the Aircraft, Lessee, any Persons acting for Lessee or otherwise as Lessor may reasonably request in connection with the consummation of the transactions contemplated by this Agreement or the other Operative Documents, the taking of all proceedings (corporate or otherwise) in connection therewith or compliance with all the conditions set forth in this Section 4.

                  (f) DELIVERY DATE CONDITIONS. Each of the following shall be true on the Delivery Date:

                                                              [Lease Agreement]


                          (i) Lessee shall have paid in full (or delivered) (x) the first installment of Basic Rent and (y) the Initial Security Deposit;

                          (ii) all representations and warranties of Lessee hereunder and under the other Operative Documents shall be true and correct on and as of the Delivery Date as though made on and as of such date (unless made as of a specified date, in which case such representations and warranties shall be true and correct as of such specified date);

                          (iii) Lessee shall have performed, complied with and observed all its obligations, covenants and agreements set forth herein and in each other Operative Document which it is required to perform, comply with or observe prior to or on the Delivery Date;

                          (iv) no Default, Event of Default or Event of Loss, or event, condition or circumstance that would with the giving of notice or passage of time or both become or give rise to an Event of Loss, shall have occurred;

                  (v) (y) no material adverse change has occurred in the financial condition or prospects of Lessee from that set forth in its consolidated financial statements dated December 31, 1997 and (z) nothing has occurred between December 31, 1997 and the Delivery Date which could materially and adversely affect the ability of Lessee to carry on its business or to perform its obligations under any Operative Document to which it is or will be a party; and

                          (vi) Lessor shall have received a copy of Lessee's consolidated financial statements referenced in Section 5(b)(x) hereof.

                 (g) REGISTRATION. The Aircraft shall be registered with the Aviation Authority in the name of Lessor.

                 (h) IMPRT LICENSE AND FERRY FLIGHT PERMIT. Lessor shall be satisfied that Lessee has obtained, or cause to be obtained, all necessary licenses and certificates (or exemptions therefrom) for the importation and ferrying of the Aircraft into the State of Registration and that all applicable importation, customs and other similar duties in respect of the Aircraft have been or will be discharged (or the relevant exemptions obtained), and Lessor shall have received a copy of such licenses and certificates (or exemption therefrom).

                 (i) NECESSARY GOVERNMENT ACTIONS. All appropriate action required to have been taken prior to the Delivery Date by the Aviation Authority or any governmental or political agency, subdivision or instrumentality of the United States in connection with the transactions contemplated hereby shall have been taken, and all orders, permits, licenses, waivers,

                                                              [Lease Agreement]


authorizations, exemptions and approvals of such entities required to be in effect on the Delivery Date in connection with the transactions contemplated hereby shall have been issued, and all such orders, permits, licenses, waivers, authorizations, exemptions and approvals shall be in full force and effect on the date hereof and on the Delivery Date (no such orders, permits, licenses, waivers, authorizations, exemptions and approvals shall be issued on a temporary basis pending further review by the entity requiring such to be in effect).

                 (j) NO GOVERNMENT ACTIONS. No action or proceeding shall have been instituted nor shall governmental action be threatened before any United States or foreign court or governmental agency, nor shall any order, judgment or decree have been issued or proposed to be issued by any United States or foreign court or governmental agency at the time of the Delivery Date to set aside, restrain, enjoin or prevent the completion and consummation of this Lease or the transactions contemplated hereby and thereby.

                 (k) NO CHANGE IN LAW. No change shall have occurred after the date of execution and delivery of this Lease in applicable law or regulations thereunder or interpretations thereof by appropriate regulatory authorities which, in the reasonable opinion of Lessor, would make it a violation of a law or regulations for Lessor to execute, deliver and perform its obligations hereunder or under any other Operative Document to which it is a party.

The conditions precedent specified in this Section 4(I) are for the sole benefit of Lessor and may be waived or deferred in whole or in part and with or without condition by Lessor. If any of such conditions is not satisfied or waived in writing by Lessor on and as of the Delivery Date and Lessor, in its sole discretion, nonetheless delivers the Aircraft to Lessee hereunder, Lessee hereby covenants and agrees to satisfy, or cause the satisfaction of, such outstanding conditions within thirty days after the Delivery Date.

         (II) The obligations of Lessee to lease the Aircraft from Lessor are subject to the fulfillment to the satisfaction of Lessee, and Lessor shall (with respect to such conditions precedent as are within Lessor's reasonable control) procure such fulfillment, on or prior to the Delivery Date (or, if another date is specified below, on or prior to such date), of the following conditions precedent:

                 (a) TITLE TO AIRCRAFT. Lessor shall have purchased the Aircraft from Transmile and registered the Aircraft with the Aviation Authority.

                  (b) DELIVERY CONDITIONS. The Aircraft shall have met all of the Delivery Conditions set forth on Schedule 2 hereto.

                                                              [Lease Agreement]


                 (c) Lessee shall have received an opinion of Lytle, Soule & Curlee, special FAA counsel, as to the absence of Liens of record with respect to the Aircraft and in a form reasonably acceptable to Lessee.

                  (d) DELIVERY DATE CONDITIONS. Each of the following shall be true on the Delivery Date:

                           (i) all representations and warranties of Lessor hereunder and under the other Operative Documents shall be true and correct on and as of the Delivery Date as though made on and as of such date (unless made as of a specified date, in which case such representations and warranties shall be true and correct as of such specified date); and

                           (ii) Lessor shall have performed, complied with and observed all its obligations, covenants and agreements set forth herein and in each other Operative Document which it is required to perform, comply with or observe prior to or on the Delivery Date.

The conditions precedent specified in this Section 4(II) are for the sole benefit of Lessee and may be waived or deferred in whole or in part and with or without condition by Lessee.

         SECTION 5. REPRESENTATIONS AND WARRANTIES.

                  (a) DISCLAIMER: LESSOR'S REPRESENTATIONS. WARRANTIES AND
                                  COVENANTS.

                           (i) THE AIRCRAFT SHALL BE DELIVERED UNDER THIS LEASE "AS IS, WHERE IS" AND LESSEE AGREES, ACKNOWLEDGES AND ACCEPTS THAT, NEITHER LESSOR NOR ANY OTHER INDEMNIFIED PARTY MAKES ANY WARRANTY OR REPRESENTATION WHATSOEVER CONCERNING THE AIRCRAFT OR OTHERWISE. LESSEE, FOR THE BENEFIT OF LESSOR AND EACH INDEMNIFIED PARTY, HEREBY WAIVES, RELEASES AND RENOUNCES ALL WARRANTIES, REPRESENTATIONS AND OTHER INDEMNITIES, OBLIGATIONS AND LIABILITIES OF LESSOR AND ANY OTHER INDEMNIFIED PARTY AND ANY RIGHTS, CLAIMS AND REMEDIES OF LESSEE, EXPRESS OR IMPLIED, ARISING BY LAW OR OTHERWISE, IN EACH CASE, WITH RESPECT TO ANY NONCONFORMANCE OR DEFECT IN THE AIRCRAFT, ANY PART THEREOF OR ANY OTHER THING DELIVERED, LEASED, CHARTERED OR TRANSFERRED UNDER THIS LEASE, OR OTHERWISE INCLUDING, WITHOUT LIMITATION:

                                                              [Lease Agreement]


                 (A) ANY WARRANTY AS TO THE AIRWORTHINESS, VALUE, CONDITION, DESIGN, OPERATION OF, OR THE QUALITY OF THE MATERIAL OR WORKMANSHIP IN, OR ANY DEFECT IN, THE AIRCRAFT, THE AIRFRAME, ANY ENGINE, ANY PART, ANY DATA, ANY AIRCRAFT DOCUMENTATION OR ANY OTHER THING DELIVERED, SOLD OR TRANSFERRED HEREUNDER;

                 (B) ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR USE FOR A PARTICULAR PURPOSE;

                 (C) ANY EXPRESS OR IMPLIED WARRANTY AS TO TITLE;

                 (D) ANY IMPLIED WARRANTY ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING OR USAGE OF TRADE;

                 (E) ANY OBLIGATION OR LIABILITY WITH RESPECT TO ANY ACTUAL OR ALLEGED PATENT OR OTHER INTELLECTUAL PROPERTY INFRINGEMENT;

                 (F) ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY IN TORT, WHETHER OR NOT IN STRICT OR ABSOLUTE LIABILITY OR ARISING FROM THE NEGLIGENCE OF LESSOR OR ANY INDEMNIFIED PARTY, ACTUAL OR IMPUTED, ACTIVE OR PASSIVE; AND

                 (G) ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY FOR LOSS OR DAMAGE TO THE AIRCRAFT, THE AIRFRAME, ANY ENGINE, ANY PART, ANY DATA OR ANY OTHER THING, FOR ANY LOSS OF USE, REVENUE OR PROFIT OR FOR ANY OTHER DIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES.

                          (ii) DELIVERY BY LESSEE TO LESSOR OF LEASE SUPPLEMENT
                 NO. 1 WILL BE CONCLUSIVE PROOF AS BETWEEN LESSOR AND LESSEE (BUT WITHOUT PREJUDICE TO ANY CLAIMS LESSOR OR LESSEE MAY HAVE AGAINST THE AIRFRAME MANUFACTURER, ENGINE MANUFACTURER OR ANY VENDOR WITH RESPECT TO THE AIRCRAFT) THAT LESSEE HAS EXAMINED AND INSPECTED THE AIRCRAFT, THAT THE AIRCRAFT AND THE AIRCRAFT DOCUMENTATION ARE SATISFACTORY TO LESSEE AND THAT LESSEE HAS IRREVOCABLY AND UNCONDITIONALLY ACCEPTED THE AIRCRAFT FOR LEASE HEREUNDER WITHOUT ANY RESERVATIONS WHATSOEVER.

                                                              [Lease Agreement]


                          (iii) Lessor represents and warrants that (i) on the
                 Delivery Date and throughout the Lease Term, so long as no Event of Default shall have occurred and be continuing, except as may be expressly provided in this Agreement or in any other Operative Document to which Lessee is a party or consents, Lessor shall not take or cause to be taken any action inconsistent with Lessee's right of quiet enjoyment of, or otherwise in any way interfere with or interrupt, the continuing use, operation and possession of the Aircraft, the Airframe or any Engine by Lessee or any permitted sublessee or assignee thereof and (ii) Lessor and Owner Participant are organized under the laws of the United States, or a state thereof, and the trust created by the Trust Agreement is a grantor trust for federal income tax purposes.

                          (iv) Notwithstanding anything herein to the contrary,
                 Lessee may install in the Aircraft passenger seats and galleys, title to which is held by Lessee subject to a security interest in favor of an unrelated third party or title to which is held by an unrelated third party and such part is leased or conditionally sold to Lessee (hereinafter "Lessee Installed Parts").

                          Lessor agrees, for the benefit of Lessee and any
                 mortgagee or holder of any other security interest in any engine (other than an Engine) or any Lessee Installed Part, any lessor of any engine (other than an Engine) or Lessee Installed Part and any mortgagee or conditional vendor of any engine (other than an Engine) or Lessee Installed Part subject to a conditional sale agreement or any other security agreement, that no right, title to or interest in any such engine or Lessee Installed Part shall be exercised or asserted by the Lessor and the Lessor acknowledges and confirms that it will not acquire any right, title or interest to or in any such engine or Lessee Installed Part as a result of its installation on the Aircraft.

                          No engine, part or Lessee Installed Part shall be
                 installed on the Airframe or any Engine unless either (i) Lessee owns such item of equipment free and clear of all Liens other than Permitted Liens or (ii) the mortgagee, owner, lessor, conditional vendor or other lienholder in respect of such item of equipment has agreed that it shall not acquire, exercise or assert any interest over the Aircraft, the Airframe, any Engine or any Part.

                 (b) LESSEE'S REPRESENTATIONS AND WARRANTIES. In order to induce Lessor to enter into this Lease and to lease the Aircraft, Lessee hereby represents and warrants to Lessor as of the date hereof and as of the Delivery Date (unless, in each case, such representation and warranty is expressly applicable on and as of another date or dates) that:

                                                              [Lease Agreement]


                          (i) ORGANIZATION. QUALIFICATION. ETC. Lessee (w) is a company incorporated under the laws of the State of Delaware, (x) holds all Authorizations necessary to authorize Lessee to engage in air transport and to carry on scheduled passenger and cargo service in each case as presently conducted, (y) has the corporate power and authority to own or hold under lease its properties wherever located or used and to enter into and perform its obligations under each Operative Document to which it is a party, (z) is duly qualified and authorized to do business, and is in good standing, in each jurisdiction in which the nature of its business makes such qualification necessary, except where the absence of such qualification would not materially adversely affect its ability to perform its obligations under the Operative Documents and (aa) is a Certificated Air Carrier.

                          (ii) CORPORATE AUTHORITY. The execution, delivery and performance by Lessee of this Agreement, Lease Supplement No. 1 and each other Operative Document to which Lessee is a party have been duly authorized by all necessary corporate action on the part of Lessee, do not require any stockholder or shareholder approval, or approval or consent of any trustee or holders of any indebtedness or obligations of Lessee, except such as have been duly obtained or, by the Delivery Date, will have been duly obtained, and copies of which shall have been delivered to Lessor on or before the Delivery Date.

                          (iii) GOVERNMENT APPROVALS. Neither the execution and delivery by Lessee of this Agreement, Lease Supplement No. 1 or any other Operative Document to which Lessee is a party nor the performance by Lessee of its obligations hereunder or thereunder (including, without limitation, Lessee's payment of Rent in Dollars to Lessor or any other Indemnified Party) requires any Authorization (including, without limitation, any import, customs, foreign exchange or other licenses or permits), except for (y) Authorizations that have been duly obtained and are in full force and effect, and copies of which shall have been delivered to Lessor on or before the Delivery Date, and (z) any normal periodic and other reporting requirements under the applicable rules and regulations of the Aviation Authority (but only to the extent required to be observed or performed after the Delivery Date).

                          (iv) NO BREACH. Neither the execution and delivery of this Agreement, Lease Supplement No. 1 or any other Operative Document by Lessee nor the consummation by Lessee of the transactions contemplated hereby or thereby nor compliance by Lessee with any of the terms or provisions hereof or thereof will (X) violate any of the provisions of the organizational or charter documents or bylaws of Lessee, (y) conflict with or contravene, or result in the creation, perfection or enforcement of any lien under, any law applicable to or binding upon the Aircraft, Lessee or any property of Lessee or (z) conflict with or result in any breach of any of the terms or provisions of, or constitute any default under, or result in or require the creation of any

                                                              [Lease Agreement]


        Lien upon any property of Lessee under, any indenture, mortgage, deed of trust, conditional sales contract, note, loan, credit agreement or other agreement or instrument to which Lessee is a party or by which Lessee or its properties or assets may be bound or affected.

                          (v) LEGAL, VALID AND BINDING AGREEMENTS. This Lease, Lease Supplement No. 1 and each other Operative Document to which Lessee is a party, in each case, as and when entered into, have been, or will be, duly executed and delivered by Lessee and constitute, or will constitute, legal, valid, binding and enforceable obligations of Lessee.

                          (vi) LITIGATION. There are no pending or threatened actions or proceedings before any court or administrative agency (y) in respect of this Agreement or any other Operative Document or the Aircraft or the performance by Lessee of its obligations hereunder or under any other Operative Document or (z) which would, if adversely determined, materially adversely affect the ability of Lessee to perform its obligations under the Operative Documents.

                          (vii) FILING. Except for the registration of the Aircraft with the FAA and the filings or recordings described in
        Schedule 4, no further action, including the filing or recording of any instrument or document (including the filing of any Uniform Commercial Code financing statement) is necessary or advisable under the laws of the State of Registration or the Lessee Jurisdiction (x) in order for this Agreement to constitute a valid and perfected lease of record relating to the Aircraft, (y) to authorize or permit Lessee to perform its obligations under each Operative Document (including, without limitation, Lessee's obligation to pay Rent) or (z) fully to protect, establish, perfect and preserve Lessor's title to, and Lessor's rights and interests in, the Aircraft as against Lessee and any other Person.

                          (viii) NO WITHHOLDING. Lessee will not be required to deduct from any Rent payment made or to be made hereunder any withholding or other Tax under the laws of the State of Registration, the Lessee Jurisdiction or any other jurisdiction, either (y) on or by virtue of the execution or delivery by Lessee of this Agreement or any other Operative Document or (z) on or by virtue of the performance by Lessee of this Agreement or any other Operative Document, including, without limitation, payment of Rent or any other amount made, or to be made, by Lessee pursuant to this Agreement or any other Operative Document.

                          (ix) NO DEFAULT OR EVENT OF DEFAULT. There has not occurred any event which is presently continuing and which would constitute a Default or Event of Default under this Agreement or any of the other Operative Documents.

                                                              [Lease Agreement]


                          (x) FINANCIAL CONDITION. The statements of financial position of Lessee as of December 31, 1997 and the related statements of earnings and cash flows of Lessee for the year then ended, fairly present the financial condition of Lessee as at such date and the results of operations and cash flow of Lessee for the period ended on such date, in accordance with generally accepted accounting principles consistently applied (except as may be stated in the notes thereto), and, since December 31, 1997, there has been no material adverse change in such condition or operations, except as disclosed in press releases issued by Lessee.

                          (xi) TAXES. Lessee has paid or caused to be paid all Taxes when due and payable or has made adequate provision by way of security for all Taxes payable by Lessee (except to the extent being contested in good faith and by appropriate proceedings, and for the payment of which adequate reserves have been provided, so long as such contest does not involve a material danger of the sale, forfeiture, confiscation, seizure or loss of the Aircraft, any Engine or Part thereof). No Taxes (including, without limitation, any stamp or value-added taxes), levies, imposts, duties or similar charges may be imposed by the government of the Lessee Jurisdiction, or any Government Entity or political or taxing subdivision therein, upon or with respect to the execution or delivery of this Agreement or any other Operative Document or the delivery of the Aircraft hereunder.

                          (xii) NO MATERIAL ADVERSE CHANGE. No event has occurred or state of affairs exists that has or may have a material adverse effect on (i) the ability of Lessee to carry on its business or to perform its obligations under any Operative Document to which it is or will be a party or (ii) the rights or interests of Lessor under any Operative Document to which it is or will be a party.

                          (xiii) PARI PASSU. The obligations of Lessee under this Agreement and the other Operative Documents are direct, general and unconditional obligations of Lessee and rank at least pari passu with all other present and future unsecured and unsubordinated obligations (including contingent obligations) of Lessee with the exception of such obligations as are mandatorily preferred by law and not by virtue of any contract.

                          (xiv) SECTION 1110. Lessor is entitled to the protection of Section 1110 of Chapter 11 of Title 11 of the United States Code in connection with its right to take possession of the Aircraft, Airframe and Engines in the event of a case under such Chapter 11 in which Lessee is a debtor.

        The rights and remedies of Lessor in relation to any misrepresentation or breach of warranty on the part of Lessee shall not be prejudiced by any investigation by or on behalf of

                                                              [Lease Agreement]


Lessor into the affairs of Lessee, by the performance of this Agreement or by any other act or thing which may be done or omitted to be done by Lessor and which would or might, but for this provision, prejudice such rights and remedies.

        SECTION 6. CERTAIN COVENANTS OF LESSEE. Lessee covenants and agrees with Lessor at Lessee's sole cost and expense, as follows:

                  (a) MAINTENANCE OF CORPOATE EXISTENCE; DULY QUALIFIED; CERTIFICATED AIR CARRIER. Subject to Section 6(b), at all times during the Lease Term, Lessee shall (i) exist as a company incorporated under the laws of the State of Delaware, (ii) hold all Authorizations necessary to authorize Lessee to engage in air transport and to carry on passenger and cargo service in each case as presently conducted by Lessee, (iii) have the corporate power and authority to own or hold under lease its properties wherever located or used and to enter into and perform its obligations under each Operative Document to which it is a party, (iv) be duly qualified and authorized to do business, and be in good standing, in each jurisdiction in which the nature of its business makes such qualification necessary, except where the absence of such qualification would not materially or adversely affect its ability to perform its obligations under the Operative Documents and (v) at all times be a Certificated Air Carrier.

                  (b) MERGER OR CONSOLIDATION. Lessee shall preserve its corporate existence, and will not merge or consolidate with any person unless the successor person resulting from such merger or consolidation (the "Successor"):

                          (i) is the Lessee or an entity incorporated or organized in the State of Delaware or another State of the United States;

                          (ii) shall have a net worth immediately after such merger or consolidation of not less than the Lessee's net worth immediately prior thereto;

                          (iii) shall be authorized under applicable law to perform the Lessee's obligations under this Lease to the same extent as the Lessee;

                          (iv) shall deliver to the Lessor an agreement in form and substance reasonably satisfactory to the Lessor containing an assumption by the Successor of the Lessee's representations and warranties under this Lease, together with the due and punctual performance of all the Lessee's obligations under this Lease; and

                          (v) shall deliver to the Lessor an opinion of counsel reasonably satisfactory in form and substance to the Lessor to the effect that the agreement referred to in sub-clause (iii) above constitutes the Successor's legal, valid, binding and enforceable obligations.

                                                              [Lease Agreement]


                 (c) REPORTING REQUIREMENTS. The Lessee shall furnish to the Lessor and the Lender:

                          (i) within 60 days after the last day of the first three fiscal quarters of each fiscal year of Aloha Airgroup Inc., unaudited consolidated quarterly financial statements of the Aloha Airgroup, Inc. prepared for such quarter as of the last day of such quarter and statements of income and retained earnings for such fiscal quarter and on a comparative basis figures for the corresponding period of the immediately preceding fiscal year, all in reasonable detail, each such statement to be certified in a certificate of Aloha Airgroup, Inc.'s chief financial officer or chief accounting officer as fairly presenting the financial position and the results of operations of Aloha Airgroup, Inc. as at its date and for such quarter (subject to year-end audit adjustments) and as having been prepared in accordance with GAAP;

                          (ii) as soon as available but not in any event later than 120 days after the last day of each fiscal year of Aloha Airgroup, Inc., audited financial statements of the Aloha Airgroup, Inc. prepared for such year, including a balance sheet of Aloha Airgroup, Inc. of the last day of such year, statements of income and retained earnings of Aloha Airgroup, Inc. for such fiscal year, a balance sheet of Aloha Airgroup, Inc. as of the last day of such year and statements of income and retained earnings of Aloha Airgroup, Inc. for such fiscal year and in all cases on a comparative basis figures for the immediately preceding fiscal year, all in reasonable detail, each prepared in accordance with GAAP and certified without qualification by Coopers & Lybrand or another of the largest national firms of independent certified public accountants as fairly presenting the financial position and the results of operations of Aloha Airgroup, Inc. at the end of and for such fiscal year and as having been prepared in accordance with GAAP;

                          (iii) in lieu of the financial statements referred to in sub-clauses (i) and (ii) above, any Quarterly Reports on Form 10-Q and Annual Report on Form 10-K for the respective periods filed by Aloha Airgroup, Inc. pursuant to and in accordance with the Securities Exchange Act of 1934, as amended;

                          (iv) concurrently with the financial statements furnished pursuant to Clauses 6(c)(i) and (ii) above, an officer's certificate signed by the chief financial officer or chief accounting officer of Lessee certifying to the best knowledge after due inquiry of such officer that no Default occurred during the period covered by such financial statements and no Default exists on the date of such officer's certificate or, if a Default occurred or exists, stating that fact and specifying the nature and period of existence of such Default and the actions Lessee took or proposes to take with respect to such Default;

                                                             [Lease Agreement]


                           (v) at the same time as it is issued to the creditors of the Lessee, a copy of each, notice or circular issued to the Lessee's creditors as a group; and

                           (vi) on request from time to time such other information regarding the Lessee and its business and affairs as the Lessor or the Lender may reasonably request.

                  (d) GOVERNMENT APPROVALS. Lessee shall maintain, or cause to be maintained, in full force and effect all Authorizations obtained or effected in connection with this Agreement and every document or instrument contemplated hereby as are required to be maintained and shall take all such additional action as may be necessary or advisable in connection therewith. Lessee further undertakes to obtain or effect any new or additional Authorizations as may become necessary for the performance of any of the terms and conditions hereof or any other document or instrument contemplated hereby.

                  (e) TAXES. Lessee shall file or cause to be filed all tax returns which are required to be filed and shall pay or cause to be paid all Taxes when due and payable (except to the extent being contested in good faith and by appropriate proceedings, and for the payment of which adequate reserves have been provided but only as long as such proceedings do not involve any material danger of the sale, forfeiture, confiscation, seizure or loss of the Aircraft or any interest therein).

                  (f) PLACE OF BUSINESS. Lessee shall provide to Lessor written notice of any change in its principal place of business as set forth in Schedule 3 within 30 days thereafter.

                  (g) FILINGS. Lessee shall promptly take all such action, including the filing or recording of any instrument or document as may, from time to time, be necessary or advisable under the laws of the State of Registration, the Lessee Jurisdiction or any jurisdiction in which the Aircraft is or will be operated (x) in order for this Agreement to constitute a valid and perfected lease of record relating to the Aircraft, (y) to authorize or permit Lessee to perform its obligations under each Operative Document (including, without limitation, its obligation to pay Rent) or (z) to fully protect, establish, perfect and preserve Lessor's title to, and Lessor's rights and interests in, the Aircraft as against Lessee, and any other Persons, excluding any third party claims arising prior to Delivery, Lessor Liens and Liens granted by Lessor to Lessor's lenders. For the avoidance of doubt, the cost of all filings and related notarizations, required by this Agreement or any other Operative Document shall be borne by Lessee.

                  (h) APPROVED MAINTENANCE PROGRAM. Lessee shall not make any substantive changes to the Approved Maintenance Program unless Lessor shall have reviewed and approved such substantive changes to the Approved Maintenance Program which Lessee proposes to make during the Lease Term, provided that (i) substantive changes shall mean changes specifically related to the intervals between maintenance actions or replacements, and (ii) Lessor's

                                                             [Lease Agreement]


approval/disapproval of such substantive changes shall be reasonable and consistent with industry standards. Written notice, as specified in Section 23(f), of a proposed substantive change to the Approved Maintenance Program may be given by Lessee independently or as part of a quarterly report delivered pursuant to Section I 0(d)(vii) hereof. If Lessor has not notified Lessee that Lessor is unwilling to approve a proposed substantive change within ten (10) Business Days of Lessor's receipt of written notice thereof, Lessor shall be deemed to have approved of such change.

          SECTION 7. RETURN OF THE AIRCRAFT.

                  (a) DATE AND LOCATION OF RETURN. Upon any expiration or termination of the Lease Term, subject only to Section 13(b)(ii)(x), Lessee, at its own risk, cost and expense, shall return the Aircraft, including the Airframe, the Engines, all Parts thereof and the Aircraft Documentation to Lessor or its designee in accordance with the provisions of this Agreement and Lessee and Lessor shall perform the elements of the Final Inspection as required hereby, all prior to the end of the Lease Term (the "Return"). Not later than the end of the Lease Term, the Aircraft shall be returned to Lessor or its designee at the Return Location.

                  (b) CONDITION OF AIRCRAFT. At Return, Lessee shall, at its sole risk, cost and expense, procure that the Aircraft is free and clear of all Liens (other than liens which existed prior to Delivery of the Aircraft to Lessee, Lessor Liens and Liens granted by Lessor to Lessor's lenders) and that the Aircraft complies in all respects with the conditions and requirements set forth in Schedule 5.

                  (c) FINAL INSPECTION.

                           (i) No less than 30 days prior to commencement of the Return, Lessee shall provide Lessor with written notice of the date (which shall be not less than fifteen (15) days prior to the Expiry Date) of, and a reasonably complete plan for the content of, the Final Maintenance and shall give Lessor further written notice of the date of, and any changes to the plan for, the Final Maintenance. During the entire period of such Final Maintenance, the Aircraft, shall be made available to Lessor and/or Lessor's agents, representatives and designees (each, an "Inspecting Party") for ground inspection by the Inspecting Parties at the location of Final Maintenance. The Aircraft Documentation shall be made available for review at the then current operator's principal place of business. So long as no Event of Default has occurred and is continuing, no such inspection shall unreasonably interfere in the business operations of Lessee except to the extent such interference is reasonably necessary to enable an Inspecting Party to exercise its rights set forth in this Section 7(c)(i).

                                                              [Lease Agreement]


                  Lessee shall make available to the Inspecting Parties such documentation regarding the condition, use, maintenance, operation and history of the Aircraft during the Lease Term as Lessor may reasonably request. During the Final Inspection, any Inspecting Party shall have the right to reasonably request that additional panels or areas be opened in order to allow further inspection by any Inspecting Party so long as either (i) such panels are ordinarily opened during "C" Checks or (ii) there are indications of damage found by Lessor during its inspection that reasonably warrant opening such panels. Lessee shall remove the Aircraft from service and open the areas of the Aircraft as required to perform the Final Maintenance and the other inspections and checks as contemplated in this Section 7 and Schedule 5 that are reasonably requested by Lessor in accordance with the terms hereof and otherwise permit Lessor to determine, and assist Lessor in determining that the Aircraft, including the Aircraft Documentation, is in the condition required herein.

                           (ii) Promptly after such inspections, except as otherwise agreed in writing by Lessor and Lessee, any discrepancies from the Aircraft return condition requirements set forth in this
         Section 7, and any discrepancies that must be corrected in order to comply with the Approved Maintenance Program, which shall include clearing of all deferred maintenance items, shall be corrected by Lessee at its cost prior to the operational ground check described in Section 7(d).

                  (d) OPERATIONAL GROUND CHECK.

                           (i) In connection with the Return (and following the inspection referred to in Section 7(c)), Lessee shall conduct an operational ground check of the Aircraft in accordance with the procedures set forth in the Airframe Manufacturer's maintenance manual, for the purpose of demonstrating to the reasonable satisfaction of Lessor the operation of all Aircraft systems that can be verified on the ground, including, if required by Lessor and at Lessee's cost, a full fuel tank visual leak check, audible ignition check (both systems), pitot and static systems check and hydraulic system external visual leak check.

                           (ii) Promptly after the operational ground check, except as otherwise agreed in writing by Lessor and Lessee, any discrepancies from the Aircraft return condition requirements set forth in this Section 7, and any discrepancies that must be corrected in order to comply with the Approved Maintenance Program and the Airframe Manufacturer's maintenance manual criteria, shall be corrected by Lessee at its cost prior to the demonstration flight described in Section 7(e).

                  (e) DEMONSTRATION FLIGHT.

                                                             [Lease Agreement]


                           (i) Immediately following the operational ground check pursuant to Section 7(d), but prior to Lessor's technical acceptance of the Aircraft, Lessee shall, using its own pilots and at its own cost, carry out for the Inspecting Parties a demonstration flight in the Aircraft in accordance with Lessee's specifications and the Lessee's Aviation Authority-approved flight manual to demonstrate the proper functioning of Aircraft systems and components, as requested by Lessor within limits and/or guidelines established by the relevant manufacturers and the Aviation Authority. Such flight shall continue for the duration necessary to perform such check flight procedures, but for a period not exceeding two (2) hours. Lessor shall be allowed at least two representatives on-board as observers during such flight and Lessee shall comply with all reasonable requests made by such representatives during such flight.

                           (ii) Except as otherwise agreed in writing by the Lessor and Lessee, promptly following such demonstration flight, any deficiencies from the Aircraft return condition requirements set forth in this Section 7 and Schedule 5, and any discrepancies that must be corrected in order to comply with the Approved Maintenance Program and the Airframe Manufacturer's maintenance manual and to achieve the proper functioning of the Aircraft systems and components, shall be corrected by Lessee at its cost prior to Return.

                           (iii) Lessor shall defend, indemnify and hold harmless Lessee from and against all claims, liabilities, damages, losses and judgments, which may be asserted against, suffered by, charged to or recoverable from Lessee by reason of injury to or death of any Person or Persons, or loss of or damage to any property, including the Aircraft, arising out of or in any way connected with such ground inspection, operational ground check and test flights except to the extent occasioned in whole or in part by the fault or negligence of Lessee or such Person or Persons.

                  (f) TECHNICAL ACCEPTANCE. Upon satisfactory completion of the Final Inspection and, unless otherwise agreed in writing by Lessor and Lessee, satisfactory correction of any discrepancies or deficiencies required to be corrected by Lessee prior to Return, Lessor shall execute and deliver to Lessee, a delivery receipt in the form of Annex A to Schedule 5 (the receipt "Return Receipt") which shall, for all purposes hereof, constitute complete, irrevocable and absolute evidence of Lessor's technical acceptance of the Aircraft, except as validly noted in such Return Receipt. To the extent technical acceptance occurs prior to Return, Lessee shall remain liable for the performance of all of its payments and other obligations hereunder, and for any damage to or loss of the Aircraft occurring between the date thereof and Return (it being understood and agreed that Lessee shall maintain insurance as required by Section 15 to and including such date).

                                                             [Lease Agreement]


                  (g) FAILURE TO RETURN AIRCRAFT. If Lessee shall, due to reasons of Force Majeure or for any other reason whatsoever, fail to return the Aircraft at the time or in the condition specified herein or return of the Aircraft is not accepted by Lessor because of Lessee's failure to meet the requirements of this Section 7 and Schedule 5, the obligations of Lessee provided in this Agreement and each other Operative Document to which Lessee is a party (including the obligation to pay Rent, on a per them basis based upon a pro rata application of 125% of the monthly Rent in force during the last month of the Lease Term) shall continue in effect with respect to the Aircraft, and the Lease Term shall be deemed to be extended until Return of the Aircraft to Lessor; provided that, this Section 7(g) (i) shall not be construed as permitting or authorizing Lessee to fail to meet, or consenting to or waiving any failure by Lessee to perform, Lessee's obligation to return the Aircraft in accordance with the requirements of this Agreement and (ii) shall not apply if Lessee's failure to return in a timely fashion is due to
(x) a reasonable good faith dispute between Lessee and Lessor as to the meaning of one or more provisions of this Lease Agreement, (y) Lessor's failure to diligently and responsibly cooperate to accomplish Return of the Aircraft in a timely fashion or (z) Lessee's cooperation under Section 7(h)(iv) or (v) hereof

                  (h) TRANSITION. Lessee acknowledges that Lessor intends to lease or sell the Aircraft to another Person at the end of the Lease Term. In order to facilitate such lease or sale of the Aircraft, Lessee agrees to cooperate with Lessor and to otherwise assist Lessor, at Lessor's cost, in such matters by, for example:

                           (i) allowing reasonable inspections of the
                  Aircraft by the Follow-On Operator (without interrupting any commercial operation of the Aircraft);

                           (ii) using reasonable endeavors to schedule the
                  Return of the Aircraft and the Final Inspection in a manner that will allow for a simultaneous delivery of the Aircraft to the Follow-On Operator;

                           (iii) assisting with exporting the Aircraft from
                  the State of Registration and arranging for the notice of deregistration of the Aircraft to be sent to the aviation authority in the country where the Aircraft will be registered by the Follow-On Operator;

                           (iv) assisting with the transition of the Aircraft
                  from the Approved Maintenance Program to the maintenance program of the Follow-On Operator by providing access to the relevant technical data; and

                           (v) performing or procuring the maintenance or
                  modifications to the Aircraft as reasonably requested by Lessor, at Lessor's cost.

                                                             [Lease Agreement]


                  (i) LETTER OF CREDIT. Following expiration of this Lease and return of the Aircraft to Lessor, and subject to no Defaults outstanding hereunder, the Letter of Credit will be promptly returned to Lessee subject to Lessor's satisfaction with Lessee's compliance with this Section 7.

                  (j) REPLACEMENT ENGINES. Prior to commencement of the return procedures under this Section 7, Lessee may replace one or both Engines then subject to this Lease with Replacement Engines; provided that such replacement shall not alter Lessee's obligations with respect to the Return Conditions set forth in Schedule 5.

         SECTION 8. LIENS.

                  (a) NO LIENS. Lessee will not directly or indirectly create, incur, assume or suffer to exist, or agree to create or assume, any Lien on or with respect to the Aircraft, any Engine or any Part or in this Agreement, or in any right, title or interest in any of the foregoing, except:

                           (i) the rights of Lessor provided in this Agreement;

                           (ii) the rights of others under agreements or arrangements to the extent permitted by the terms of Section 11;

                           (iii) Lessor Liens, Liens arising prior to filing of this Lease with the Aviation Authority;

                           (iv) Liens for Taxes of Lessee arising in the ordinary course of business either not yet due or being contested in good faith by appropriate proceedings (and for the payment of which adequate reserves have been provided) so long as such contest does not involve any material danger of the sale, forfeiture, seizure or loss of the Airframe, any Engine or any Part or any interest therein;

                           (v) materialmen's, mechanics', workmen's, repairmen's, employees' or other like Liens arising by operation of law in the ordinary course of Lessee's business (including those arising under maintenance agreements entered into in the ordinary course of business) securing obligations that are not yet due or are being contested in good faith by appropriate proceedings (and for the payment of which adequate reserves have been provided) so long as such contest does not involve any material danger of the sale, forfeiture, seizure or loss of the Airframe, any Engine or any Part or any interest therein; and

                           (vi) Liens, other than Liens for Taxes, in respect only of Lessee's interest as Lessee under this Agreement and arising out of any judgment or award against Lessee (and for the payment of which adequate reserves have been provided), but only if the

                                                             [Lease Agreement]

         judgment secured shall have been discharged, vacated, reversed or execution thereof stayed pending a good faith appeal or shall have been discharged, vacated or reversed upon expiration of such stay.

                  (b) REMOVAL OF LIENS. Lessee will promptly, at its own expense, take, or cause to be taken, such actions as may be necessary duly to discharge any Lien not excepted under Section 8(a) that may at any time arise, exist or be levied upon the Aircraft, any Engine, any Part or in this Agreement, or in any right, title or interest in any of the foregoing, and Lessee shall indemnify and hold harmless Lessor and each other Indemnified Party from any Expenses arising therefrom.

                  (c) NO ADVERSE ACTION. Without limiting the foregoing or any other provision of this Agreement or any other Operative Document, Lessee will not do or permit to be done anything which may expose the Aircraft or any part thereof to penalty, forfeiture, seizure, arrest, impoundment, detention, confiscation, taking in execution, attachment, appropriation or destruction, nor abandon the Aircraft or any Part.

         SECTION 9. INDENMITIES.

                  (a) GENERAL INDEMNITY. Subject only to the exceptions set forth in Section 9(b), Lessee hereby assumes liability for and hereby agrees to indemnify Lessor and each other Indemnified Party against, and agrees to protect, save and keep harmless each thereof from, any and all Expenses of whatsoever kind and nature from time to time imposed on, incurred by or asserted against any Indemnified Party in any way relating to or arising out of.

                           (i) the Operative Documents, any of the
                  transactions contemplated thereby or the enforcement of any of the terms thereof, including, without limitation, the enforcement of this Section 9;

                           (ii) the Aircraft, the Airframe, any Engine or
                  engine or Part or any other thing delivered under this Agreement;

                           (iii) the acceptance, delivery, lease, sublease,
                  charter, subcharter, registration, deregistration, reregistration, possession, repossession, use, presence, operation, condition, storage (unless otherwise expressly provided herein), installation, testing, modification, alteration, maintenance, repair, release, return, transportation, transfer, exportation, importation, abandonment or other disposition of the Aircraft, the Airframe, any Engine or engine or Part or any other thing delivered under this Agreement (including, without limitation, any claim for patent, trademark or copyright infringement in respect of any Part of the Aircraft which was not delivered to Lessee hereunder, any liability for any injury to or

                                                             [Lease Agreement]


                  death of any Person or loss of or damage to any property, latent or other defects, whether or not discoverable and whether or not any of the foregoing shall arise as a result of the action or inaction of Lessee or any other Person); and

                           (iv) any breach or noncompliance by Lessee with
                  any covenant, term, agreement, condition, undertaking or obligation under this Agreement or under any other Operative Document or agreement entered into or furnished by Lessee in connection herewith or therewith, or the falsity or inaccuracy of any representation or warranty of Lessee set forth herein or therein, or the occurrence of any other Default, including, without limitation, any Expenses incurred, assumed or suffered by Lessor or any other Indemnified Party as a consequence of Lessee's failure to Return the Aircraft in accordance with this Agreement on any date specified or required herein.

                  (b) EXCEPTIONS TO GENERAL INDEMNITY. The indemnity provided for in Section 9(a) will not extend to any of the following Expenses of any Indemnified Party:

                           (i) Expenses caused by the gross negligence or
                  willful misconduct of such Indemnified Party or a Related Indemnitee (other than negligence imputed to such Indemnified Party or Related Indemnitee by reason of its interest in the Aircraft solely and by virtue of law);

                           (ii) Expenses caused by a breach by such
                  Indemnified Party or a Related Indemnitee of any covenant or inaccuracy or falsity of a representation or warranty made by such Indemnified Party or a Related Indemnitee in this Agreement or the documents and agreements delivered by such party to Lessee on or prior to the Delivery Date;

                           (iii) Expenses that are Taxes (it being agreed
                  that Lessee's sole responsibility for Taxes is as set out in Section 9(c) hereof);

                           (iv) Expenses attributable to the period (x) prior
                  to the Delivery Date and (y) after the return of possession of the Airframe, the Engines and the Parts to Lessor or its designee pursuant to and in accordance with the terms of this Lease (other than pursuant to Section 20 hereof, in which case (and other than with respect to Taxes) Lessee's liability under this Section 9(b) shall survive for so long as Lessor shall be entitled to exercise remedies under such
                  Section 20);

                           (v) Expenses caused by any voluntary transfer or
                  disposition (other than any transfer pursuant to any exercise of remedies in connection with an Event of

                                                             [Lease Agreement]


                  Default, pooling arrangement or Event of Loss) by Lessor of its interest in the Aircraft, Airframe or Engines; or

                           (vi) Expenses to the extent covered by such
                  Indemnified Party's worker's compensation insurance.

                  (c) TAXES.

                           (i) LESSEE LIABILITY. Except as provided in
                  Section 9(c)(ii), Lessee shall pay or cause to be paid when due, and shall indemnify and hold harmless each Tax Indemnitee for, from and against, any and all Taxes howsoever imposed or levied on or asserted against, from time to time, any Tax Indemnitee, Lessee, the Aircraft, Airframe or any Engine or any Parts or any interest therein by any Government Entity on, with respect to, based on or measured by:

                                    (A) the acceptance, delivery, redelivery,
                           transport, registration, reregistration, deregistration, possession, operation, location, use, presence, condition, alteration by or on behalf of Lessee, maintenance, repair, return, storage (unless otherwise expressly provided herein), repossession, disposition, abandonment, installation, storage, charter, leasing, subleasing, modification, transfer by or on behalf of Lessee, importation, exportation or other disposition of, or the imposition of any Lien on, the Aircraft, Airframe or any Engine or any Part or interest therein (or the incurrence of any liability to refund or pay over any amount as the result of any such Lien);

                                    (B) the rentals or receipts from the
                           Aircraft, Airframe or any Engine or Parts thereof or interest therein;

                                    (C) the Aircraft, Airframe or any Engine
                           or any Parts thereof or interest therein
                           (including, without limitation, title or a security interest therein), this Lease, any other Operative Document or any data or any other thing delivered or to be delivered under the Operative Documents; or

                                    (D) otherwise with respect to or in
                           connection with the execution, delivery, enforcement, amendment or supplement to the Operative Documents or the transactions contemplated by the Operative Documents.

                  (ii) EXCLUSIONS FROM LESSEE'S LIABILITY. The provisions of
Section 9(c)(i) shall not apply to:

                                                             [Lease Agreement]

                                   (A) Taxes on the income, profits or gains
                           of a Tax Indemnitee by any Government Entity or Taxes in the nature of a value-added tax or consumption tax to the extent such value-added tax or consumption tax is enacted by a Government Entity as a substitute for or replacement of a Tax on income, profits or gains income as a revenue source for that Government Entity; PROVIDED, HOWEVER, that the exclusion contained in this clause (A) shall not apply to any Taxes imposed by any Government Entity (other than the United States, a United States federal entity, or a Government Entity with jurisdiction over the place of a Tax Indemnitee's principle place of business or residence or place of organization; except in the case of a United Stated federal withholding tax on gross income ("U.S. Withholding Tax"), U.S. Withholding Tax imposed solely as a result of (A) the enactment after the date of execution and delivery of this Agreement of an amendment to the Internal Revenue Code (as in effect on the Delivery Date), (B) ratification after the Delivery Date of any protocol or other amendment to any United States income tax convention in effect on the Delivery Date or (C) the ratification after the Delivery Date of any new United States income tax convention if and to the extent that such Tax results (i.e., to the extent that such Tax would not have been imposed but for the existence of one or more of the following factors) from (i) the use, operation, presence or registration of the Aircraft, the Airframe, any Engine or any Part within the taxing jurisdiction of that Government Entity; or (ii) the situs of organization, any place of business or any activity of Lessee or any other Person having use, possession or custody of the Aircraft, the Airframe, any Engine or any Part within the taxing jurisdiction of that Government Entity; or (iii) any payment (actual or constructive) by or on behalf of Lessee from the taxing jurisdiction of that Government Entity; PROVIDED, FURTHER, however, if the Delivery Location is in Malaysia, Lessee will not be responsible for any taxes, duties, charges or fees levied by any Malaysian taxing authority or if the Delivery Location is in New Zealand, Lessee will not be responsible for any taxes, duties, charges or fees levied by any New Zealand taxing authority;

                                   (B) Sales, use or similar transfer Taxes
                           imposed on a Tax Indemnitee upon any voluntary transfer (including a transfer by way of security but excluding a transfer pursuant to the exercise of remedies in connection with an Event of Default, a Modification, a pooling arrangement or an Event of Loss) or disposition (including a disposition by way of security but excluding a disposition pursuant to any exercise of remedies in connection with an Event of Default; provided, however, that Lessor shall in connection with an Event of Default comply with any

                                                             [Lease Agreement]


                           reasonable request as Lessee shall make concerning the appropriate jurisdiction in which such disposition shall be made unless Lessor reasonably determines in cooperation with any Tax Indemnitee (and advises Lessee) that such compliance with Lessee's request would generate an adverse consequence to Lessor or such Tax Indemnitee) by such Tax Indemnitee of any equitable or legal interest in the Aircraft, Airframe, any Engine or any Part or this Agreement to any Person;

                                    (C) Taxes attributable solely to any
                           period (a) prior to the Delivery Date; or (b) after the return of possession of the Airframe, the Engines and the Parts to Lessor or its designee pursuant to the terms of this Lease (other than pursuant to Section 20 hereof, in which case Lessee's liability under this Section 9(c) shall survive for so long as Lessor shall be entitled to exercise remedies under such Section
                           20); provided, however, that the exclusions set forth in this subparagraph (C) shall not apply to Taxes to the extent such Taxes relate to events occurring or matters arising prior to or simultaneously with such return of possession;

                                    (D) Taxes caused solely by a breach by
                           such Tax Indemnitee of any covenant or inaccuracy or falsity of any representation or warranty made by such Tax Indemnitee in this Agreement or the documents and agreements delivered by such Tax Indemnitee to Lessee pursuant to this Agreement;

                                    (E) Taxes caused solely by the gross
                           negligence or wilful misconduct of any Tax
                           Indemnitee; and

                                    (F) Taxes based on or measured by the
                           value or principal amount of any loan or promissory note (or security therefore) entered into by Lessor or a Tax Indemnitee or anyone claiming an interest in the Aircraft or any portion thereof through Lessor or a Tax Indemnitee.

          (iii) NO REDUCTION FOR WITHHOLDING, ETC. Notwithstanding anything that may be contained herein, all payments by Lessee under this Agreement or any other Operative Document, whether in respect of Rent, interest, fees or any other item, shall be made in full without any deduction or withholding (whether in respect of setoff, counterclaim, duties, Taxes, charges, wages or otherwise whatsoever), unless:

                                    (A) the withholding or deduction is with
                           respect to Taxes for which Lessee is not required under Section 9(c) to indemnify Lessor or any Tax Indemnitee, or

                                                             [Lease Agreement]


                                    (B) the withholding or deduction is
                           required by law, in which event Lessee shall:

                                            (1) forthwith pay the recipient
                                    such additional amount so that the net
                                    amount received by such recipient after
                                    the deduction or withholding will equal
                                    the full amount which would have been
                                    received by it had no such deduction or
                                    withholding been made;

                                            (2) pay to the relevant taxing
                                    authorities within the period for payment permitted by applicable law the full amount of the deduction or withholding (including, but without prejudice to the generality of the foregoing, the full amount of any deduction or withholding from any additional amount paid pursuant to this clause (iii)); and

                                            (3) furnish to Lessor, within the
                                    period for payment permitted by
                                    applicable law, an official receipt of
                                    the relevant taxation or other
                                    authorities involved for all amounts
                                    deducted or withheld as aforesaid or, if no such receipt is issued, a certificate of deduction or equivalent evidence thereof.

                  (iv) REPORTS. Lessee will provide, promptly upon request, such information as may be reasonably requested by a Tax Indemnitee or required to enable a Tax Indemnitee to timely and properly fulfill its tax filing requirements with respect to the transactions contemplated by the Operative Documents, including, without limitation, those requirements that relate to Taxes based on or measured by the total time the Aircraft is located in a particular place irrespective of whether the Aircraft is there for revenue, maintenance or storage purposes. If any report, return or statement is required to be filed with respect to any Tax which is subject to indemnification under this Section 9(c), Lessee shall timely file the same (except for any such report, return or statement which such Tax Indemnitee intends to file itself (and so notifies Lessee in writing) or for income tax returns or any other return, report or statement which the Tax Indemnitee is required by law to file in its own name); PROVIDED, HOWEVER, that Lessee shall have no obligation under this sentence to the extent such Tax Indemnitee, after receipt of Lessee's written request, shall have failed to furnish Lessee with such information (including instructions) as is peculiarly within such Tax Indemnitee's control and which is necessary to file such report, return or statement and provided, further, that Lessee shall have no obligation under this Section 9(c) with respect to any Taxes in the nature of penalties, additions to tax or interest or expenses which could have been avoided if such Tax Indemnitee had not failed to so furnish Lessee with such information. Lessee shall either file such report,

                                                             [Lease Agreement]


return or statement and send a copy of such report, return or statement to the Tax Indemnitee or, where Lessee is not permitted to file such report, return or statement, it shall notify such Tax Indemnitee of such requirement and prepare and deliver such report, return or statement to such Tax Indemnitee in a manner satisfactory to such Tax Indemnitee no later than 30 Business Days prior to the time such report, return or statement is to be filed. Lessee shall not have any right to examine the tax returns or books of any Tax Indemnitee. Lessee agrees to use reasonable endeavors to obtain official receipts indicating the payment by it of all foreign income and withholding Taxes that are subject to indemnification under this Section 9 and shall promptly deliver to the relevant Tax Indemnitee each such receipt obtained by Lessee. If actual notice is given by any Government Entity to a Tax Indemnitee that a report or return is required to be filed with respect to any Taxes with respect to which Lessee has an indemnification obligation under this Section 9(c), Lessor shall cause that Tax Indemnitee to promptly notify Lessee of such required report or return. Further, Lessor agrees to cause each Tax Indemnitee to respond to any reasonable request of Lessee for information within the control of such Tax Indemnitee with respect to the filing of any such report or return. Notwithstanding the foregoing, nothing in this Section 9(c)(iv) shall (x) require Lessor or Lessee to divulge to the other any information which Lessor or Lessee, as the case may be, considers confidential, PROVIDE, HOWEVER, that Lessor and Lessee, as the case may be, shall be so required if required by applicable law or reasonably related to a matter indemnified hereunder; or (y) prevent Lessor or Lessee from arranging its tax affairs in such manner as it sees fit, unless to do so would increase the obligations of the other under this Agreement.

                  (v) PAYMENT. Lessee shall pay any Tax for which it is liable pursuant to this Section 9(c) in immediately available funds directly to the appropriate Government Entity or, upon written demand of the Tax Indemnitee, to such Tax Indemnitee, but in no event shall such payment be required more than five (5) Business Days prior to the date such Tax is due. Any such demand for payment from a Tax Indemnitee shall specify, in reasonable detail, the calculation of the amount of the payment and the facts upon which the right to payment is based and shall be verified upon the request and at the expense of Lessee by a nationally recognized firm of independent accountants for such Tax Indemnitee. Each Tax Indemnitee shall promptly forward to Lessee any notice, bill or advice in the nature of a notice or bill received by it concerning any Tax; provided, however, failure to provide any such notice or bill shall not relieve Lessee of its obligations hereunder. As soon as practical after each payment of any Tax by Lessee directly to any Government Entity, Lessee shall furnish the appropriate Tax Indemnitee with the original or a certified copy of a receipt for Lessee's payment of such Tax or such other evidence of payment of such Tax as is reasonably acceptable to such Tax Indemnitee. Lessee shall also furnish promptly upon request such data as any Tax

                                                               [Lease Agreement]


Indemnitee may reasonably require to enable such Tax Indemnitee to comply with the requirements of any Government Entity.

                  (vi) CONTESTS. If claim is made against a Tax Indemnitee for any Tax with respect to which Lessee has an obligation under this Section 9(c), Lessor shall cause Tax Indemnitee to promptly notify the Lessee; provided, however, that the failure to so notify Lessee shall not diminish Lessee's obligations to indemnify under this Section 9(c). If reasonably requested by the Lessee in writing and provided no Event of Default shall have occurred and is continuing, Lessor, at the sole expense of the Lessee, shall itself (or shall cause such Tax Indemnitee to) in good faith and diligently contest (and not settle without Lessee's written consent) or shall (or shall cause such Tax Indemnitee to) permit the Lessee, if desired by the Lessee, to contest in the name of the Lessee the validity, applicability or amount of such Tax. Lessor shall cause such Tax Indemnitee to contest, or shall permit the Lessee to contest by (a) resisting payment thereof if practicable, (b) not paying the same except under protest with funds advanced by Lessee on an interest-free basis, if protest is necessary and proper, and
(c) if payments be made, using reasonable efforts to obtain a refund thereof in appropriate administrative and judicial proceedings; provided, however, that, in each such instance, the Lessor and such, Tax Indemnitee shall not be required to undertake any contest or permit the Lessee to contest unless:

                           (A) Lessee shall have provided Lessor and the Tax
                  Indemnitee with an opinion of legal counsel reasonably acceptable to Lessor and the Tax Indemnitee to the effect that a reasonable basis exists to contest such claim (provided, however, that no such opinion shall be necessary in order to contest such claim in meetings with auditors, revenue agents, or in other informal meetings with staff members of the applicable tax authority) and, prior to the commencement of any appeal of an adverse judicial decision, with an opinion of such legal counsel to the effect that a reasonable basis exists to appeal such adverse judicial decision (which opinions shall be obtained at Lessee's sole cost and expense);

                           (B) such proceedings, in the sole reasonable
                  discretion of Lessor and the Tax Indemnitee, do not involve any material risk or danger of the sale, forfeiture or loss of the Aircraft or any part thereof or interest therein or the imposition of criminal penalties or sanctions against Lessor or such Tax Indemnitee or the creation of any Lien other than a Lien for Taxes not yet due or being contested in good faith by appropriate proceedings, and for payment of which such reserves if any, as are required to be provided under generally accepted accounting principles have been made unless Lessee has provided to the Tax Indemnitee a bond or other security reasonably satisfactory to the Tax Indemnitee (provided that in the case

                                                             [Lease Agreement]


                  of criminal penalties or sanctions such bond or other security shall be satisfactory to the Tax Indemnitee in its sole discretion) to protect against such risk or danger;

                            (C) in the event that the subject matter of the
                  contest is of a continuing nature and has previously been decided adversely pursuant to the contest provisions of this Section 9(c) by the highest court to which an appeal could be taken (other than the U.S. Supreme Court), there has been a change in the law (including, without limitation, amendments to statutes or regulations, administrative rulings and court decisions) after such claim shall have been so previously decided and the Tax Indemnitee shall have received an opinion of independent tax counsel selected by the Lessee and reasonably acceptable to the Tax Indemnitee, which opinion shall be obtained at the Lessee's sole expense, to the effect that, as a result of such change, it is more likely than not that the position which the Tax Indemnitee or the Lessee, as the case may be, had asserted in such previous contest would prevail.

                            (D) no Event of Default shall have occurred and
                  be continuing,

                            (E) prior to the commencement of any contest
                  undertaken by the Lessee or any contest undertaken by any Tax Indemnitee, the Lessee shall have delivered to such Tax Indemnitee a written acknowledgment of its obligation to indemnify fully Lessor and such Tax Indemnitee to the extent that the contest is not successful;

                            (F) if such contest is to be initiated by the
                  payment of, and the claiming of a refund for, such Tax, Lessee shall have advanced to the Tax Indemnitee sufficient funds (on an interest-free basis) to make such payments, provided, however, that Lessee shall indemnify such Tax Indemnitee for any adverse tax consequences resulting from such advance.

                   Lessee shall not be deemed to be in default under any of the above indemnification provisions of this Section 9(c) so long as Lessee shall diligently prosecute a contest in conformity with the requirements of this Section 9(c)(vi), or in the case where the Lessor or a Tax Indemnitee shall be prosecuting such contest pursuant to this Section 9(c)(vi), Lessee has fulfilled all of its obligations under this Section 9(c)(vi) with respect to such contest. Notwithstanding the foregoing, if a claim is made against a Tax Indemnitee which, if successful, would result in a Tax under circumstances which would require the Lessee to indemnify such Tax Indemnitee, such Tax Indemnitee shall be released from its responsibility to contest such claim, or part thereof, if it agrees in writing with Lessee not to seek indemnification from Lessee in respect of the claim, or such part thereof to be contested. In the event a Tax Indemnitee fails diligently to

                                                             [Lease Agreement]

         contest, or refuses to permit the Lessee to contest, a claim or part thereof which such Tax Indemnitee has the obligation to contest or to permit Lessee to contest under this Section 9(c), then Lessee shall not be obligated to indemnify such Tax Indemnitee for such claim or such part thereof and such Tax Indemnitee shall refund to Lessee any amounts paid or advanced by Lessee in connection with such Tax that were the subject of such claim (plus interest from the date payment is due at the rate established for refunds by the authority imposing such Tax); provided, however, that this sentence shall not apply where a Tax Indemnitee permits the Lessee to contest and the Lessee fails to diligently contest.

                  (vii) Refunds. If a Tax Indemnitee shall obtain a refund of all or any part of Taxes paid by Lessee, Lessor shall cause such Tax Indemnitee to pay the Lessee the amount of such refund less the amount of any Taxes payable by such Tax Indemnitee in respect of the receipt of such refund; provided that such amount shall not be payable (x) before such time as the Lessee shall have made all payments or indemnities then due to Lessor under the Lease, or (y) while any Event of Default is outstanding and continues unremedied. If in addition to such refund, such Tax Indemnitee shall receive an amount representing attorneys fees, interest or other amount with respect to such refund, the Lessee shall be paid that proportion of such amounts which is fairly attributable to Taxes paid by the Lessee prior to. the receipt of such refund.

                  (viii) Tax Savings. If as a result of the payment or accrual of Taxes paid or indemnified by the Lessee a Tax Indemnitee shall realize and recognize any savings with respect to Taxes, such Lessor shall cause such Tax Indemnitee to, and such Tax Indemnitee shall, promptly notify the Lessee that it has realized and recognized such savings and pay to the Lessee within thirty (30) days of the realization of such savings an amount equal to (i) the net reduction in Taxes realized and recognized by such Tax Indemnitee and (ii) the amount of any further net reduction in taxes realized and recognized under such tax laws as a result of payments pursuant to this sentence; provided, however, that the aggregate amount of all sums payable pursuant to this claim (viii) shall not exceed the aggregate amount of all prior payments made by Lessee pursuant to this Section 9(c).

                  (d) [INTENTIONALLY RESERVED].

                  (e) SCOPE. SURVIVAL, ETC.

                  (i) Lessee shall be obligated under this Section 9 as a primary obligor irrespective of whether an Indemnified Party or Tax Indemnitee shall also be indemnified, guaranteed or insured with respect to the same matter under any of the Operative Documents or otherwise by any other Person, and such Indemnified Party may proceed directly against

                                                             [Lease Agreement]


          Lessee under this Section 9 without first resorting to any such other rights of indemnification, guarantee or insurance.

                  (ii) All indemnities, obligations, adjustments and payments provided for in this Section 9 shall survive and remain in full force and effect, notwithstanding the expiration or termination of the Lease Term or of this Agreement or any other Operative Documents and the payment in full of all sums payable under the Operative Documents. The obligations of Lessee in respect to all such indemnities, obligations, adjustments and payments are expressly made for the benefit of, and shall be enforceable by, the Indemnified Party or Tax Indemnitee entitled thereto, without declaring this Agreement to be in default or taking other action under this Agreement.

                  (iii) Lessee acknowledges that the Indemnified Parties or Tax Indemnitees, or any of them, may authorize Lessor, by notice in writing to Lessor and Lessee, to make claims and demands under any indemnity hereunder or under any other Operative Document on behalf of such Indemnified Parties or Tax Indemnitees, and Lessee shall be obligated to make all payments pursuant to any such indemnity to Lessor, to the extent claimed by Lessor on behalf of such Indemnified Parties or Tax Indemnitees (it being understood that Lessee is entitled to conclusively rely upon the instructions of Lessor with respect to the payment of amounts owing to any Indemnified Party or Tax Indemnitee under the indemnities).

                  (iv) Each Indemnified Party and Lessee will give prompt written notice one to the other of any liability of which such party has knowledge for which Lessee is, or may be, liable under
          Section 9(a), provided that failure to give such notice will not prejudice or otherwise affect any of the rights of the Indemnified Parties under this Section 9.

                  (f) GROSS-UP FOR TAXES ON INDEMNITY PAYMENTS. If and to the extent any sums payable to an Indemnified Party or Tax Indemnitee under this
Section 9 are subject to any Taxes (including any payments made pursuant to this Section 9(f)), Lessee shall pay to such Indemnified Party or Tax Indemnitee such sum as will, after the obligation in respect of such Taxes has been fully satisfied with respect to all sums payable by Lessee under this Section 9, leave the Indemnified Party or Tax Indemnitee with the same amount as it would have been entitled to receive in the absence of the imposition of any such obligation in respect of such Taxes.

                                                             [Lease Agreement]


          SECTION 10. TITLE, REGISTRATION; MAINTENANCE AND OPERATION; INSIGNIA.

                  (a) TITLE TO THE AIRCRAFT.

                           (i) Lessee acknowledges that title to the Aircraft
                  shall at all times be and remain solely and exclusively vested in Lessor and that this Agreement and the other Operative Documents constitute an agreement to lease the Aircraft from Lessor to Lessee and, accordingly, Lessee shall have no right, title or interest in the Aircraft except the right to use the Aircraft as provided herein.

                           (ii) Lessee will not at any time represent or hold
                  out Lessor or any Indemnified Party as carrying goods or passengers on the Aircraft or as being in any way connected or associated with any operation of the Aircraft or attempt, or hold itself out as having any power, to sell, charge, lease or otherwise dispose of or encumber the Aircraft, the Engines or any Part, nor create, incur or suffer to exist any Lien over the Aircraft, the Engines or any Part. On all occasions when the ownership of the Aircraft or any part of it is relevant, Lessee will make clear to third parties that title to the same is held by Lessor.

                  (b) REGISTRATION.

                           (i) Upon Delivery of the Aircraft pursuant to
                  Section 2, Lessee shall, at its own cost and expense, procure that the Aircraft will be duly registered with the Aviation Authority in the name of Lessor on the register (except that Lessor and Owner Participant shall be responsible for ensuring that the Trust Agreement, and all other documents necessary for filing with the Aviation Authority to effect registration of the Aircraft in Lessor's name, are in due form for filing with the Aviation Authority), and thereafter shall maintain, or procure the maintenance of, such registration throughout the Lease Term and shall promptly deliver to Lessor a certified copy of the Certificate of Registration when issued by the Aviation Authority and at all times during the Lease Term, Lessee shall neither cause nor permit the Aircraft to be registered under the laws of any other jurisdiction.

                           (ii) Upon the Delivery Date of the Aircraft
                  pursuant to Section 2, Lessee shall, at its own cost and expense, procure that, if required by applicable regulations, any Operative Document as is required (including, without limitation, this Lease, Lease Supplement No. 1 and the Trust Agreement) shall be filed for recording with the Aviation Authority, and shall promptly (and in any event within five (5) days) after such registration deliver evidence of such registration to Lessor. Lessee shall, at its own cost and expense, cause such recordation to be maintained in good standing at all times during the Lease Term.

                                                             [Lease Agreement]


                           (iii) Lessee will take, or cause to be taken, such
                  action with respect to the recording, filing, rerecording and refiling of this Agreement or other documents or instruments (including, without limitation, Uniform Commercial Code financing statements) as necessary or advisable in order to establish, protect, preserve and perfect, as against Lessee and any third party (excluding Lessor Liens, Liens arising prior to Delivery of the Aircraft to Lessee and Liens granted by Lessor to Lessor's lenders), Lessor's interest in the Aircraft and this Agreement and each other Operative Document and shall furnish to Lessor timely notice of the necessity of such action, together with such documents and instruments, in execution form, and such other information as may be necessary or advisable to take such action. Lessee shall cooperate fully with Lessor, if, notwithstanding the foregoing, Lessor notifies Lessee that Lessor wishes to take any of the foregoing actions, in lieu of Lessee taking any of the foregoing actions.

                           (iv) Without limiting the effect of the foregoing,
                  Lessee shall also do or cause to be done at its own expense any and all acts and things which may be required under the terms of any agreement, treaty, convention, pact or by any practice, custom or understanding involving any jurisdiction in which Lessee may operate, and any and all acts and things which Lessor may reasonably request, to establish, perfect, preserve and protect the respective rights of Lessor in the Aircraft and in this Agreement and each other Operative Document (excluding Lessor Liens, Liens arising prior to Delivery of the Aircraft to Lessee and Liens granted by Lessor to Lessor's lenders).

                           (v) Lessee shall procure that, at all times during
                  the Lease Term, the Aircraft possesses a current, legal and valid Airworthiness Certificate, and all such other certificates, licenses, permits and authorizations as are from time to time required for the use and operation of the Aircraft for the public transport of passengers or cargo by any Government Entity having jurisdiction in any country, state, province or other political subdivision in or over which the Aircraft is flown, including, without limitation, any aviation authority.

                  (c) MAINTENANCE. Lessee, at its own cost and expense, shall, at all times during the Lease Tenn and until the Aircraft is returned in the condition and manner required by this Agreement:

                           (i) maintain, service, repair, test, inspect and
                  overhaul, or cause to be maintained, serviced, repaired, tested, inspected and overhauled, the Aircraft in accordance with the Approved Maintenance Program, the structural repair manual and the rules and regulations of the Aviation Authority, including, without limitation, FAR
                  Part 121, subject to the special exemptions permitted Lessee

                                                             [Lease Agreement]


                  regarding compliance with Airport Noise and Capacity Act of 1990, as amended, and the regulations promulgated by the Aviation Authority thereunder, (x) so as to keep the Aircraft in as good condition (operating and otherwise) as when delivered on the Delivery Date, ordinary wear and tear excepted, and in at least the same manner and with at least substantially the same care and diligence as other aircraft owned or operated by Lessee (provided, however, that the foregoing shall not be deemed to expand or otherwise alter Lessee's obligations pursuant to the express requirements of any maintenance, repair, modification or return provision hereunder), (y) so as to keep the Aircraft free of, or so as to promptly correct, physical damage to the Airframe, any Engine or any Part which may have resulted from foreign object damage, from damage caused by ramp equipment, ramp personnel, operational mishandling, Lessee staff or pas ssengers or from other means or sources and
                  (z) so as to keep the Aircraft in such condition as may be necessary to enable the applicable airworthiness certification for the Aircraft to be maintained in good standing at all times under applicable law;

                            (ii) without limiting Lessee's obligations under
                  Section 10(c)(i), agree that such maintenance and repairs will include, but will not be limited to, each of the following specific items:

                                     (A) to perform in accordance with the
                            Approved Maintenance Program, and all applicable rules and regulations of the Aviation Authority, and, except to the extent in conflict with the rules and regulations of the Aviation Authority, all routine and nonroutine maintenance work, including, without limitation, line maintenance to be done upon the Aircraft;

                                     (B) without prejudice to the provisions
                            of Section 7, to comply with all applicable ADS and all Required SBs that are due for compliance on such basis at any time during the Lease Term and within 90 days after the end of the Lease Term ("Required Modifications");

                                     (C) to incorporate and retain in the
                            Approved Maintenance Program for the Aircraft an applicable CPCP, and to carry out such work as may be required to comply therewith, including periodic inspection, testing and corrosion inhibiting treatment to or of fuel tanks, periodic inspection, cleanup and resealing under galleys and lavatories, the cleaning and treating of all mild and moderate corrosion and the correcting of all severe and exfoliated corrosion, and the application of corrosion inhibition compounds to all areas of the Aircraft recommended by the

                                                             [Lease Agreement]


                            Airframe Manufacturer that are manufactured from aluminum or other metals, in accordance with the recommendations of the Airframe Manufacturer, the CPCP, the Airframe Manufacturer structural repair manual and the Approved Maintenance Program;

                                    (D) to effect any required repair to the
                            Airframe or any Engine, and any Parts installed therein or thereon, only (w) by an Aviation Authority-approved repair station, (x) by Aviation Authority-licensed mechanics and (y) in accordance with Lessee's Approved Maintenance Program, the Airframe Manufacturer's structural repair manual, the Airframe Manufacturer's component repair manual, Engine Manufacturer's repair manuals and the other repair and overhaul manuals related to the Aircraft or any Part thereof, in each case, as approved by the Aviation Authority, and (z) the relevant, if any, engineering change orders (which shall be approved by the Aviation Authority);

                                    (E) to maintain, in the English language,
                            the Aircraft Documentation and to keep the Aircraft Documentation current and up to date (with all documents and records unique to the Aircraft to be maintained unique to the Aircraft, which Aircraft Documentation shall (i) conform with the laws of any Government Entity having jurisdiction over the Aircraft, (ii) accurately record the amount of time consumed and/or the cycles of use (as appropriate) by each operation of the Airframe, each Engine and all Parts and all work performed thereon, and (iii) accurately maintain complete back-to-birth records (as defined by HBAW 92-04 Current FAA Policy Regarding Aircraft Records, Order 8300.10, excluding, to the extent applicable, any records with respect to the period prior to Delivery which were not delivered to Lessee) of all Life Limited Components, made available for review by Lessor or Lessor's designees on reasonable notice in order to facilitate Lessor's ability periodically to inspect the Aircraft and monitor the maintenance of the Aircraft); provided, that Lessee shall not be responsible for defects in the Aircraft Documentation that exist and are documented in writing, signed by Lessor on the Delivery Date;

                                    (F) to make available for review by
                            Lessor or Lessor's designees copies of any written communications with the Aviation Authority, Airframe Manufacturer, Engine Manufacturer or other vendors with respect to incidents, defects or malfunctions of the Aircraft;

                                                             [Lease Agreement]

                                    (G) to diligently correct any and all
                            deficiencies revealed by any inspection of Lessor by proper cleaning, sealing, repair, replacement, overhaul and adjustment as required pursuant to the Approved Maintenance Program;

                                    (H) to ensure that only an Approved
                            Maintenance Performer services, maintains, overhauls, repairs or performs any Modifications on or to the Aircraft or any installed engine or part;

                                    (I) all parts or materials installed or
                            used on the Aircraft shall have a current valid Aviation Authority "serviceable tag" of the manufacturer or maintenance facility providing such item to Lessee; and

                                    (J) notwithstanding anything to the
                            contrary contained herein, to maintain any engine which is not an Engine but which is installed on the Airframe as if it were an Engine;

                           (iii) furnish or cause to be furnished to Lessor
                  as soon as reasonably practicable and at no cost to Lessee such information as may be required to enable Lessor to file on a timely basis any reports required to be filed by Lessor with any Government Entity because of Lessor's rights, title and interests in and to the Aircraft or under this Agreement or any other Operative Document; and

                           (iv) notwithstanding anything contained herein to
                  the contrary, provided there is no Default existing and no Credit Event has occurred and is then continuing, if Lessee is required by law to meet Stage III noise requirements, then, with at least nine months' written notice from Lessee, Lessor will finance a portion of the cost of purchasing one (1) ship-set of hushkits to be installed on the Aircraft, in accordance with the parameters set forth in Exhibit M.

                  (d) OPERATION.

                           (i) Lessee shall not maintain, use, service,
                  repair, overhaul or operate the Aircraft (or permit maintenance, use, service, overhaul or operation of the Aircraft) in violation of any law of any Government Entity having jurisdiction, in violation of any manufacturer's operating manuals, recommendations or instructions or in violation of any airworthiness certificate, license or registration relating to the Aircraft issued by any such Government Entity.

                                                             [Lease Agreement]


                            (ii) Lessee shall not operate the Aircraft or
                  permit the Aircraft to be operated (y) outside of the Permitted Jurisdictions or (z) on routes other than those approved by the government of the State of Registration.

                            (iii) Lessee shall not knowingly employ, suffer
                  or cause the Aircraft to be used for the carriage of (w) livestock, (x) acids, toxic chemicals or other corrosive materials, unless the same are appropriately packaged in compliance with applicable law, (y) explosives, nuclear fuels or wastes, (z) illegal drugs, controlled substances or the like or any other goods, materials or items of cargo which are prohibited by law or which could reasonably be expected or anticipated to cause damage to the Aircraft.

                            (iv) Lessee will not use, or permit the use of,
                  the Aircraft for testing or for training, qualifying or reconfirming the status of flight crew members other than employees of Lessee, and then only if the use of the Aircraft for such purpose is not disproportionate to the use for such purpose of other Airframe Manufacturer model 737 aircraft owned or operated by Lessee.

                            (v) Notwithstanding anything herein to the
                  contrary, Lessee shall not install, and shall not permit the installation of, any Engine on any airframe that is not an Airframe Manufacturer model 737-200ADV airframe, except solely to the extent the Aviation Authority has approved the use of engines of the same model and manufacturer as such Engine on any Airframe Manufacturer model 737-200 airframe, or, to the extent permitted by Section 10(d)(viii) below, 727 airframe.

                            (vi) Lessee shall comply with the requirements of
                  Section 15(l) of this Agreement.

                            (vii) Lessee shall provide Lessor on the tenth
                  day of each of January, April, July, October during the Lease Term with a completed and duly executed Aircraft Status Report for the preceding three month period substantially in the form of Exhibit L.

                            (viii) Lessee may install an Engine on an
                  Airframe Manufacturer model 727 airframe, in accordance with the foregoing provisions, so long as the projected utilization of such airframe shall be not less than 2 1/2 Airframe Flight Hours per Airframe Cycle.

                  (e) Insignia. Lessee shall affix and maintain in respect of the Airframe and each Engine a fireproof identification plate of a reasonable size, in the location specified below, that

                                                             [Lease Agreement]


contains the following legends or any other legend requested from time to time by Lessor in writing:

  Location:         (i) in the case of the Airframe, in the upper sill of the
                    left-hand forward entry door, adjacent to the Airframe
                    Manufacturer's plate and (ii) in the case of each Engine, in a clearly visible place in close proximity to the manufacturer's plate.


 Legend: (y) in the case of the Airframe, "THIS AIRCRAFT IS OWNED BY FIRST SECURITY BANK, NATIONAL ASSOCIATION, AS OWNER TRUSTEE, AND IS HELD UNDER LEASE BY ALOHA AIRLINES, INC.", and

                    (z) in the case of each Engine, "THIS ENGINE IS OWNED BY FIRST SECURITY BANK, NATIONAL ASSOCIATION, AS OWNER TRUSTEE, AND IS HELD UNDER LEASE BY ALOHA AIRLINES, INC."

 Lessee shall promptly replace any such nameplate that becomes illegible, lost, damaged or destroyed for any reason.

                  (f) COSTS OF OPERATION. Lessee shall pay all costs incurred in the operation of the Aircraft for profit or otherwise, including, without limitation, the costs and expenses of flight crews, cabin personnel, fuel, oil, lubricants, maintenance, insurance, landing fees, navigation fees, airport charges, passenger service and any and all other expenses or claims of any kind or nature (including, without limitation, any and all Taxes) directly or indirectly incurred or imposed in connection with or related to the use, movement, operation, maintenance, repair, storage or location of the Aircraft during the Lease Term.

                  (g) PAYMENT OF FLIGHT CHARGES. Without limiting the effect of Section 8, Lessee shall pay during the Lease Term promptly upon the same becoming due and payable all Flight Charges payable by Lessee during the Lease Term whether in respect of the Aircraft or any other aircraft of Lessee and which involve any risk of the imposition of a Lien on the Aircraft or the confiscation or detention thereof (unless such Flight Charges are being contested in good faith by appropriate proceedings) and shall indemnify and hold Lessor and any other Indemnified Party harmless in respect of the same, which indemnity shall continue in full force and effect notwithstanding the termination or expiration of the Lease Term or Return of the Aircraft.

                  (h) LOSS OR DAMAGE.

                           (i) Without limiting the other provisions of this
                  Section 10, if the Aircraft or any part thereof suffers loss or damage not constituting an Event of

                                                             [Lease Agreement]

                  Loss of the Aircraft or the Airframe or any Engine (in respect of which, for the avoidance of doubt, Section 13 shall apply), Lessee shall promptly correct and repair such loss or damage, including the repair or replacement of all damaged or lost Parts at its own expense in accordance with this Agreement in order that the Aircraft is placed in an airworthy condition and in substantially the same condition as it was prior to such loss or damage. Any insurance payments with respect to loss or damage not constituting an Event of Loss of the Aircraft or the Airframe shall be paid in accordance with the provisions of Section 15 and applied in payment for repairs to or for replacement of the property suffering the loss or damage.

                           (ii) Lessee shall notify Lessor forthwith of any
                  such loss or damage to the Aircraft for which the cost of correction or repairs may exceed $500,000 and shall provide an explanation or proposal for carrying out the correction or repair. If after its receipt of such proposal, Lessor does not agree with Lessee's proposal, Lessor shall promptly notify Lessee of such disagreement. Lessee and Lessor shall then consult with the Airframe Manufacturer, Engine Manufacturer or other relevant manufacturer, and Lessee and Lessor agree to accept as conclusive, and be bound by, such Person's directions or recommendations as to the manner in which to carry out such repairs; provided, that, in the event more than one direction or recommendation is provided, Lessee in its sole discretion may choose the direction or recommendation it shall follow.

          SECTION 11. POSSESSION. Lessee will not, without the prior written consent of Lessor, sublease or otherwise in any manner deliver, transfer or relinquish possession of the Aircraft, Airframe or an Engine or any Part, or install an Engine, or permit any such Engine to be installed, on an airframe other than the Airframe, provided that so long as (1) no Event of Default shall have occurred and be continuing, (2) the action to be taken shall not adversely affect, or be of a nature that could reasonably be expected to adversely affect, Lessor's rights, title and interests in and to the Aircraft or Airframe, or any Engine or Part, or under this Agreement or any other Operative Document (including, without limitation, any impairment of title to or the registration with the then Aviation Authority of, the Aircraft), (3) all applicable approvals, if any, of the Aviation Authority and any other Government Entity having jurisdiction shall have been obtained, and (4) the insurance provisions of Section 15 hereof shall have been complied with, then, at the cost and expense of Lessee:

                  (a) MAINTENANCE, ETC. Without the prior consent of Lessor, Lessee may deliver possession of the Airframe or an Engine or any Part to the manufacturer thereof, to any Approved Maintenance Performer or to any other Aviation Authority-approved company acceptable to Lessor for testing, service, repair, maintenance or overhaul work on the Airframe or

                                                             [Lease Agreement]


Engine or any Part or for alterations or modifications in or additions to such Airframe or Engine or Part to the extent required or permitted by the terms of Section 12(b).

                  (b) INSTALLATION OF ENGINES ON OTHER AIRFRAMES. Without the prior consent of Lessor, Lessee may install an Engine on any Airframe Manufacturer model 737 or, subject to Section 10(d)(vii) hereof, 727 airframe (other than the Airframe) operated by Lessee so long as no Person will acquire or claim any right, title or interest in any Engine by reason of such Engine's being installed on such airframe at any time while such Engine is owned by Lessor.

                  (c) SUBLEASE. Lessee will not sublease the Aircraft or any Engine, or assign its rights or obligations under the Lease, without the prior written consent of Lessor, such consent not to be unreasonably withheld. Lessee shall pay Lessor's reasonable expenses relating to review of Lessee's request to sublease regardless of whether such sublease is approved. Notwithstanding the foregoing, in the event of any sublease permitted as described above, (i) Lessee shall remain primarily liable for the payment and performance of all the terms, conditions and provisions of this Lease and
(ii) any permitted sublease will be expressly subject and subordinate to this Lease and shall not extend beyond the lease term with respect to the applicable Aircraft.

                  (d) TRANSFERS OF POSSESSION IN GENERAL. The rights of any Person who receives possession by reason of a transfer or sublease permitted by this Section 11 shall be effectively and expressly subject and subordinate to all the terms of this Lease, including, without limitation, the covenants contained in Section 10, this Section 11 and Section 15 and the rights of Lessor to repossession pursuant to Section 20 and to avoid transfer upon such possession. No sublease, relinquishment or transfer of possession of the Aircraft or Airframe, or any Engine or Part, shall in any way release, discharge or otherwise limit or diminish any of Lessee's obligations to Lessor (it being agreed that notwithstanding any such transfer or relinquishment of possession, Lessee shall continue to be primarily liable and responsible for performance of all of its obligations under this Agreement and each other Operative Document), or constitute a waiver of Lessor's rights or remedies hereunder or affect the registration of the Aircraft with the Aviation Authority. Notwithstanding any other provision of this Agreement or any other Operative Document, any sublease, relinquishment or transfer of possession must (x) be consistent with the terms of this Agreement and the other Operative Documents, and (y) not adversely affect the rights, title or interests of Lessor in or to the Aircraft or Airframe, or any Engine or Part, or under this Agreement or any other Operative Document, and (z) not result in any increases in Taxes to the Lessor which are not indemnifiable hereunder, or otherwise adversely affect applicable tax benefits available to Lessor.

         SECTION 12. REPLACEMENT OF PARTS, ALTERATIONS, MODIFICATIONS AND ADDITIONS.

                  (a) REPLACEMENT OF PARTS.

                                                             [Lease Agreement]

                           (i) Lessee, at its own expense, will replace or
                  cause to be replaced as soon as reasonably practicable and in accordance with applicable manufacturer maintenance manual limits (and in any event within thirty (30) days of removal or, if earlier, on the date the Lease Term expires or terminates) all Parts which may form time to time become unserviceable, obsolete, lost, stolen, destroyed, seized, confiscated, damaged beyond repair or permanently rendered unfit for use for any reason whatsoever, except as otherwise provided in Section 12(b) with respect to Additional Parts.

                           (ii) Subject to Section 5(a)(iv), all Parts
                  incorporated or installed in or attached or added to the Airframe or any Engine shall (x) be free and clear of all Liens (except for Permitted Liens), (y) except with respect to Additional Parts, be in as good operating condition as, and shall have a value and utility at least equal to, the Parts replaced, assuming such replaced Parts were in the condition and repair required to be maintained by the terms hereof and (z) have a current valid Aviation Authority "serviceable tag" of the manufacturer or maintenance facility providing such items to Lessee identifying the manufacturer, vendor, part number, make, model and serial number, date and hours and/or cycles and, if such a tag is issuable with respect to the Parts, indicating that such Parts are new, serviceable or overhauled. Lessee may substitute for any Part a part that does not meet the requirements of the foregoing sentence if a complying Part cannot be procured or installed within the available ground time of the Aircraft, provided that the original Part is reinstalled or the non complying part is removed and replaced by a complying Part, in each case as soon as reasonably practicable (and in any event within thirty (30) days of removal or, if earlier, on the date the Lease Term expires or terminates).

                           (iii) Immediately upon any Part's becoming
                  incorporated in, installed on or attached to the Airframe or any Engine, as above provided, without further act (x) title to such Part shall thereupon vest in Lessor, free and clear of all Liens (other than Permitted Liens), (y) such Part shall become subject to this Agreement and be deemed part of such Airframe or such Engine for all purposes hereof, and (z) title to any replaced Part shall thereupon vest in Lessee, free and clear of all Lessor Liens, Liens arising prior to Delivery of the Aircraft to Lessee and Liens granted by Lessor to Lessor's lenders and shall no longer be deemed a Part hereunder. All Parts (other than Additional Parts) at any time removed from the Airframe or any Engine shall remain the property of Lessor, no matter where located, until such time as such Parts shall be replaced by Parts which have been incorporated or installed in or attached to the Airframe or any Engine and which meet the requirements set forth in clause (iii) above. Upon any removal of

                                                             [Lease Agreement]

                  Additional Parts, title thereto shall, without further act, vest in Lessee, and such Additional Part shall no longer be deemed a Part hereunder.

                           (iv) Notwithstanding any other provision hereof,
                  no Part that is a life limited part shall be installed on the Aircraft or any Engine, including, without limitation, a Replacement Engine, after the Delivery Date unless such
                  Part is new or Lessee has complete certified, back-to-birth records for such part.

                  (b) MODIFICATIONS.

                           (i) Except as otherwise provided with respect to
                  Required Modifications in Section 10(c)(ii)(B), Lessee, at its own expense, will make, or cause to be made, such Modifications to the Airframe and Engines as may be required from time to time to meet the applicable standards of the Aviation Authority, provided that Lessee may, in good faith, contest the validity or application of any law, rule, regulation or order in any manner which does not involve any risk of the sale, forfeiture or loss of the Aircraft or, in the reasonable judgment of Lessor, materially adversely affect Lessor or involve any risk of civil or criminal liability on Lessor or any Indemnified Party.

                           (ii) Lessee, at its own expense, may from time to
                  time add further parts or accessories and make such Modifications to the Airframe or any Engine as Lessee may deem desirable in the proper conduct of its business, provided that:

                                    (y) Lessee shall not, without Lessor's prior
                           written consent, make any Major Modifications, including, without limitation, modifications as to the type or manufacture of the avionics and Cabin modifications which change the interior layout, to the Aircraft (it being agreed that Lessee shall, if requested by Lessor, provide advance copies of regulatory approvals and all designs, plans, diagrams, drawings and data used by Lessee in accomplishing such Major Modifications); provided that any such Major Modifications that are performed shall be approved by the Aviation Authority (as evidenced by the issuance of a supplemental type certificate or similar data acceptable to the Aviation Authority and Lessor); and

                                    (z) no such Modification shall reduce the
                           remaining useful life of the Airframe or such Engine or diminish the value or utility of the Airframe or such Engine or impair the condition, airworthiness or marketability thereof below the remaining useful life, value, utility, condition, marketability or airworthiness thereof immediately prior to such

                                                             [Lease Agreement]

                            Modification, assuming the Airframe or such Engine was then of the remaining useful life, value and utility and in the condition and airworthiness required to be maintained by the terms of this Agreement. Title to all Parts incorporated or installed in or attached or added to the Airframe or an Engine as the result of such Modification (the "Additional Parts") shall, without further act, vest in Lessor, and Lessee hereby relinquishes all right, title and interest thereto.

                            (iii) Lessor shall not be required under any
                   circumstances to pay directly or indirectly for any Modifications. Notwithstanding the foregoing, Lessee may, at any time during the Lease Term, so long as no Event of Default shall have occurred and be continuing, remove or suffer to be removed any such Modification (other than a Required Modification), provided that such Modification (x) in the case of an Additional Part, is in addition to, and not in replacement of or substitution for, any Part originally incorporated or installed in or attached to the Airframe or any Engine at the time of delivery thereof or any Part in replacement of or substitution for any such Part, (y) is not required to be incorporated or installed in or attached or added to the Airframe or any Engine pursuant to the terms of this Section 12 and (z) can be removed from the Airframe or such Engine without damaging the Airframe or such Engine or diminishing or impairing the value, utility, condition or airworthiness which the Airframe or such Engine would have had at such time had such Modification not occurred, assuming the Airframe or such Engine was then of the fair market value and utility and in the condition and airworthiness required to be maintained by the terms of this Agreement.

                            (iv) Upon expiration or termination of the Lease
                   Tenn and the written request of Lessor at least forty-five
                   (45) days prior to such expiration or termination, Lessee shall, at its own expense, remove or cause to be removed any Additional Part. Upon the removal by Lessee of any Additional Part as provided above, title thereto shall, without further act, vest in Lessee free and clear of Lessor Liens, Liens arising prior to Delivery of the Aircraft to Lessee and Liens granted by Lessor to Lessor's lenders, and such Additional Part shall no longer be deemed part of the Airframe or Engine from which it was removed. Any Additional Part not removed by Lessee as above provided prior to the return of the Airframe or Engine to Lessor hereunder shall remain the property of Lessor.

                            (v) Notwithstanding anything to the contrary
                   contained herein, Lessee shall not, without Lessor's prior written consent, remove any Modification which is required by the Aviation Authority.

                                                             [Lease Agreement]

                   (c) Notwithstanding anything in this Section 12 to the contrary, upon Delivery of the Aircraft to Lessee, Lessee shall be entitled to remove the seats and galleys then installed on the Aircraft, and replace such seats and galleys with other seats and galleys owned or leased by Lessee in accordance with Section 5(a)(iv) hereof (so long as such replacement seats and galleys are in conformity with all applicable Aviation Authority rules and regulations). Lessee shall be responsible for the removed seats and galleys during the Lease Tenn; provided that Lessee, as Lessor's agent but at Lessee's cost and expense (including the payment of any Taxes with respect to such sale), may sell such seats and galleys and Lessee shall be entitled to retain all proceeds from such sale. At Return, Lessee shall return the Aircraft with seats and galleys in serviceable condition installed thereon, in substantially similar condition to the original seats and galleys when removed from the Aircraft by Lessee and in the same configuration as the original seats and galleys prior to their removal from the Aircraft, as evidenced by an attachment to the Technical Acceptance Certificate.

          SECTION 13. RISK OF LOSS, DESTRUCTION, REQUISITION, ETC.

                   (a) RISK OF LOSS. Throughout the Lease Tenn and until the Return shall have been effected in accordance with the terms of this Agreement, Lessee shall bear all risk of loss, damage, theft or destruction of, or any other Event of Loss with respect to, the Aircraft or to the Airframe, any Engine or any Part.

                   (b) EVENT OF LOSS WITH RESPECT TO THE AIRCRAFT.

                            (i) Upon the occurrence of an Event of Loss with
                   respect to the Airframe or the Airframe and Engines and/or engines then installed thereon, Lessee shall forthwith (and, in any event, within three (3) days after such occurrence) give Lessor written notice of such Event of Loss. By the earlier of (y) sixty (60) days following the Event of Loss Date or (z) the date on which the applicable insurance proceeds are received by the loss payee, Lessee shall pay or cause to be paid to Lessor in immediately available funds the Stipulated Loss Value of the Aircraft together with all other amounts then due and owing by Lessee hereunder.

                            (ii) Until the date on which the Stipulated Loss
                   Value and the other amounts referred to in clause (b)(i) above are paid in full, Lessee shall be obligated to pay all Basic Rent as scheduled and shall continue to perform all of its other obligations under the Operative Documents, except to the extent rendered impossible by the occurrence of such Event of Loss or rendered, in the opinion of Lessor, unnecessary. If the Stipulated Loss Value referred to in clause (b)(i) above is paid on a date other than a Basic Rent Date, Lessor shall refund or cause to be refunded to Lessee any paid but unaccrued Basic Rent. Upon receipt of the full amount of the Stipulated Loss Value and the other amounts referred to in

                                                             [Lease Agreement]

                   clause (b)(i) above by Lessor pursuant to this Section 13(b), and if Lessee has paid all other amounts then due and payable by Lessee under this Agreement and the other Operative Documents, then (x) Lessor shall, upon the joint written request of Lessee and each insurer or their appointed representatives which contributed to the payment of the Stipulated Loss Value, transfer to the Person designated in such request all of Lessor's right, title and interest in the Aircraft without recourse or warranty (except as to absence of Lessor Liens, Liens existing prior to Delivery of the Aircraft to Lessee and Liens granted by Lessor to Lessor's lenders) and subject to the disclaimer set forth in Section 5(a), and (y) Lessee shall be relieved of its obligations under Section 7.

                   (c) EVENT OF LOSS WITH RESPECT TO AN ENGINE.


                           (i) Upon the occurrence of an Event of Loss with
                  respect to an Engine under circumstances in which there has not occurred an Event of Loss with respect to the Airframe, Lessee shall promptly (and, in any event, within seven (7) days after such occurrence) give Lessor written notice thereof and shall, as soon as reasonably practicable and, in any event, within ninety (90) days after the occurrence of such Event of Loss (or, if earlier the date of expiration or " termination of the Lease Term) and upon five days' prior written notice, convey or cause to be conveyed to Lessor, as replacement for the Engine with respect to which such Event of Loss occurred, title to a Replacement Engine, free and clear of all Liens (other than Permitted Liens) and having an equivalent or greater value, condition, utility, airworthiness, remaining useful life as, and being in as good operating condition as, the Engine with respect to which such Event of Loss occurred, assuming such replaced Engine was in the condition and repair required to be maintained by the terms of this Agreement. For all purposes hereof, each such Replacement Engine shall, after such conveyance, be deemed part of the property leased hereunder, and shall be deemed an "Engine."

                           (ii) Prior to or at the time of any conveyance of a
                  Replacement Engine, Lessee, at its own expense, shall (t) furnish Lessor with a full warranty (as to title) bill of sale, in form and substance satisfactory to Lessor, conveying to Lessor such Replacement Engine, (u) cause supplements to be executed which shall subject such Replacement Engine to this Agreement, (v) cause the filing of such instruments as are necessary or advisable to establish, perfect and protect the interest of Lessor in any such Engine (including, without limitation, cause a Lease Supplement, in form and substance satisfactory to Lessor, to be duly executed by Lessee) (w) furnish Lessor with such evidence of the transfer of title to such Replacement Engine to Lessor as Lessor may reasonably request, including, without limitation, that such Replacement Engine is free and clear of all Liens of

                                                               [Lease Agreement]

                  record with the Aviation Authority, except Permitted Liens, such evidence to include, without limitation, an opinion of Lessee's counsel addressed to Lessor, and opining that such title has been so conveyed and that such Replacement Engine has been duly subjected to this Agreement (such opinion to be in form and substance, and from counsel, satisfactory to Lessor), (x) furnish Lessor with such evidence of compliance with the provisions of Sections 1O(e), 12(a)(v) and 15 with respect to such Replacement Engine as Lessor may reasonably request and, (y) furnish Lessor with a certificate signed by an officer of Lessee certifying that, upon consummation of such replacement, no Event of Default will exist hereunder and certifying that such Replacement Engine has a value, condition, utility, airworthiness and remaining useful life at least equal to, and is in as good operating condition as, the Engine so replaced, assuming such Engine was in the condition and repair required by the terms of this Agreement immediately prior to the occurrence of such Event of Loss.

                          (iii) Upon compliance by Lessee with the requirements
                  of this Section 13(c), if no Event of Default shall have occurred or be continuing, Lessor shall, upon the joint written request of Lessee and each insurer which contributed to the payment of any insurance proceeds with respect to the lost Engine, transfer to the Person designated in such request all of Lessor's right, title and interest in such Engine without recourse or warranty (except as to absence of Lessor Liens, Liens arising prior to Delivery of the Aircraft to Lessee and Liens granted by Lessor to Lessor's lenders) and subject to the disclaimer set forth in Section 5(a), and such Engine shall thereupon cease to be an Engine leased hereunder.

                           (iv) No Event of Loss with respect to an Engine shall
                  result in any reduction in Basic Rent.

                   (d) APPLICATION OF PAYMENTS FROM ANY GOVERNMENT ENTITY FOR REQUISITION OF TITLE, ETC. Any payments (other than insurance proceeds the application of which is provided for in Section 15) received at any time by Lessor or by Lessee from any Government Entity or other Person with respect to an Event of Loss will be applied as follows:

                           (i) if payments are received with respect to the
                  Airframe (or the Airframe and an Engine or engines then installed thereon), after reimbursement of Lessor for reasonable costs and expenses, so much of such payments remaining as shall not exceed the Stipulated Loss Value required to be paid by Lessee pursuant to Section 13(b) shall, unless a Default or any Event of Default shall have occurred and be continuing, be applied in reduction of Lessee's obligation to pay such Stipulated Loss Value and such other amounts of Rent, if not already paid by Lessee, or, if already paid by Lessee, shall be applied to reimburse Lessee for its

                                                               [Lease Agreement]

                  payment of such Stipulated Loss Value, and the balance, if any, of such payments shall be distributed to or retained by Lessee or

                           (ii) if such payments are received with respect to an
                  Engine under circumstances contemplated by Section 13(c), then so much of such payments remaining after reimbursement of Lessor for reasonable costs and expenses; up to an amount equal to Lessee's actual cost of replacing such Engine in accordance with Section 13(c), shall, unless a Default or Event of Default shall have occurred and be continuing, be paid over to, or retained by, Lessee if Lessee shall have fully performed, or concurrently therewith will perform, the terms of Section 13(c) with respect to the Event of Loss for which such payments are made, and the balance' if any, of such payments shall be distributed to or retained by Lessee.

                  (e) APPLICATION OF PAYMENTS DURING EXISTENCE OF DEFAULT. Any amount referred to in this Section 13 which is payable to or retainable by Lessee shall not be paid to or retained by Lessee if at the time of such payment or retention a Default or any Event of Default shall have occurred and be continuing, but shall be held by or paid over to Lessor, as security for the obligations of Lessee under this Agreement to be held and applied pursuant to
Section 20 and applied against Lessee's obligations hereunder as and when due. At such time as there shall not be continuing any such Default or Event of Default, such amount shall be paid to Lessee to the extent not applied in accordance with the preceding sentence.

         SECTION 14. INTENTIONALLY RESERVED.

         SECTION 15. INSURANCE.

                  (a) REQUIREMENTS. At all times during the Lease Term, and until the Aircraft is returned to Lessor in the condition and manner required by this Agreement, Lessee shall maintain or cause to be maintained with respect to the Aircraft, at its own expense, insurance in compliance with the Insurance Requirements of Exhibit F hereto.

                  (b) APPLICATION OF PROCEEDS OF BILL INSURANCE. As between Lessor and Lessee, it is agreed that all proceeds of insurance maintained in compliance with this Section 15 (except Section 15(f)) and received as the result of the occurrence of an Event of Loss will be applied as follows:

                           (x) if such payments are received with respect to the
                  Airframe (or the Airframe and the Engines or engines installed thereon), so much of such payments remaining, after reimbursement of Lessor for reasonable costs and expenses, as shall not exceed the Stipulated Loss Value and the other amounts payable under Section 13(b) shall be applied in reduction of Lessee's obligation to pay such

                                                               [Lease Agreement]

                   Stipulated Loss Value and the other amounts payable under
                   Section 13(b), if not already paid by Lessee, or, if already paid by Lessee, shall be applied to reimburse Lessee for its payment of such Stipulated Loss Value, and the balance, if any, of such payments remaining thereafter shall be paid over to, or retained by, Lessee; and

                            (y) if such payments are received with respect to an
                   Engine under the circumstances contemplated by Section 13(c), so much of such payments remaining, after reimbursement of Lessor for reasonable costs and expenses, shall be paid over to, or retained by, Lessee, provided that Lessee shall have fully performed or, concurrently therewith, will fully perform the terms of Section 13(c) with respect to the Event of Loss for which such payments are made.

                  As between Lessor and Lessee, the insurance payments with respect to any property damage loss not constituting an Event of Loss with respect to the Airframe or an Engine will be applied in payment (or to reimburse Lessee) for repairs or for replacement property in accordance with the terms of Sections 10 and 12, if not already paid for by Lessee, and any balance remaining after compliance with such sections with respect to such loss shall be paid to Lessee.

                   (c) INSURANCE FOR INDEMNITIES; CONTINUATION OF LIABILITY INSURANCE. The insurance referred to in Section 15(a) shall in each case include and insure (to the extent of the risks covered by the policies) the indemnity provisions of Section 9. For a period of twenty-four months after the last day of the Lease Term, or, if earlier, the next C-Check of the Aircraft, and at Lessee's cost, Lessee shall continue to name each Indemnified Party as an additional insured under Lessee's comprehensive airline and war-risk liability insurance described in Exhibit F to the extent of its interest under the indemnities referred to in the preceding sentence.

                  (d) REPORTS, ETC. Lessee shall furnish, or cause to be furnished, to Lessor (x) on or before the Delivery Date and not later than each renewal date of any insurance, and otherwise upon reasonable request, a Certificate of Insurance and a report, signed by the Insurance Broker, stating that (i) it is the Lessee's insurance broker; (ii) in the opinion of such firm
(x) such insurance complies with the terms hereof and (y) such insurance together with any self-insurance permitted hereby are in such amounts and cover such perils and are placed with insurers of recognized reputation and responsibility in the worldwide aviation insurance marketplace so that the protection afforded thereby is not less than that which would customarily be maintained for aircraft of a similar character by corporations engaged in the same or similar business, similarly situated with Lessee; (iii) such Insurance Broker shall advise Lessor in writing of any act or omission on the part of Lessee of which the Insurance Broker has knowledge and which has been confirmed by the insurers as invalidating or rendering unenforceable, in whole or in part, any insurance on the Aircraft and advise in writing at least 30 days (7 days in the case of war risk and

                                                               [Lease Agreement]

allied perils coverage) prior to the cancellation (but not scheduled expiration if renewed prior thereto) or material adverse change to any insurance maintained pursuant to this Section 15 and Exhibit F; and (iv) Lessee is current on the payment of all insurance premiums; and (v) on the Delivery Date and no later than five (5) days prior to the date of expiration of any insurance policy referenced in a previously delivered certificate of insurance and a report of the Insurance Broker.

                  (e) SELF-INSURANCE. Lessee may not self-insure the risks required to be insured against pursuant to this Section 15, provided that Lessee may self-insure the risks required to be insured against pursuant to Exhibit F (except total loss) by way of deductible, premium adjustment or similar provisions, in such amounts as are customarily self-insured with respect to aircraft of the same type and used in the same manner as the Aircraft by major international air carriers, but in no event in an amount greater than the $500,000 per aircraft per occurrence.

                  (f) ADDITIONAL INSURANCE BY LESSOR. Lessee acknowledges that Lessor has an insurable interest in the Aircraft. Lessor shall have the right to obtain insurance in its own name with respect to such insurable interest. Lessee will render Lessor all reasonable assistance requested by Lessor in order that Lessor may adequately protect such insurable interest. Lessee agrees that the maximum amounts payable to it or to others for its account or to be applied in discharge of its obligations by any underwriter or carrier of insurance maintained by Lessee upon the occurrence of an Event of Loss with respect to the Aircraft shall be limited to the Stipulated Loss Value unless the maintenance of any such insurance in an amount in excess of such Stipulated Loss Value in respect of Lessee's insurable interest in the Aircraft does not prejudice Lessor's or any Insured Party's interests under the insurances otherwise required by this Section 15, or prevent Lessor from obtaining such insurances as it requires, in which event nothing herein shall prevent Lessee from effecting such additional insurance for its account.

                  (g) APPLICATION OF PAYMENTS DURING EXISTENCE OF A DEFAULT. Any amount referred to in this Section 15 which is payable to or retainable by Lessee shall not be paid to or retained by Lessee if at the time of such payment or retention a Default or any Event of Default shall have occurred and be continuing, but shall be held by or paid over to Lessor as security for the obligations of Lessee under this Agreement and, if any such Default or Event of Default shall have occurred and be continuing, applied against Lessee's obligations hereunder as and when due. At such time as there shall not be continuing any such Default or Event of Default, such amount shall be paid to Lessee to the extent not applied in accordance with the preceding sentence.

                  (j) NEGATIVE UNDERTAKINGS. Lessee shall not (i) act or fail to act, or cause, permit or suffer an act or failure to act, whereby any insurance required by this Section 15 would or might reasonably be expected to be limited or rendered in whole or in part invalid, unenforceable or otherwise not in full force and effect (including any limitation resulting from inaccuracy of any

                                                               [Lease Agreement]

representation or warranty of Lessee, or any illegal use of the Aircraft), and
(ii) without limiting the foregoing, use, operate, employ or locate the Aircraft, Airframe, any Engine or any Part, or cause, permit or suffer the Aircraft, Airframe, any Engine or any Part to be used, operated, employed or located, in any place or in any manner or for any purpose (x) in any area excluded from coverage, or in any manner for any purpose that is not covered, by any insurance policy in effect or required by the terms of this Agreement to be maintained by Lessee or (y) that might reasonably be expected to be excluded from coverage under, or to invalidate or in any way limit (including any limitation with respect to coverage of the specified insured perils, events or circumstances) any such insurance policy.

                  (k) FAILURE TO INSURE. If at any time Lessee fails to maintain insurance in compliance with this Section 15, Lessor shall be entitled but not bound to do any of the following (without prejudice to any other rights which it may have under this Agreement by reason of such failure):

       (i) to pay any premiums due or effect or maintain such insurance or otherwise remedy such failure in such manner as Lessor considers appropriate (and Lessee shall upon demand reimburse Lessor in full for any amount so expended in that connection) and/or

       (ii) at any time while such failure is continuing, require the Aircraft to remain at any airport or, as the case may be, upon provision by Lessor of insurance coverage satisfactory to Lessee, proceed to and remain at any airport designated by Lessor, until such failure is remedied to Lessor's satisfaction.

         SECTION 16. INSPECTION.

                  (a) MAINTENANCE SCHEDULE. During the Lease Term, Lessee shall furnish Lessor with such information concerning the location, condition, use and operation of the Aircraft as Lessor may reasonably request. Lessee shall provide Lessor with maintenance schedules relating to the Aircraft upon delivery of the Aircraft and from time to time as such schedules are adjusted or updated. Lessee shall give Lessor reasonable prior notice of the date of, and any change in the date of, any Major Checks, in order to enable Lessor, or its agents, representatives or designees, to inspect the Aircraft, including, without limitation, the Aircraft Documentation (should Lessor choose to do so), at the time and place any such Major Checks occur and to make a reasonable number of photocopies of any Aircraft Documentation. Lessee's obligations under the second and third sentences of this Section 16(a) can be satisfied through Lessee's provision of the quarterly reports pursuant to Section 10(d)(vii) hereof.

                                                               [Lease Agreement]


indemnity under this Agreement. In connection with any Transfer, the following conditions shall apply:

                              (i) Lessor shall give Lessee written notice of
            such Transfer at least 10 Business Days before the date of such Transfer, specifying the name and address of the proposed purchaser, assignee or transferee (the "Transferee");

                              (ii) the Transfer will not adversely affect the
            Lessee's rights and interests in the Aircraft and/or this Agreement, nor subject the Lessee to any Tax, claim, liability or any other obligation to which it would not have been subject had such assignment or transfer not taken place;

                              (iii) the Transferee will be a Citizen of the
            United States and have full corporate power and authority to enter into and perform the transactions contemplated by this Agreement on the part of "Lessor";

                              (iv) on the Transfer date the Lessor and the
            Transferee shall enter into an agreement or agreements in which the Transferee confirms that it shall be deemed a party to this Agreement and agrees to be bound by all the terms of, and to under take all of the obligations of, the Lessor contained in this Agreement; and

                              (v) such Transfer shall not violate any applicable
            law including the Federal Aviation Law, the Federal Aviation Regulations and the Securities Act of 1933, as amended.

                     (c) Upon any Transfer, the Transferee shall be deemed Lessor for all purposes of this Agreement, each reference in this Agreement to the "Lessor" shall thereafter be deemed for all purposes to refer to the Transferee, and the transferor shall be relieved of all obligations of the "Lessor" under this Agreement arising after the time of such Transfer except to the extent attributable to acts or events occurring prior to the time of such Transfer.

                     (d) Upon compliance by Lessor and a Transferee with the terms and conditions of Clause 17(b), except during the continuance of an Event of Default, Lessee shall at the time of Transfer, at the specific written request of Lessor and with Lessor paying all of Lessee's out-of-pocket costs and expenses:

                            (i) execute and deliver to Lessor and to such Transferee an agreement, in form and substance satisfactory to Lessor, Lessee and such Transferee, ed the date of such transfer, consenting to such transfer, agreeing to pay all or such portion of the Basic Rent and other Payments under this Agreement to such Transferee or its designee as such Transferee shall direct, and agreeing that such Transferee shall be entitled to rely on all

                                                               [Lease Agreement]

          representations and warranties made by Lessee in this Agreement or in any certificate or document furnished by Lessee in connection with this Agreement as though such Transferee was the original "Lessor";

                            (ii) execute and deliver to Lessor or such Transferee, as the case may be, precautionary Uniform Commercial Code financing statements or amendments reflecting the interests of such Transferee in the Aircraft and this Agreement;

                            (iii) deliver to Lessor and to such Transferee a certificate, signed by a duly authorized officer or Lessee, dated the date of such transfer, to the effect that no Event of Default has occurred and is continuing or, if one is then continuing, describing such Event of Default;

                            (iv) cause to be delivered to Lessor and such Transferee certificates of insurance and broker's letter of undertaking substantially in the form set out in Exhibits F and G, detailing the coverage and confirming the insurers' agreement to the specified insurance requirements of this Agreement and listing the Lessor and Transferee as additional insureds and the Transferee as sole loss payee, in accordance with the terms of Exhibit F;

                            (v) deliver to Lessor and such Transferee information on the location of the Airframe and Engines at all times requested by Lessor in order to permit the Transfer to take place at a time and on a date so as to eliminate or minimize any Taxes applicable to the Transfer; and

                            (vi) such other documents as Lessor or such Transferee may reasonably request, so long as such documents do not adversely affect the rights or obligations of Lessee under this Lease or otherwise adversely effect Lessee.

                   (e) COLLATERAL ASSIGNMENT. Notwithstanding any of the foregoing, it is understood and agreed that Lessor may, without the prior written consent of Lessee but with prior notice to the Lessee, mortgage or pledge and/or assign all or any portion of its right, title and interest in and to this Agreement, the Aircraft or any Rent due hereunder to any Lender. Lessee shall acknowledge in writing any such mortgage, pledge or assignment by an acknowledgment in a form reasonably satisfactory to the Lessee. Upon notice to the Lessee from any Lender under any such mortgage, pledge or assignment, such Lender may require that all Rent shall be paid directly to such Lender and/or that the Aircraft be returned to such Lender, but, in the case of the return of the Aircraft, only upon completion or termination of this Agreement. Any acknowledgment from the Lessee shall include, without limitation, an agreement of the Lessee that:

                                                               [Lease Agreement]

                    (i) upon such mortgage, pledge or assignment, all rights of the Lessor hereunder (including without limitation, all rights to be named as loss payee, in accordance with the terms of Exhibit F, and an additional insured under any policies of insurance maintained pursuant to Section 15 hereof, all rights to receive monies, reports, certificates and any other information pursuant to the terms of this Agreement and all rights to indemnification) shall, to the extent provided for in the mortgage, pledge or assignment, be exercisable by such Lender, and such Lender shall be deemed an Indemnified Party and a Tax Indemnitee for all purposes of this Agreement;

                    (ii) the rights of such Lender shall not be subject to any defense, counterclaim, or set-off that the Lessee may have or assert against Lessor;

                   (iii) such Lender shall not be liable for any of Lessor's obligations hereunder;

                    (iv) subject to the terms of the mortgage, pledge or assigninent, such Lender may require that all Rent be paid directly to such party (or its designee), and Lessee agrees that upon receipt of such notice, Lessee shall pay directly to such Lender all Rent due or to become due hereunder; and

                   (v) Lessee shall comply, at the Lessor's expense, with all reasonable requests of Lessor and such Lender in connection with any such mortgage, pledge or assignment including, without limitation, the execution of all consents and amendments in a form reasonably acceptable to Lessee and the making of any and all registrations and filings.

                   (f) SUCCESSORS AND ASSIGNS. Subject to the foregoing, the terms and provisions of this Agreement shall be binding upon and inure to the benefit of Lessor, Lessee and their respective successors and permitted assigns.

          SECTION 18. EARLY TERMINATION. Lessee may not terminate the Lease prior to the Expiry Date, except pursuant to Exhibit M hereto.

          SECTION 19. EVENTS OF DEFAULT. Lessor and Lessee agree that it is a fundamental term and condition of this Agreement that none of the following events shall occur during the Lease Term and that the occurrence of any of the following events shall constitute a repudiatory breach of this Agreement and an "Event of Default" (whether any such event shall be voluntary or involuntary or come about or be effected by operation of law or pursuant to or in compliance with any judgment, decree or order of any court or any order, rule or regulation of any Government Entity):

                                                               [Lease Agreement]

                    (a) FAILURE TO PAY BASIC RENT. Lessee shall have failed to make any payment of Basic Rent, Stipulated Loss Value or Early Termination Fee in accordance with this Agreement and the other Operative Documents when the same shall have become due and payable and such failure shall continue for five (5) Business Days from such due date.

                    (b) FAILURE TO PAY SUPPLEMENTAL RENT. Lessee shall have failed to make any payment of Supplemental Rent (other than as specified in paragraph (a) above) in accordance with this Agreement or the other Operative Documents when the same shall have become due and such failure shall continue for ten (10) Business Days from such due date.

                    (c) INSURANCE.

                            (i) Lessee shall have failed to carry and maintain,
                    or cause to be carried and maintained, on or with respect to the Aircraft, any insurance required to be maintained in accordance with the provisions of Section 15;

                            (ii) The Aircraft shall be operated at a time when
                    any insurance required under Section 15 shall not be in effect.

                    (d) RETURN. Lessee shall have failed to return the Aircraft at the end of the Lease Term pursuant to the provisions of, and in the condition required by, Section 7.

                   (e) UNAUTHORIZED TRANSFER. There shall be any unauthorized transfer of possession of the Aircraft, Airframe or any Engine by Lessee.

                    (f) CERTAIN COVENANTS. Lessee shall have failed to comply with its obligations under Section 6(a), 6(b), 10(a)(i), 10(b), 10(d)(ii) or 11 (except, with respect to 11(a) and 11(d), for which Section 19(g) shall apply and 11(b), for which Lessee shall have 5 Business Days to cure the relevant failure after the earlier of (i) the date of written notice thereof to Lessee or (ii) the date Lessee obtains actual knowledge of such failure).

                    (g) OTHER COVENANTS. Lessee shall have failed to comply with, observe or perform, and shall fail to cause to be complied with, observed and performed, any of its covenants, agreements or obligations hereunder or under any other Operative Document, except to the extent provided above in this Section 19, and such failure shall continue for 30 days after the earlier of (i) the date of written notice thereof to Lessee or (ii) the date Lessee obtains actual knowledge of such failure; provided, if Lessee has not cured such failure with such 30-day period and such failure can be cured with further reasonable diligence, Lessee, so long as it is proceeding diligently to cure such failure, shall have an additional 30-day period to cure such failure at the expiration of the initial 30-day period.

                                                               [Lease Agreement]

                   (h) REPRESENTATIONS AND WARRANTIES. Any representation or warranty made by Lessee herein or in any other Operative Document shall have proven to have been incorrect, inaccurate or untrue in any material respect as of the time made.

                   (i) AUTHORIZATIONS. Lessee shall no longer possess the Authorizations required hereunder or under any other operative document or otherwise required for the conduct of its business as a commercial passenger and cargo air carrier in the Lessee Jurisdiction or for the performance of its obligations hereunder or under any other Operative Document, or any such Authorizations are revoked, canceled, adversely modified or otherwise terminated, or the continued use and exercise thereof is prevented.

                   (j) VOLUNTARY BANKRUPTCY, ETC. Lessee shall have (i) commenced any proceeding or filed any petition seeking relief under any applicable bankruptcy, insolvency, liquidation, examination, administration, receivership or other similar law, (ii) consented to or acquiesced in the institution of, or failed to contravene in a timely and appropriate manner, any such proceeding or the filing of any such petition, (iii) applied for or consented to the appointment of a receiver, examiner, trustee, custodian, sequestrator or similar official for itself or for a substantial part of its property or assets, (iv) filed an answer admitting the material allegations of a petition filed against it in any such proceeding, (v) proposed or entered into any composition or other arrangement, or made a general assignment, for the benefit of creditors or declared a moratorium on the payment of indebtedness, (vi) become insolvent or suspended payments on, become unable to, admitted in writing its inability to or failed generally to pay, any material portion of its debts as they become due, (vii) sought its own liquidation, reorganization, dissolution or winding up (other than for the purposes of a reorganization previously approved by Lessor), (viii) suspended payment procedures or (ix) taken any corporate action for the purpose of effecting any of the foregoing.

                   (k) INVOLUNTARY BANKRUPTCY, ETC. A proceeding shall have been commenced or a petition shall have been filed, in either case, without the consent or application of Lessee, seeking (i) relief in respect of Lessee or of a substantial part of its property or assets under any applicable bankruptcy, insolvency, liquidation, examination, administration, receivership or similar law, (ii) the appointment of a receiver, examiner, trustee, custodian, sequestrator or similar official for Lessee or for a substantial part of its property or assets or (iii) the liquidation, reorganization, dissolution or winding up of Lessee; and such proceeding or petition shall continue undismissed for 60 days or an order or decree approving or ordering any of the foregoing shall be issued and shall not immediately be stayed.

                   (l) GOVERNMENT ACTION. The franchises, concessions, permits, rights or privileges required for the conduct of the business or operations of Lessee shall have been revoked, canceled or otherwise terminated or the free and continued use or exercise thereof curtailed,

                                                               [Lease Agreement]


prevented or modified in a manner that materially adversely affects Lessee's ability to perform its obligations under any Operative Document.

                    (m)      CROSS DEFAULT:

                            (i) any Indebtedness of the Lessee or any of its Affiliates that exceeds $2,000,000 is not paid when due and any applicable grace period shall have expired;

                            (ii) the security for any such Indebtedness is enforced; or

                            (iii) any lease, conditional sale, installment sale or forward purchase agreement of the Lessee or any of its Affiliates in respect of an aircraft is terminated as a consequence of an event of default or termination event (however described);

                            provided always, in any such case, it shall not constitute an Event of Default under this Agreement if, in connection with Lessee's working lines of credit and related letters of credit facilities:

                            (1) the non-payment, acceleration, termination or event in question is being contested by the Lessee in good faith and on reasonable grounds and any declaration of default, termination of agreement or enforcement of security has been stayed by a court of competent jurisdiction; or

                            (2) the non-payment, acceleration, termination or event in question is being discussed by the Lessee with the creditors of such facilities in good faith and on reasonable grounds and there has been no declaration of default, termination of agreement or enforcement of security.

                   (n) CHANGE OF OWNERSHIP. Any single person acquires, or group of persons acquire, control, directly or indirectly, of twenty-five percent (25%) or more of Lessee's then outstanding voting stock (including by virtue of control of twenty-five percent (25%) or more of Lessee's direct or indirect parent's then outstanding voting stock) without the previous consent in writing of the Lessor (which consent shall not be withheld unless the Lessor is of the reasonable opinion that such acquisition of control will have a materially adverse effect on the Lessee's ability to perform its obligations under this Agreement or the Lessor's rights, title and interest in and to the Aircraft or under this Agreement), not including (i) persons that are currently in control of Lessee, (ii) spouses of such persons, (iii) any lineal ancestor or descendant of such

                                                               [Lease Agreement]


persons, (iv) any spouse of any person covered by clause (iii), or (v) a partnership or trust set up for the benefit of persons identified in clauses
(i) through (iv).

                   (p) LETTER OF CREDIT. The Letter of Credit shall be repudiated by the issuing bank or shall become ineffective, the Lessee shall fail to replace the Letter of Credit pursuant to Section 3(d)(v) following the occurrence of a Substitution Event (as defined in said Section 3(d)(v) or, following any occurrence of an event entitling Lessor to draw on the Letter of Credit, Lessor shall be prohibited by law from drawing on the Letter of Credit when Lessor is otherwise entitled to make such a drawing and, within five (5) Business Days after notice of any of the foregoing by Lessor, Lessee does not replace the Letter of Credit with a new Letter of Credit meeting the requirements of Section 3(d)(v).

          SECTION 20. REMEDIES. Upon the occurrence of any Event of Default and so long as the same shall be continuing, Lessor shall have the right, effective upon notice to Lessee, to terminate this Agreement and all of Lessee's rights hereunder; and at any time thereafter Lessor may do all or any of the following, at its option and in its sole discretion (in addition to such other rights and remedies which Lessor may have under applicable law):

                   (a) RETAKE POSSESSION. Upon the written demand of Lessor and at Lessee's expense, cause Lessee to return promptly, and Lessee shall return promptly, the Airframe and Engines or such part of the Aircraft as Lessor may so demand to Lessor or its order in the manner and condition required by, and otherwise in accordance with, all the provisions of, Section 7 as if such Airframe and Engines were being returned at the expiration of the Lease Term, or Lessor, acting in its individual capacity or as attorney for Lessee, at its option, may enter upon the premises where the Airframe or an Engine is located and take immediate possession of and remove the same (together with any engine which is not an Engine but which is installed on the Airframe, subject to all the rights of the owner, lessor, lienor or secured party of such engine, and such engine shall be held for the account of any such owner, lessor, lienor or secured party or, if owned by Lessee, may, at the option of Lessor, be exchanged with Lessee for an Engine in accordance with the provisions of
Section 7(b)) by summary proceedings or otherwise, and Lessee waives any right it may have under applicable law to a hearing prior to repossession of the Aircraft, Airframe or any Engine or Part, all without liability accruing to Lessor for or by reason of such entry or taking of possession or removing whether for the restoration of damage to property caused by such action or otherwise. Lessee acknowledges and agrees that its obligation to return the Aircraft in those instances is incontrovertible without prejudice to its right to dispute any amounts, damages, interests or other amounts claimed by Lessor upon termination of this Agreement and as such this Agreement will be incontrovertible written evidence of such obligation of Lessee to return the Aircraft which Lessor will be entitled to enforce via injunctive orders.

                                                               [Lease Agreement]

                   (b) TERMINATION OR ENFORCEMENT. Rescind this Agreement, terminate this Agreement and/or exercise any other right or remedy which may be available to it under applicable law or proceed by appropriate court action to enforce the terms hereof and/or exercise any other power, right or remedy which may be available to Lessor hereunder or under applicable law. Without limiting the generality of the foregoing, Lessor shall have the right, without need of any consent, authorization or action of Lessee, to cause the Aircraft to be deregistered by the Aviation Authority, and to be made ready for export and to be exported out of the Lessee Jurisdiction, and to cause all rights of Lessee in respect of the Aircraft and this Lease under or in connection with or resulting from the registration of the Aircraft with the Aviation Authority or otherwise under or in connection with or resulting from any law in the Lessee Jurisdiction, to be terminated and extinguished. In furtherance of the foregoing, Lessor shall be entitled and empowered to act in the name and in the place of Lessee with respect to the Aircraft as may be necessary or desirable, in Lessor's sole discretion, including, without limitation, with respect to the execution of documents and instruments, to effect such deregistration, exportation, termination and exinguishment.

                   (c) APPLICATION OF FUNDS. Without limiting any other provision of this Agreement or of any other Operative Document, Lessor shall have the right to withhold or set off against all amounts otherwise payable to Lessee hereunder, all as security for Lessee's obligations and liabilities under this Agreement and the other Operative Documents, and to use and apply in whole or in part any or all of such amounts and setoffs to and against such obligations and liabilities of Lessee (in whatever order and according to whatever priority Lessor may choose), and any such use, application or setoff shall be absolute, final and irrevocable.

                   (d) DAMAGES. In addition to Lessor's rights under Section 9, Lessor may recover from Lessee, and Lessee shall on demand pay, damages to equal the sum of:

                            (i) all accrued and unpaid Rent payable hereunder in
                   respect of any period prior to Return of the Aircraft to Lessor in the condition and otherwise in the manner required under Section 7 together with Break Amount, if any;

                            (ii) all Expenses incurred by Lessor and any other
                   Indemnified Party in connection with such Event of Default or the exercise of Lessor's remedies with respect thereto, including, without limitation, all costs and expenses incurred in connection with recovering possession of the Airframe or any Engine or in placing such Airframe or Engine in the configuration, condition and airworthiness required by
                   Section 7 and all lost Rent payments during such recovery and reconditioning;

                            (iii) all incidental and consequential damages
                   incurred by Lessor and any other Indemnified Party in connection with such Event of Default, including,

                                                               [Lease Agreement]

                   without limitation, all losses (including, without limitation, reasonable lost profits) suffered by Lessor because of Lessor's inability to place the Aircraft on lease with another lessee on terms as favorable to Lessor as this Agreement or because whatever use, if any, to which Lessor is able to put the Aircraft upon its return to Lessor, or the amount received by Lessor upon a sale or other disposal of the Aircraft, is not as profitable to Lessor as leasing the Aircraft in accordance with the terms of this Agreement would have been, including, without limitation, in each case, lost Rent payments during any remarketing period; and

                            (iv) all reasonable and actual legal fees and other
                   reasonable costs and Expenses incurred by Lessor and any other Indemnified Party by reason of the occurrence of any Event of Default or the exercise of Lessor's remedies with respect thereto.

          SECTION 21. TRANSACTION EXPENSES. Except as expressly otherwise provided herein, each of Lessor and Lessee agrees that it shall be responsible for any and all fees and expenses it incurs in connection with the negotiation, preparation, execution and delivery of this Agreement and any other documents or instruments relating to the transaction contemplated hereby, including, without limitation, legal fees, expenses and disbursements.

          SECTION 22. NO SETOFF, COUNTERCLAIM, ETC. This Agreement is a net lease and Lessee's obligation to pay Rent under this Agreement and each other Operative Document to which it is a party is and shall be absolute and unconditional and shall not be abated, suspended, diminished, reduced, delayed, discontinued or otherwise affected by any condition, circumstance, act or event of any kind whatsoever, including, without limitation, any of the following:

                   (i) any right of setoff, deduction, counterclaim, recoupment, defense, suspension, deferment or other right (including any right of reimbursement) which Lessee may have against Lessor, Airframe Manufacturer, Engine Manufacturer, any Insured Party, any Inspecting Party, any Indemnified Party or any other Person for any reason whatsoever, including any claim Lessee may have for the foregoing, any present or future law to the contrary notwithstanding;

                   (ii) the unavailability, interruption or cessation in use of the Aircraft for any reason, including (A) any requisition thereof or any restriction, prohibition or curtailment of, interference with, or other restriction against, Lessee's use, operation or possession of the Aircraft (whether by law, any Government Entity or other Person or otherwise) and (B) any damage to or loss or destruction (including an Event of Loss except as otherwise expressly provided in Section 13(b)) of or to the Aircraft and (C) the removal of the Aircraft from service to correct deficiencies described in Section 2 or to permit the Final Inspection or Return of the Aircraft;

                                                               [Lease Agreement]

                   (iii) any defect in the title, airworthiness, merchantability, fitness for any purpose, condition, design, specification or operation of any kind or nature of the Aircraft, or the ineligibility of the Aircraft for any particular use or trade or for registration or documentation under the laws of any jurisdiction;

                   (iv) any amendment or modification of or supplement to any of the Operative Documents, any agreements relating to any thereof or any other instrument or agreement applicable to the Aircraft, the Airframe or any Engine, or any assignment or transfer of any thereof, or any furnishing or acceptance of any additional security, or any failure or inability to perfect any security;

                   (v) any insolvency, bankruptcy, reorganization, arrangement, readjustment of debt, dissolution, liquidation, receivership, administration or similar proceedings by or against Lessee, Lessor, any Indemnified Party or any other Person;

                   (vi) the invalidity, unenforceability or impossibility of performance of this Agreement, any other Operative Document or any of the terms hereof or thereof, the lack of power or authority of Lessee to enter into this Agreement or any other Operative Document, or any other defect in this Agreement or any other Operative Document;

                   (vii) any breach by Lessor, any Indemnified Party or any other Person of any representation, warranty or covenant, express or implied, made or alleged to be made to Lessee;

                   (viii) any right, claim, bill, action or suit whatsoever by or against or on the part of Lessee, including, without limitation, whether arising out of legal action or otherwise, at law or in equity, whether affirmative, negative or defensive in nature for or on account of the legality, validity, enforceability or otherwise arising as a result of (x) this Agreement or any other Operative Document or any of the terms or conditions hereof or thereof, (y) any express or implied warranty or (z) any contract, agreement or transaction between Lessee and Lessor or any other Person, whether direct or indirect, written or oral;

                   (ix) any waiver, consent, change, extension, indulgence or any action or inaction under or in respect of any such instrument or agreement or any exercise or nonexercise of any right, remedy, power or privilege in respect of any such instrument or agreement or this Agreement or any other Operative Document;

                   (x) any transfer of any interest in this Agreement or in the Aircraft by Lessor or any Indemnified Party or any change of ownership of Lessor or any Indemnified Party; or

                                                               [Lease Agreement]

                    (xi) any other circumstance, happening or event whatsoever, whether or not similar to the foregoing, which but for this provision would or might have the effect of terminating or in any other way affecting any obligation of Lessee hereunder, it being the express intention of Lessor and Lessee that all Rent and other amounts payable by Lessee hereunder or under any other Operative Document shall be payable in all events, unless the obligation to pay the same shall be terminated pursuant to the express provisions of this Agreement.

           Lessee hereby waives, to the extent permitted by applicable law, any and all rights which it may have or which at any time hereafter may be conferred upon Lessee, by law or otherwise, to terminate, cancel, quit or surrender this Agreement or any other Operative Document, or to abate, suspend, defer, reduce or otherwise fail to comply in full with an obligation imposed upon Lessee hereunder or thereunder or in relation hereto, except termination of this Agreement in accordance with the express provisions hereof. Each Rent payment made by Lessee shall be final, and Lessee shall not seek to recover all or any part of any such payment for any reason whatsoever. The foregoing provisions of this Section 22 shall in no event limit Lessee's ability to seek recovery by independent legal action against Lessor with respect to any breach by Lessor of its obligations under this Lease.

            SECTION 23. FURTHER ASSURANCES, ETC.

                    (a) FURTHER ASSURANCES. Without limiting the other obligations and liabilities of Lessee under this Agreement and the other Operative Documents, Lessee agrees to promptly and duly execute and deliver to Lessor such further documents and assurances and take such further action as Lessor may from time to time reasonably request in order to effectively carry out the intent and purpose of this Agreement and the other Operative Documents and to establish, perfect and protect the rights and remedies created or intended to be created in favor of Lessor or any other Person hereunder and thereunder, including, without limitation, (x) any explanations, clarifications or translations (into English) requested by Lessor relating to the information required to be provided by Lessee under
Section 6(c), and (y) the execution and delivery of supplements or amendments hereto, in recordable form, rendering subject to this Agreement any Replacement Engine and the recording or filing of counterparts hereof or thereof or of other appropriate materials, in accordance with the laws of such jurisdictions as Lessor may from time to time reasonably deem advisable.

                    (b) LESSOR'S PERFORMANCE OF LESSEE'S OBLIGATIONS. If Lessee fails to make any payment of Rent or fails to perform or comply with any agreement, covenant or obligation contained herein or in any other Operative Document, Lessor shall have the right, but not the obligation, at its election and without waiver of any of its rights or remedies against Lessee, to perform or comply with such covenant, agreement or obligation and/or pay such amount, and the amount of such payment and any Expenses incurred by Lessor in connection with such payment

                                                               [Lease Agreement]

or the performance of or compliance with such agreement, covenant or obligation, as the case may be, together with interest at the Past Due Rate, shall be payable by Lessee to Lessor upon demand as Supplemental Rent. The taking of any action by Lessor pursuant to this Section 23(b) shall not constitute a waiver or release of any obligation of Lessee hereunder nor a waiver of any Default which may arise out of Lessee's nonperformance of such obligation, nor an election or waiver by Lessor of any right or remedy available to Lessor under or in relation to this Agreement.

                    (c) NO IMPLIED WAIVERS; RIGHTS CUMULATIVE.

                             (i) No failure on the part of Lessor to exercise
                    and no delay in exercising any right, power, remedy or privilege under any Operative Document or provided by statute or at law or in equity or otherwise shall impair, prejudice or constitute a waiver of any such right, power, remedy or privilege or be construed as a waiver of any Event of Default or as an acquiescence thereto, nor shall any single or partial exercise of any such right, power, remedy or privilege impair, prejudice or preclude any other or further exercise thereof or the exercise of any other right, power, remedy or privilege. No acceptance of partial payment or performance shall, whether or not expressly stated, be or be deemed to be a waiver of any Event of Default then existing or a waiver or release of full payment and performance. No notice to or demand on Lessee shall in any case entitle Lessee to any other or further notice or demand in other or similar circumstances or constitute a waiver of the right of Lessor to any other or further action in any circumstances without notice or demand.

                             (ii) Nothing contained in any Operative Document
                    shall be construed to limit in any way any right, power, remedy or privilege of Lessor hereunder or under any Operative Document or now or hereafter existing at law or in equity. Each and every right, power, remedy and privilege of Lessor under the Operative Documents (x) shall be in addition to and not in limitation of, or in substitution for, any other right, power, remedy or privilege under any Operative Document or at law or in equity, (y) may be exercised from time to time or simultaneously and as often and in such order as may be deemed expedient by Lessor and
                    (z) shall be cumulative and not mutually exclusive, and the exercise of one shall not be deemed a waiver of the right to exercise any other.

                             (iii) Lessee hereby agrees and acknowledges that
                    nothing contained herein or in any Operative Document shall be construed to require in any way, Lessor to take any action, upon a Default by Lessee of this Agreement, or a breach by Lessee of any provision of any Operative Document, to limit the damages suffered by Lessor as a result of any such Default or breach as the case may be.

                                                               [Lease Agreement]

                  (d) WARRANTIES. Lessor agrees that it will assign to Lessee, for the duration of the Lease Tenn so long as no Event of Default shall have occurred and be continuing, the benefit of any assignable warranties (including, without limitation, any repair warranties on any Engines or Parts) from the Airframe Manufacturer, Engine Manufacturer or manufacturer or supplier of any Part for which Lessor has an interest (but only to the extent of such interest).

          SECTION 24. CONFIDENTIALITY. Each of Lessee and Lessor shall keep this Agreement and each other Operative Document, and all terms and provisions hereof and thereof, confidential and shall not disclose, or cause to be disclosed, the same to any Person, without the prior written consent of the other, except (a) to prospective and permitted transferees of Lessor's or Lessee's interests or their respective counsel or special counsel, certified public accountants, independent insurance brokers or other agents, (b) in connection with any administration or enforcement of any provisions of this Agreement or any other Operative Document by Lessor or Lessee, (c) to its Affiliates, (d) to its advisors, insurance brokers and accountants, (e) to creditors of either Lessee or Lessor, (f) to prospective purchasers of stock of Lessee or Aloha Airgroup, Inc., or (g) as may be required by any statute, court or administrative order or decree or governmental ruling or regulation, including insurance regulatory bodies, banking examiners and other government officials; provided, however, that any and all disclosures of all or any part of such documents and provisions which are permitted by this Section 24 shall be made only to the extent necessary to meet the specific requirements or needs of the Persons to whom such disclosures are hereby permitted.

          SECTION 25. GOVERNING LAW AND JURISDICTION.

                  (a) GOVERNING LAW. THIS AGREEMENT AND EACH OTHER OPERATIVE DOCUMENT, UNLESS OTHERWISE EXPRESSLY PROVIDED THEREIN, SHALL IN ALL RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK.

                  (b) NONEXCLUSIVE JURISDICTION IN NEW YORK. Each of Lessor and Lessee hereby irrevocably consents that any legal action or proceeding against it or any of its assets arising out of or relating to this Agreement or any other Operative Document may be brought in any jurisdiction where it or any of its assets may be found and in the courts of the State of New York and U.S. Federal Courts for the Southern District of New York and by execution and delivery of this Agreement each of Lessor and Lessee hereby irrevocably submits to and accepts with regard to any such action or proceeding, for itself and in respect of its assets, generally and unconditionally, the jurisdiction of the aforesaid courts and irrevocably agrees to be bound by any judgment rendered thereby. Nothing herein shall prevent any party from bringing any legal action or proceeding or obtaining execution of judgment in any other appropriate jurisdiction. Lessee and Lessor further agree that a final judgment in any action or proceeding arising out of

                                                               [Lease Agreement]

or relating to this Agreement or any other Operative Document shall be conclusive and may be enforced in any other jurisdiction by suit on the judgment, a certified or exemplified copy of which shall be conclusive evidence of the fact and the amount of the indebtedness or liability therein described, or in any other manner provided by law. Each of Lessee and Lessor hereby irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any other Operative Document brought in any court in New York, and hereby further irrevocably waives any claim that any such suit, action or proceeding brought in any court in New York has been brought in an inconvenient forum. Lessee shall maintain the process agent specified for it in Section 25(c), or such other Person located within New York as may be acceptable to Lessor, as its. agent for service of process in New York during the Lease Term, at Lessee's sole cost and expense. LESSEE AND LESSOR HEREBY WAIVE TRIAL BY JURY IN ANY JUDICIAL PROCEEDING TO WHICH THEY ARE PARTIES INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER OPERATIVE DOCUMENT.

          SECTION 26. MISCELLANEOUS.

                   (a) AMENDMENTS. No provision of this Agreement or any other Operative Document may be amended, changed, waived or discharged orally, but only by an instrument in writing specifying the provision intended to be amended, changed, waived or discharged and signed by each party hereto or thereto; and no provision of this Agreement or any other Operative Document shall be varied, contradicted or explained by any oral agreement, course of dealing or performance or other matter not specifically set forth in an agreement in writing and signed by each party hereto or thereto.

                   (b) SEVERABILITY. If any provision hereof or of any Operative Document should be held invalid, illegal or unenforceable in any respect in any jurisdiction, then, to the extent permitted by law (i) all other provisions hereof or thereof shall remain in full force and effect in such jurisdiction and (ii) such invalidity, illegality or unenforceability shall not affect the validity, legality or enforceability of such provision in any other jurisdiction.

                   (c) COUNTERPARTS. This Agreement, any Operative Document and any amendments, waivers, consents or supplements hereto or thereto may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, and all of which counterparts, taken together, shall constitute one and the same instrument.

                   (d) CHATTEL PAPER. To the extent, if any, that this Agreement constitutes chattel paper (as defined in the Uniform Commercial Code in effect from time to time in any applicable jurisdiction) no security interest in this Agreement may be created through the transfer or possession of any counterpart other than the original executed counterpart, which shall be

                                                               [Lease Agreement]

identified as the counterpart containing the receipt therefor executed by Lessor on the signature page thereof.

                     (e) TIME OF THE ESSENCE. Subject to the periods of grace referred to in Section 19, time shall be of the essence as regards the performance by Lessee of its obligations under this Agreement and each other Operative Document.

                     (f) Notices. All notices, requests and other communications to Lessee, Lessor or any other Person hereunder or under any other Operative Document shall be in writing (for this purpose, "writing" includes telecopy or similar electronic transmissions), shall refer specifically to this Agreement or such other Operative Document, as the case may be, and shall be personally delivered or sent by telecopy or other similar electronic facsimile transmission, or sent by overnight courier service (e.g., Federal Express), in each case to the respective address and telecopy number, if any, specified in Schedule 3 or such other address or telecopy number as such Person may hereafter specify by notice to the other party or to the parties hereto. Each such notice, request or other communication shall be effective when received or, if by telecopier or other similar electronic transmission, when "confirmed" by the sending telecopy or similar machine and written evidence of such confirmation is produced by such machine, provided that any such notice by telecopy so "confirmed" after 6:00 p.m., for the recipient, shall be effective on the next succeeding local Business Day.

                     (g) ENTIRE AGREEMENT. This Agreement constitutes the entire agreement between the parties concerning the subject matter hereof, and supersedes all previous proposals, agreements, understandings, negotiations and other written and oral communications in relation hereto. The parties acknowledge that there have been no representations, warranties, promises, guarantees or agreements, express or implied, except as set forth herein.

                     (h) TRUE LEASE. Lessee and Lessor agree that this Lease is to be treated as a true operating lease for federal income tax purposes, that Lessor is the owner of the Aircraft for federal income tax purposes and all other purposes and that the interest of Lessee in the Aircraft is that of a lessee only.

                                   *    *    *

                                                              [Lease Agreement]

         IN WITNESS WHEREOF, Lessee and Lessor have caused this Agreement to be executed by their respective officers as of the day and year first above written.

                              FIRST SECURITY BANK, NATIONAL
                              ASSOCIATION, not in its individual capacity, but solely as Owner Trustee,
                                          Lessor



                              By: /s/ Val T. Orton
                                  ---------------------------------------------
                              Title: VICE PRESIDENT
                                     ------------------------------------------



                              ALOHA AIRLINES, INC.,
                                          Lessee



                              By:
                                  ---------------------------------------------
                              Title:
                                     ------------------------------------------

                              By:
                                  ---------------------------------------------
                              Title:
                                     ------------------------------------------

                                                              [Lease Agreement]

         IN WITNESS WHEREOF, Lessee and Lessor have caused this Agreement to be executed by their respective officers as of the day and year first above written.

                              FIRST SECURITY BANK, NATIONAL
                              ASSOCIATION, not in its individual capacity, but solely as Owner Trustee,
                                          Lessor



                              By:
                                  ---------------------------------------------
                              Title:
                                     ------------------------------------------



                              ALOHA AIRLINES, INC.,
                                          Lessee



                              By: /s/ Brenda F. Cutwright
                                  ---------------------------------------------
                              Title: SR. VICE PRESIDENT FINANCE &
                                           PLANNING AND CFO
                                     ------------------------------------------


                              By: /s/ Owen Sekimura
                                  ---------------------------------------------
                              Title: STAFF VICE PRESIDENT - FINANCE
                                            & CONTROLLER
                                     ------------------------------------------

                                                              [Lease Agreement]

                                                               Exhibit A-1 to
                                                               Lease Agreement

                       TECHNICAL ACCEPTANCE CERTIFICATE

         Lessee hereby acknowledges to Lessor, in accordance with the terms and conditions of the Lease Agreement, dated as of June 1, 1998 (the "LEASE"), between First Security Bank, National Association, not individually but solely as Owner Trustee, and Aloha Airlines, Inc., that the following Aircraft meets the delivery conditions specified in the Lease and that we accept the condition of the Aircraft for all purposes of the Lease (subject to the provisions of Section 2(b)(ii) of the Lease).

Aircraft:

Registration Mark:     N827AL
Manufacturer's Serial Number:     23913

with two installed JT8D-9A engines, Engine Manufacturer's Serial Numbers:

Position 1:     __________
Position 2:     __________










                                     A-1-1

                                                             [Lease Agreement]

        IN WITNESS WHEREOF, Lessor and Lessee have each caused this receipt to be duly executed on the above date.

                              FIRST SECURITY BANK, NATIONAL
                              ASSOCIATION, not in its individual capacity, but solely as Owner Trustee, as Lessor



                              By:
                                  ---------------------------------------------
                              Title:
                                     ------------------------------------------



                              ALOHA AIRLINES, INC.,
                                       as Lessee



                              By:
                                  ---------------------------------------------
                              Title:
                                     ------------------------------------------


                              By:
                                  ---------------------------------------------
                              Title:
                                     ------------------------------------------

                                      A-1-2

                                                             [Lease Agreement]


                                                             Exhibit A-2 to
                                                             Lease Agreement

                        FINAL ACCEPTANCE CERTIFICATE

         Lessee hereby acknowledges to Lessor, in accordance with the terms and conditions of the Lease Agreement, dated as of June 1, 1998 (the "LEASE"), between First Security Bank, National Association, not individually but solely as Owner Trustee, and Aloha Airlines, Inc., that the following Aircraft meets the delivery conditions specified in the Lease and that we accept the condition of the Aircraft for all purposes of the Lease (subject to the provisions of Section 2(b)(ii) of the Lease).

Aircraft:

Registration Mark:     N827AL
Manufacturer's Serial Number:     23913

with two installed JT8D-9A engines, Engine Manufacturer's Serial Numbers:

Position 1:     __________
Position 2:     __________

                                     A-2-1

                                                              [Lease Agreement]

         IN WITNESS WHEREOF, Lessor and Lessee have each caused this receipt to be duly executed on the above date.

                              FIRST SECURITY BANK, NATIONAL
                              ASSOCIATION, not in its individual capacity, but solely as Owner Trustee, as Lessor



                              By:
                                  ---------------------------------------------
                              Title:
                                     ------------------------------------------



                              ALOHA AIRLINES, INC.,
                                       as Lessee



                              By:
                                  ---------------------------------------------
                              Title:
                                     ------------------------------------------


                              By:
                                  ---------------------------------------------
                              Title:
                                     ------------------------------------------

                                      A-2-2

                                                                                  [Lease
                                                                                  Agreement]
                                                                                  Exhibit B to
                                                                                  Lease Agreement

                                                  BASIC RENT

  BASIC RENT DATE             RENT PAYMENT              BASIC RENT DATE              RENT PAYMENT
     19-Jul-98                 $25,000.00                   19-Sep-02                $135,888.00
     19-Jul-98                 $25,000.00                   19-Oct-02                $135,888.00
     19-Aug-98                 $25,000.00                   19-Nov-02                $135,888.00
     19-Sep-98                $135,888.00                   19-Dec-02                $135,888.00
     19-Oct-98                $135,888.00                   19-Jan-03                $135,888.00
     19-Nov-98                $135,888.00                   19-Feb-03                $135,888.00
     19-Dec-98                $135,888.00                   19-Mar-03                $135,888.00
     19-Jan-99                $135,888.00                   19-Apr-03                $135,888.00
     19-Feb-99                $135,888.00                   19-May-03                $135,888.00
     19-Mar-99                $135,888.00                   19-Jun-03                $135,888.00
     19-Apr-99                $135,888.00                   19-Jul-03                $135,888.00
     19-May-99                $135,888.00                   19-Aug-03                $135,888.00
     19-Jun-99                $135,888.00                   19-Sep-03                $135,888.00
     19-Jul-99                $135,888.00                   19-Oct-03                $135,888.00
     19-Aug-99                $135,888.00                   19-Nov-03                $135,888.00
     19-Sep-99                $135,888.00                   19-Dec-03                $135,888.00
     19-Oct-99                $135,888.00                   19-Jan-04                $135,888.00
     19-Nov-99                $135,888.00                   19-Feb-04                $135,888.00
     19-Dec-99                $135,888.00                   19-Mar-04                $135,888.00
     19-Jan-00                $135,888.00                   19-Apr-04                $135,888.00
     19-Feb-00                $135,888.00                   19-May-04                $135,888.00
     19-Mar-00                $135,888.00                   19-Jun-04                $135,888.00
     19-Apr-00                $135,888.00                   19-Jul-04                $135,888.00
     19-May-00                $135,888.00                   19-Aug-04                $135,888.00
     19-Jun-00                $135,888.00                   19-Sep-04                $135,888.00
     19-Jul-00                $135,888.00                   19-Oct-04                $135,888.00
     19-Aug-00                $135,888.00                   19-Nov-04                $135,888.00
     19-Sep-00                $135,888.00                   19-Dec-04                $135,888.00
     19-Oct-00                $135,888.00                   19-Jan-05                $135,888.00
     19-Nov-00                $135,888.00                   19-Feb-05                $135,888.00
     19-Dec-00                $135,888.00                   19-Mar-05                $135,888.00
     19-Jan-01                $135,888.00                   19-Apr-05                $135,888.00
     19-Feb-01                $135,888.00                   19-May-05                $135,888.00
     19-Mar-01                $135,888.00                   19-Jun-05                $135,888.00
     19-Apr-01                $135,888.00                   19-Jul-05                $135,888.00
     19-May-01                $135,888.00                   19-Aug-05                $135,888.00
     19-Jun-01                $135,888.00                   19-Sep-05                $135,888.00
     19-Jul-01                $135,888.00                   19-Oct-05                $135,888.00
     19-Aug-01                $135,888.00                   19-Nov-05                $135,888.00
     19-Sep-01                $135,888.00                   19-Dec-05                $135,888.00
     19-Oct-01                $135,888.00                   19-Jan-06                $135,888.00
     19-Nov-01                $135,888.00                   19-Feb-06                $135,888.00
     19-Dec-01                $135,888.00                   19-Mar-06                $135,888.00
     19-Jan-02                $135,888.00                   19-Apr-06                $135,888.00
     19-Feb-02                $135,888.00                   19-May-06                $135,888.00

                                       B-1

     19-Mar-02                $135,888.00                   19-Jun-06                $135,888.00
     19-Apr-02                $135,888.00                   19-Jul-06                $135,888.00
     19-May-02                $135,888.00                   19-Aug-06                $135,888.00
     19-Jun-02                $135,888.00                   19-Sep-06                $135,888.00
     19-Jul-02                $135,888.00                   19-Oct-06                $135,888.00
     19-Aug-02                $135,888.00                   19-Nov-06                $135,888.00


                                                               [Lease Agreement]

                                                                 Exhibit C to
                                                                 Lease Agreement

                             FINANCIAL REQUIREMENTS

          In the event Lessee fails to meet the Minimum Fixed Charge Coverage Ratio set forth below (the "Financial Requirement") set forth in this Exhibit C (such failure, a "Credit Event"), Lessee shall increase the Initial Security Deposit by the amount calculated pursuant to this Exhibit C (in no event shall such amount be less than USD two hundred fifty thousand ($250,000), plus an adjustment for the Aircraft's then current condition and half-time) (the "Adjustment Amount") as security that Lessee shall perform its obligations as stipulated in-the Lease (the amount available under the Letter of Credit being referred to hereinafter as the "Security Deposit"). The Adjustment Amount shall be calculated based on the maintenance status of each Engine on the date of the occurrence of the applicable Credit Event and shall be recalculated for any Replacement Engine which is provided after the occurrence and during the continuance of such (or a subsequent) Credit Event. The Adjustment Amount shall equal the sum of (I) $50,000 in respect of the Airframe (the "Airframe Adjustment") plus (II) $75 per Engine per Engine Cycle or Engine Flight Hour, whichever is more limiting, for which such Engine is below "half-time," which shall be calculated as Lessee's then current time between engine overhauls (ESV2s) (based on an average over the last three (3) years), and converting such time to an equivalent amount of Engine Cycles or Engine Flight Hours, as applicable, based on Lessee's then current utilization (based on an average over the last three (3) years); provided, however, if the Aircraft is in a block D Check structural inspection program at the time of the occurrence of the applicable Credit Event, then the Airframe Adjustment shall equal $75 per Aircraft Flight Hour or Airframe Cycle, whichever is more limiting, for which the Airframe is below "half time" to its next scheduled "D" Check. The Security Deposit may be reduced following the occurrence of a Credit Event, if either
(i) Lessee demonstrates renewed compliance with the Financial Requirements (in which case the Security Deposit shall be reduced to USD two hundred fifty thousand ($250,000)) or (ii) the physical condition of an Engine or, if the Aircraft is on a block D Check structural inspection program, the Airframe has been restored (in which case the Security Deposit shall be reduced as follows). In the event that Lessee at its sole cost and expense (A) restores the physical condition of an Engine to the condition required by Schedule 5 hereto the Adjustment Amount portion of the Security Deposit applicable to such Engine shall be subtracted from the Security Deposit; provided, that, if the condition of such Engine deteriorates below "half-time" during the continuance of the applicable Credit Event, Lessee again shall increase the Security Deposit by the original Adjustment Amount calculated for such Engine and (B) if the Aircraft is on a block D Check structural inspection program, performs a D Check on the Airframe, the Airframe Adjustment shall be subtracted from the Security Deposit; provided, that, if the condition of the Airframe deteriorates below "half time" during the continuance of the applicable Credit Event, Lessee shall increase the Security Deposit by the original Airframe Adjustment.

                                                               [Lease Agreement]

          MINIMUM FIXED CHARGE COVERAGE RATIO. The Consolidated Group shall at all times maintain a minimum Fixed Charge Coverage Ratio of not less than 1.05 to 1.

          For purposes of this Exhibit C, the following terms shall have the following meanings:

          "CAPITAL LEASE" means any lease of any property (whether real, personal or mixed) which, in conformity with generally accepted accounting principles, is or should be accounted for as a Capital Lease on a balance sheet.

          "CASH FLOW" means, with respect to the Consolidated Group, the sum of
(a) the net income of the Consolidate Group (excluding non-recurring gains and losses), PLUS (b) the sum of the following, to the extent deducted in determining net income: (i) depreciation and amortization allowances, (ii) interest expense (including payments in kind and imputed interest on Capital Leases), and (iii) deferred taxes, and less (c) the change in the excess of non-cash current assets over current liabilities (other than those pertaining to unearned transportation revenue and payment of principal, interest or taxes) calculated on a rolling four quarters basis and computed at the end of each fiscal quarter.

          "CONSOLIDATED GROUP" means Aloha Airgroup, Inc., a Hawaii corporation, Aloha Airlines, Inc., a Delaware corporation and Aloha IslandAir, Inc., a Delaware corporation.

          "DEBT SERVICE" means the sum of regularly scheduled principal payments, interest payments, payments under Capital Leases and dividends declared and payable (if permitted under the provisions of this Agreement) made by the Lessee, or by the Lessee's parent on a consolidated basis, calculated on a rolling four quarters basis and computed at the end of each fiscal quarter.

          "FIXED CHARGE COVERAIZE RATIO" means, with respect to the Consolidated Group, Cash Flow divided by Debt Service.

                                                               [Lease Agreement]

                                                               Exhibit D to
                                                               Lease Agreement
                                                               (MSN 23913)

                          FORM OF LEASE SUPPLEMENT NO. [___]

          THIS LEASE SUPPLEMENT NO. [___], dated [_________], (this "LEASE SUPPLEMENT"), is entered into between Aloha Airlines, Inc., a Delaware corporation having its principal place of business at 371 Aokea Street, Honolulu, Hawaii 96819 ("LESSEE") and First Security Bank, National Association, not individually but solely as trustee under that certain Trust Agreement dated as of June 1, 1998 between itself and Sanwa Business Credit Corporation ("Lessor").

                                   WITNESSETH:

          WHEREAS, Lessor and Lessee have heretofore entered into that certain Lease Agreement dated as of June 1, 1998 (the "Lease"), which provides for the execution and, delivery from time to time of Lease Supplements (this and all other capitalized terms used but not defined herein shall have the respective meanings, and shall be interpreted and construed in the manner set forth or incorporated by reference in Section 1 of the Lease) substantially in the form hereof for the purpose of leasing the Aircraft under the Lease as and when delivered by Lessor to Lessee in accordance with the terms thereof; [and]

          (1)WHEREAS, the Lease relates to the airframe and engines described below, and a counterpart of the Lease is attached to and made a part of this Lease Supplement; [and]

          This Lease Supplement No. [___] has been executed in several counterparts. To the extent, if any, that this Lease Supplement No. [___] constitutes chattel paper (as such term is defined in the Uniform Commercial Code as in effect in any applicable jurisdiction), no security interest in this Lease Supplement No. [___] may be created through the transfer or possession of any counterpart other than the original executed counterpart containing the receipt therefor executed by Lessor or, if Lessor has assigned its rights to any Person in accordance with the Lease Agreement, such Person on the signature page thereof.


-------------------------------
(1)This language for Lease Supplement No. 1.

                                                               [Lease Agreement]

          (2)The Lease relates to the Airframe and Engines described below, and a counterpart of the Lease, attached and made a party of Lease Supplement No. 1 dated __________, to the Lease Agreement, has been recorded by the Federal Aviation Administration on __________, as one document and assigned Conveyance No. __________.

                                   AGREEMENT:

           NOW, THEREFORE, in consideration of the foregoing premises, and for other good and valuable consideration the adequacy of receipt of which is hereby acknowledged, and pursuant to Section [2] [13(c)] [___] of the Lease, Lessor and Lessee hereby agree as follows:

           (3)[1. Lessor hereby delivers and leases to Lessee, and Lessee hereby accepts and leases from Lessor, under the Lease as hereby supplemented, the Boeing Model B737-200 aircraft (the "AIRCRAFT"), which consists of the following components:

   (a) Airframe: Registration Mark N827AL; Manufacturer's Serial Number 23913;

   (b) Two Pratt & Whitney JT8D-9A Engines, initially installed on such airframe at delivery to Lessee, bearing Engine Manufacturer's Serial Numbers P707437 and P707445;

   (c) Garrett GT CP85-129 APU bearing Manufacturer's Serial Number 50220; and

   (d) Landing Gear bearing the respective Part and Serial Numbers listed below:

       Left Main (Part No. 65-73761-83): MC03085P1581
       Right Main (Part No. 65-73761-84): MC03086P1581
       Nose (Part No. 65-73762-5): T2241-P1581

   (e) Lease Expiry Date:__________.

           2. The "DELIVERY DATE" for all purposes of the Lease is the date set forth in the opening paragraph of this Lease Supplement.

           3. The Lease Term shall commence on the Delivery Date.


----------------------------------
(2)This language for other Lease Supplements.

(3)This language for Lease Supplement No. 1.

                                                               [Lease Agreement]

           4. Lessee hereby confirms its agreement to pay Rent throughout the Lease Term in the amounts, to the Persons and otherwise in accordance with the provisions of Section 3 of the Lease and in accordance with the other provisions of the Lease and the other Operative Documents.

           5. Lessee hereby confirms to Lessor that Lessee has accepted the Aircraft for all purposes hereof and of the Lease and the other Operative Documents.]

           [1. The following-described property has been installed on and made a part of the Aircraft and is the property of Lessor and is hereby made subject to the Lease:

[Describe property]

           [6.][2.] A number of counterparts of this Lease Supplement have been executed, each of which shall be deemed an original and all of which together shall constitute but one and the same agreement. To the extent, if any, that this Lease Supplement constitutes chattel paper (as defined in the Uniform Commercial Code) no security interest in this Lease Supplement may be created through the transfer or possession of any counterpart other than the original executed counterpart, which shall be identified as the counterpart containing the receipt therefor executed by Lessor or, if Lessor has assigned its rights to any Person in accordance with the Lease, such Person on the signature page thereof.

           [7.][3.] All of the provisions of the Lease are hereby incorporated by reference in this Lease Supplement on and as of the date of this Lease Supplement, to the same extent as if fully set forth herein.

           [8.][4.] THIS LEASE SUPPLEMENT SHALL IN ALL RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                                                             [Lease Agreement]

         IN WITNESS WHEREOF, Lessor and Lessee have caused this Lease Supplement No. [_____] to be duly executed on and as of the day and year first above written.

                              FIRST SECURITY BANK, NATIONAL
                              ASSOCIATION, not in its individual capacity, but solely as Owner Trustee, Lessor



                              By:
                                  ---------------------------------------------
                              Title:
                                     ------------------------------------------



                              ALOHA AIRLINES, INC., as Lessee



                              By:
                                  ---------------------------------------------
                              Title:
                                     ------------------------------------------


                              By:
                                  ---------------------------------------------
                              Title:
                                     ------------------------------------------


              [THIS COUNTERPART IS NOT THE ORIGINAL COUNTERPART.]


[RECEIPT OF THIS ORIGINAL COUNTERPART OF THE FOREGOING LEASE SUPPLEMENT NO. [_____] IS HEREBY ACKNOWLEDGED ON THIS _____ DAY OF _______________, 199__.]

FIRST SECURITY BANK, NATIONAL
ASSOCIATION, not in its individual capacity, but solely as Owner Trustee, Lessor




By:
   -------------------------------------------
Title:
      ----------------------------------------

                                                              [Lease Agreement]

                                                               Exhibit F to
                                                               Lease Agreement
                                                               (MSN 23913)

                            INSURANCE REQUIREMENTS

                  (a) At all times during the Lease Term, and until the Aircraft is returned to Lessor in the condition and manner required by this Agreement, Lessee shall maintain or cause to be maintained with respect to the Aircraft, at its own expense, comprehensive airline liability (including, without limitation, third-party and passenger, bodily injury, property damage, product liability, cargo, mail, baggage (checked and unchecked), premises and hangar keepers' liability) insurance (exclusive of the Airframe and/or Engine Manufacturer's product liability insurance), (i) in an amount not less than the greater of (y) the amounts of comprehensive airline liability insurance from time to time applicable to aircraft owned or leased and operated by Lessee of the same type as the Aircraft and (z) $350,000,000,
(ii) of the type and covering the same risks usually carried by air carriers owning or operating similar aircraft and engines and covering risks of the kind customarily insured against by such air carriers, (iii) with insurers of recognized reputation and responsibility reasonably acceptable to Lessor and
(iv) that names each Indemnified Party as an additional insured and otherwise complies with the requirements set forth in, and is consistent with the issuance of a valid certificate of insurance and a report of the Insurance Broker.

                  (b) INSURANCE AGAINST EXPENSE OR DAMAGE TO THE AIRCRAFT. At all times during the Lease Term, and until the Aircraft is returned to Lessor in the condition and manner required by this Agreement, Lessee shall maintain or cause to be maintained, with respect to the Aircraft, at its own expense, all-risk aircraft hull insurance covering the Aircraft, all-risk property damage insurance covering Engines and Parts while temporarily removed from the Aircraft and all-risk spares insurance (i) for an agreed value not less than the Stipulated Loss Value for the Aircraft in respect of all-risk hull insurance, (ii) for the full replacement value, in respect of all-risk property damage insurance, (iii) of the type and covering the same risks usually carried by air carriers owning or operating similar aircraft and engines and covering risks of the kind customarily insured against by such air carriers, (iv) confirming that the insurers shall not be entitled to replace the Aircraft or Airframe upon the occurrence of an Event of Loss with respect thereto, (v) with insurers of recognized reputation and responsibility reasonably acceptable to Lessor and (vi) that, except with respect to partial losses of less than $500,000, names Lessor as the sole loss payee up to the Stipulated Loss Value and otherwise complies with the requirements set forth in, and is consistent with the requirements of Section 15 of the Lease and this Exhibit F and otherwise in form and substance reasonably satisfactory to Lessor. Lessee agrees that it will not settle any claim with respect to the insurances provided hereunder without the consent of Lessor (which consent shall not be unreasonably withheld); provided that, so long as no Event of

                                                               [Lease Agreement]

Default shall have occurred and be continuing, such consent shall not be required in respect of claims which do not exceed $500,000.

                  (c) WAR-RISK, HIJACKING AND RELATED PERILS INSURANCE. At all times during the Lease Term, and until the Aircraft is returned to Lessor in the condition and manner required by this Agreement, and, for liability coverage, Lessee shall maintain or cause to be maintained, with respect to the Aircraft, at its own expense, worldwide (subject to standard insurance market geographical limits) coverage of war-risk, hijacking and related perils insurance of the type and in substantially the amounts carried by air carriers operating the same or comparable models of aircraft in such areas
(i) in no event in an amount less than (x) $350,000,000 with respect to liability coverage and (y) the Stipulated Loss Value with respect to hull coverage and (z) full replacement value with respect to property damage coverage, (ii) in any event, covering the perils of (u) war, invasion, acts of foreign enemies, hostilities (whether war be declared or not), civil war, rebellion, revolution, insurrection, martial law, military or usurped power or attempts at usurpation of power, (v) strikes, riots, civil commotions or labor disturbances, (w) any act of one or more Persons, whether or not agents of a sovereign power, for political or terrorist purposes and whether the loss or damage resulting therefrom is accidental or intentional, (x) any malicious act or act of sabotage, (y) confiscation, nationalization, seizure, restraint, detention, appropriation, requisition for title or use by or under the order of any government (other than the government of the State of Registration) (whether civil, military or de facto) or public or local authority, and (z) hijacking, or any unlawful seizure or wrongful exercise of control of any aircraft or crew in flight (including any attempt at such seizure or control) made by any Person or Persons on board any aircraft acting without the consent of the insured (including if committed by Persons engaged in a program of irregular warfare for terrorist purposes), (iii) with insurers of recognized reputation and responsibility reasonably acceptable to Lessor and (iv) except with respect to partial losses of less than $500,000 that names each Indemnified Party as an additional insured with respect to liability insurance and, for hull coverage only, names Lessor or its designee as the sole loss payee up to the Stipulated Loss Value and otherwise complies with the requirements set forth in, and is consistent with the requirements of Section 15 of the lease and this Exhibit F. Lessee agrees that it will not settle any claim with respect to the insurances provided hereunder without the consent of Lessor (which consent shall not be unreasonably withheld); provided that, so long as no Event of Default shall have occurred and be continuing, such consent shall not be required in respect of claims which do not exceed $500,000.

                  (d) Comprehensive airline liability, aircraft third party, contractual liability (as per endorsement), property damage, passenger, baggage, cargo and mail and airline general third party (including products) legal liability for a Combined Single Limit (Bodily Injury/Property Damage) of an amount not less than U.S. $350,000,000 for the time being any one occurrence. War and Allied Risks are also to be covered under this Policy to the same extent as set forth above.

                                                              [Lease Agreement]

                   (e) All required insurance (as specified in paragraphs (a), (b), (c) and (d) above), shall:

                   (i)       in the case of the insurance required by paragraph
                             (a), name each Indemnified Party as additional assureds for their respective rights and interests, warranted, each as to itself only, no operational interest;

                   (ii)      in the case of the insurance required by paragraph
                             (b), provide that any loss shall be settled with the Lessee and shall for amounts in excess of $500,000 up to the Stipulated Loss Value be payable in Dollars to the Lessor as Loss Payee; provided, that, all amounts up to the Stipulated Loss Value shall be payable to Lessor in the case of a total loss;

                  (iii)     in the case of the insurance required by paragraph
                            (a), include a Severability of Interest Clause which provides that the insurance shall operate to give each assured the same protection as if there were a separate policy issued to each assured;

                   (iv)     in the case of the insurance required by paragraph
                            (a), contain a provision confirming that the policy is primary without right of contribution and the liability of the insurers shall not be affected by any other insurance of which any Indemnified Party or Lessee have the benefit so as to reduce the amount payable to the Additional Insureds under such policies;

                   (v)       in the case of the insurance required by paragraph
                             (b) contain a 50/50% clause per AVS 103 or its equivalent;

                   (vi) shall provide that in respect of the respective interests of each Indemnified Party in such policies the insurance shall not be invalidated or impaired by any action or inaction of Lessee or any other Indemnified Party and shall insure the respective interests of each Indemnified Party, as they appear, regardless of any breach or violation of any warranty, declaration or condition contained in such policies by Lessee or by any other Person;

                   (vii) be in accordance with normal industry practice of organizations operating similar aircraft in similar circumstances;

                   (viii)   provide coverage denominated in Dollars;

                   (ix) acknowledge the insurer is aware of the Lease and that the Aircraft is owned by Lessor;

                                                              [Lease Agreement]

                  (x) provide that the insurers shall hold harmless and waive any rights of recourse and/or subrogation against each Indemnified Party;

                  (xi) provide that an Indemnified Party shall have no obligation or responsibility for the payment of any premiums due (but reserve the right to pay the same should any of them elect so to do) and that the insurers will not exercise any right of set-off or counter-claim in respect of any premium due against the respective interests of an Indemnified Party;

                  (xii) provide that the Insurances shall continue unaltered for the benefit of each Indemnified Party for at least thirty (30) days after written notice by registered mail or telex of any cancellation, changes, event of nonpayment of premium or installment thereof shall have been sent to Lessor, except in the case of war risks for which seven (7) days will be given, or in the case of war between the five great powers or nuclear peril for which termination is automatic;

                  (xiii)   in the case of the insurance required by paragraph
                           (a), accept and insure the indemnity provisions of the Lease (Section 15(c)) to the extent of the risks covered by the policies; and

                  (xiv) contain an initial term of at least twelve (12) months and it (or any replacement policy) shall at all times have a remaining term of at least one (1) month in regard to all required insurance.

                                                              [Lease Agreement]

                                                            Exhibit G to
                                                            Lease Agreement
                                                            (MSN 23913)

                            [INTENTIONALLY RESERVED]

                      EXHIBIT H - FORM OF LETTER OF CREDIT








                       PLEASE REFER TO DOCUMENT NUMBER 1.3

                                                              [Lease Agreement]
                                                            Exhibit I to
                                                            Lease Agreement
                                                            (MSN 23913)

Approved Maintenance Performers

Santa Barbara Aerospace
495-B South Fairview Avenue
Santa Barbara, CA 93117

Air New Zealand
Engineering Services
Christchurch, New Zealand

Dalfort Corporation
7701 Lemmon Avenue
Dallas, TX 75209

Tramco
11323 30th Avenue West
Everett, WA 98204

The Dee Howard
9610 John Saunders Road
San Antonio, Texas 78216

Sparr Aviation
P.O. Box 9664
Edmonton, Alberta, Canada T5J2T2

                                                                     EXHIBIT J

                                                                          CHAR
                                                                      SAKAMOTO
                                                                     ISHII LUM
                                                                       & CHING
                                                              ----------------
                                                              ATTORNEYS AT LAW



June 17, 1998

FIRST SECURITY BANK, NATIONAL
ASSOCIATION, not individually,
but solely as trustee under
that certain Trust Agreement
dated as of June 1, 1998
79 South Main Street
Salt Lake City, Utah 84111

Sanwa Business Credit Corporation
One South Wacker Drive
Chicago, Illinois 60606-4614

Re: The LEASE AGREEMENT dated as of June 1, 1998 ("Lease Agreement") between FIRST SECURITY BANK, NATIONAL ASSOCIATION, not individually, but solely as trustee under that certain Trust Agreement dated as of June 1, 1998 between itself and SANWA BUSINESS CREDIT CORPORATION ("Lessor") and ALOHA AIRLINES, INC. ("Lessee") relating to one (1) The Boeing Company 737-200ADV Model Aircraft bearing manufacturer's serial no. 23913 and U.S. registration no. N827AL, together with two (2) Pratt & Whitney JTSD-9 Model Engines, bearing manufacturer's serial nos. 707437 and 707445 (the "Aircraft").

Gentlemen:

We are counsel to Aloha Airlines, Inc.

You have asked us to render an opinion in connection with the transactions governed by the following documents:

             1.       Lease Agreement;

             2. Lease Supplement No. 1 executed pursuant to the Lease Agreement; and

             3.       Delivery Receipt executed pursuant to the Lease Agreement.

Documents 1 and 2 listed above may be collectively referred to as the "Lease Documents." Documents 1, 2 and 3 listed above may be collectively referred to as the "Operative Documents."

Except as otherwise expressly stated herein, words and expressions used herein shall bear the same meanings as defined in the Operative Documents.

In rendering the opinions expressed below, we have examined the (a) the Operative Documents, (b) the Certificate of Incorporation

                                                                          CHAR
                                                                      SAKAMOTO
                                                                     ISHII LUM
                                                                       & CHING
                                                              ----------------
                                                              ATTORNEYS AT LAW
First Security Bank, National Association, Trustee
Sanwa Business Credit Corporation
June 17, 1998
Page -2-



and By-Laws of Lessee, (c) certain certificates executed by officers of Lessee, and (d) other documents, in our judgment and to our knowledge, necessary or appropriate to examine to enable us to give the opinions expressed below.

Having reviewed the foregoing described documents, and having regard to the relevant laws of the State of Hawaii, the United States of America, and the general corporate laws of the State of Delaware it is our opinion that:

A. Lessee (i) is duly organized under the laws of the State of Delaware; (ii) to our knowledge without any inquiry except review of a Certificate dated May 19, 1998 issued by the State of Delaware Office of the Secretary of State, is validly existing in good standing under the laws of the State of Delaware; (iii) to our knowledge without any inquiry except review of a Certificate of Good Standing dated May, 19, 1998 issued by the State of Hawaii Department of Commerce and Consumer Affairs, is registered and is in good standing to do business in the State of Hawaii as a foreign corporation; (iv) to our knowledge and without any inquiry except review of a certification as to the following provided by Lessee, is qualified to do business in all other jurisdictions in which the nature of its business or its properties requires it to be qualified; (v) has full power to carry on its business as it is now being conducted and to enter into, legally bind itself by, and perform its obligations under the Lease Documents and
      (vi) to our knowledge and without any inquiry except review of a certification as to the following provided by Lessee, has complied with all material statutory and other requirements relative to its businesses;

B. All consents, resolutions and authorizations necessary under applicable law or as required pursuant to the charter documents (including the Certificate of Incorporation and By-Laws) of Lessee in order for Lessee to enter into the Lease Documents and to lease the Aircraft in accordance with the terms and conditions of the Lease Documents have been obtained, and (ii) no further consents or authorizations are necessary under applicable law or are required pursuant to the charter documents (including the Certificate of Incorporation and By-Laws) of Lessee for the lease of the Aircraft by Lessee pursuant to the provisions of the Lease Documents and for the performance by Lessee of all of its obligations pursuant to the provisions of the Lease Documents; and to our knowledge and without any inquiry except review of a certification as to the following

                                                                          CHAR
                                                                      SAKAMOTO
                                                                     ISHII LUM
                                                                       & CHING
                                                              ----------------
                                                              ATTORNEYS AT LAW
First Security Bank, National Association, Trustee
Sanwa Business Credit Corporation
June 17, 1998
Page -3-



      provided by Lessee, (y) all other consents, resolutions and authorizations necessary or advisable in order for Lessee to enter into the Lease Documents and to lease the Aircraft in accordance with the terms and conditions of the Lease Documents have been obtained, and (z) no other consents or authorizations are necessary for the lease of the Aircraft by Lessee pursuant to the provisions of the Lease Documents and for the performance by Lessee of all of its obligations pursuant to the provisions of the Lease Documents;

C.    The Lease Documents have been duly authorized, executed and delivered and
      (i) constitute valid and binding obligations of Lessee, enforceable against Lessee in accordance with their respective terms and (ii) are in full force and effect;

D. The execution and delivery of and the performance of the provisions of the Lease Documents and of the transactions contemplated thereby do not contravene any of the charter documents (including the Certificate of Incorporation and By-Laws) of Lessee or in any material respect any applicable law or regulation; and to our knowledge and without any inquiry except review of a certification as to the following provided by Lessee, the execution and delivery of and the performance of the provisions of the Lease Documents and of the transactions contemplated thereby do not contravene in any material respect any applicable decree, order, permit or contractual or other restriction now existing and binding on Lessee or on any of the properties of Lessee;

E. To our knowledge and without inquiry except review of certifications as to the following provided by Lessee, there are no (i) outstanding judgments against Lessee and (ii) actions, claims, suits or proceedings pending or threatened against or affecting Lessee or any of its properties before any court, board of arbitration or administrative agency which might result in an material adverse change in the business or condition (financial or otherwise) of Lessee (except as disclosed by Lessee in writing to you);

F. To our knowledge and without inquiry except review of a certifications as to the following provided by Lessee, Lessee is not in default under any agreement to which it is a party or by which it may be bound, nor it is in default of any kind in respect of any financial commitment or obligation which could have a material adverse effect on the ability of Lessee to perform its obligations under the Operative Documents nor is there any fact which by giving of

                                                                          CHAR
                                                                      SAKAMOTO
                                                                     ISHII LUM
                                                                       & CHING
                                                              ----------------
                                                              ATTORNEYS AT LAW
First Security Bank, National Association, Trustee
Sanwa Business Credit Corporation
June 17, 1998
Page -4-



      notice or by lapse of time or otherwise might constitute such default by Lessee;

G. Except for the filing of appropriate financing statements (UCC-1s) in the State of Hawaii and State of Delaware, and the filing of the Lease Documents with the Federal Aviation administration, no further actions are necessary to record or perfect Lessor's interest in the Lease Agreement in the United States or in the State of Hawaii or State of Delaware;

H. To our knowledge and without inquiry except review of a certification as to the following provided by Lessee, Lessee holds an air carrier operating certificate issued by the United States Secretary of Transportation pursuant to Chapter 447 of Title 49 of the United States Code.

I. Subject to the qualification in paragraph H above, in the event that Lessee files a petition for relief under Chapter 11 of the United States Bankruptcy Code, as amended, or has such a petition filed against it, Lessor will be entitled to the rights allowed by the applicable bankruptcy or federal court to a "lessor" under the provisions of Section 1110(a)(1) of Title 11 of the United States Code.

The opinions expressed above are qualified to the extent that:

1. We are members of the Bar of the State of Hawaii and do not hold ourselves out as being conversant with, and express no opinion as to, the laws of any jurisdiction other than those of the State of Hawaii, the United States of America, and the general corporate laws of the State of Delaware.

2. The opinions expressed herein are solely for your benefit and may not be relied upon in any manner or for any purpose by any other person.

3. In conducting our examination, we have assumed the genuineness of all signatures (other than the signatures of Lessee), the correctness of all certificates, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as certified or photostatic copies and the authenticity of the originals of such copies, and the accuracy and completeness of all records made available to us by Lessee. In making our examination of documents and instruments, we have assumed that each party to such documents and instruments (other than Lessee and its

                                                                          CHAR
                                                                      SAKAMOTO
                                                                     ISHII LUM
                                                                       & CHING
                                                              ----------------
                                                              ATTORNEYS AT LAW
First Security Bank, National Association, Trustee
Sanwa Business Credit Corporation
June 17, 1998
Page -5-



      affiliates) has: (i) the power and capacity to enter into and perform all its obligations under such documents and instruments, (ii) duly authorized all requisite action with respect to such documents and instruments, and
      (iii) duly executed and delivered such documents and instruments.

4. The opinions expressed above are qualified to the extent that (i) enforceability of the Operative Documents and transactions contemplated thereby may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws of general application from time to time affecting the rights of creditors, lessors and secured parties generally and providing relief for debtors; and (ii) a particular court may refuse to grant certain equitable or legal remedies, including without limiting the generality of the foregoing, specific performance or foreclosure, with respect to the enforcement of any provisions of the Operative Documents.

5. This opinion letter is limited to the matters stated herein and no opinion may be implied or inferred beyond the matters expressly stated herein.

6. The opinions given herein are as of the date hereof and we assume no obligation to update or supplement such opinions to reflect any facts or circumstances which may hereafter come to our attention or any changes in law which may hereafter occur.

Very truly yours,

CHAR SAKAMOTO ISHII LUM & CHING

/s/ Elizabeth Ann Ishii

Elizabeth Ann Ishii
Melissa T. Pavlicek

CC:     Ms. Brenda F. Cutwright
        Mr. James M. King
        Mr. Timothy Ng

                                                                       EXHIBIT K

                              LYTLE SOULE & CURLEE

                           A PROFESSIONAL CORPORATION
                              EST. JANUARY 1, 1902
JAMES C. CHANDLER            ATTORNEYS & COUNSELORS
DONALD K. FUNNELL           1200 ROBINSON RENAISSANCE          ROY C. LYTLE (1982)
G. DAVID ROSS                  119 NORTH ROBINSON              EDWARD E. SOULE (1984)
JOHN W. MEE, JR.           OKLAHOMA CITY, OKLAHOMA 73102       WILLIAM D. CURLEE (1992)
GORDON D. RYAN                PHONE (405) 235-7471
PATRICIA J. HANSON             FAX (405) 232-3852
   -----                     E-MAIL@lytlesoule.com
DON W. DANZ
TEENA P. DUNN

                                June 23, 1998

         Re Boeing model 737-209 aircraft with manufacturer's serial number 23913 and United States nationality and registration marks N827AL (the "Aircraft")

Aloha Airlines, Inc.
371 Aokea Place
Honolulu, Hawaii 96820

First Security Bank, National
Association, as Owner Trustee
79 South Main Street
Salt Lake City, Utah 84111

Sanwa Business Credit Corporation
One South Wacker Drive
Chicago, Illinois 60606

Ladies and Gentlemen:

                  This letter confirms that we filed the following described instruments with the Federal Aviation Administration (the "FAA") today at the respective times noted below:

         (a) AC Form 8050-2 Aircraft Bill of Sale dated June 19, 1998 (the "FAA Bill of Sale") by Airlease Industries Limited to First Security Bank, National Association, as Owner Trustee (the "Owner Trustee"), under the Trust Agreement dated as of June 1, 1998 (the "Trust Agreement") with Sanwa Business Credit Corporation as Owner Participant, covering the Aircraft was filed at 3:11 P.M., C.D.T.;

         (b) AC Form 8050-1 Aircraft Registration Application by the Owner Trustee covering the Aircraft, to which was attached the Affidavit of the Owner Trustee required by

                   Section 47.7(c)(2)(iii) of Part 47 of the Federal Aviation Regulations, and the Trust Agreement were filed at 3:11 P.M., C.D.T.; and

          (c) Lease Agreement dated as ofJune 1, 1998 (the "Lease") between the Owner Trustee as lessor and Aloha Airlines, Inc. as lessee (the "Lessee"), to which was attached Lease Supplement No. 1 dated June 19, 1998 (the "Lease Supplement") covering the Aircraft and the Pratt & Whitney model JT8D-9A aircraft engines with manufacturer's serial numbers P707437 and P707445 (the "Engines"), was filed at 3:11 P.M., C.D.T.

                  Based upon our examination of the above described instruments and of such records of the FAA as we deemed necessary to express the following opinion and as were made available to us by the FAA, it is our opinion that:

          (a) the FAA Bill of Sale and the Lease with the Lease Supplement attached are in due form for recording and have been duly filed for recordation with the FAA pursuant to and in accordance with the provisions of Title 49 of the United States Code (the "Transportation Code");

          (b) legal title to the Aircraft is vested in the Owner Trustee and all instruments necessary to cause the FAA in due course to issue to the Owner Trustee a Certificate of Aircraft Registration covering the Aircraft have been duly filed with the FAA pursuant to and in accordance with the provisions of the Transportation Code;

          (c) the Aircraft and the Engines are free and clear of all Liens (as such term is defined in the Lease) except such as are created by the Lease, as supplemented by the Lease Supplement;

          (d) the rights of the Owner Trustee and the Lessee under the Lease, as supplemented by the Lease Supplement, with respect to the Aircraft and the Engines are perfected; and

          (e) no authorization, approval, consent, license or order of, or registration or filing with, or the giving of no notice to the FAA Aircraft Registry is required for the valid authorization, delivery or performance of the Trust Agreement, the Lease, or the Lease Supplement, except for such authorizations, approvals, consents, licenses, orders, registrations and notices as have been effected.

                  No opinion is herein expressed as to: (i) laws other than the federal laws of the United States; or (ii) the record status of the Aircraft prior to the commencement of its United States registration. Since our examination was limited to records maintained by the FAA Aircraft Registry, our opinion does not cover liens which are perfected without the filing of notice thereof with the

FAA, such as federal tax liens, liens arising under Section 1368(a) of Title 29 of the United States Code and possessory artisans' liens, and was subject to the accuracy of FAA personnel in the filing, indexing and recording of instruments filed with the FAA and in the search for encumbrance crossreference index cards for the Engines. In rendering this opinion we have relied upon the opinion of the Aeronautical Center Counsel dated June 3, 1998 (a copy of which is attached hereto) and upon the past practice. of the FAA which is consistent with said opinion. Further, said opinion is satisfactory as to form and scope and you and we are justified in relying thereon.

                                                     Very truly yours,

                                                     /s/ Patricia J. Hanson
                                                     ----------------------
                                                     Patricia J. Hanson

[LOGO]

U.S. DEPARTMENT                      Mike Monroney                     P.O. Box 25082
OF TRANSPORTATION                  Aeronautical Center               Oklahoma City, Oklahoma 73125

FEDERAL AVIATION
ADMINISTRATION

June 3, 1998

Patricia J. Hanson, Esq.
Lytle, Soule and Curlee
1200 Robinson Renaissance
119 North Robinson
Oklahoma City, OK 73102

Dear Ms. Hanson:

                                 Aircraft N827AL

As requested in your letter of June 2, 1998, this office has reviewed the Trust Agreement and Affidavit submitted to support registration of the above referenced aircraft in the Owner Trustees pursuant to 14 CFR 47.7(c).

You have requested our opinion as to whether:

    1.  The referenced aircraft is eligible for registration under 49 U.S.C.
        Section 44102, in the name of the Owner Trustee upon the filing of the above described instruments, along with appropriate evidence of ownership and an Aircraft Registration Application form;

    2. The form of the Trust Agreement satisfies the requirements of Section 47.7(c)(2)(i) of the Federal Aviation Regulations (FAR) (14 CFR 47.7(c)(2)(i)); and

    3. The form of the Affidavit of Citizenship of the Owner Trustees, satisfies the requirements of Section 47.7(c)(2)(iii) of the FAR (14 CFR 47.7(c)(2)(iii)).

Based on our review of the documents described above it is our opinion that:

    1. The referenced aircraft is eligible for registration in the name of First Security Bank, N.A., as Owner Trustee, provided there is sufficient evidence of ownership;

    2. The form of the Trust Agreement meets the requirements of Section 47.7(c)(2)(i) of the FAR; and

    3. The form of the Affidavit of Citizenship of the Owner Trustee, meets the requirements of Section 47.7(c)(2)(iii) of the FAR.

As reflected in the Trust Agreement, the Original Owner Participant, Sanwa Business Credit Corporation, a Delaware corporation, empowers the Owner Trustee, First Security Bank, N.A., to hold the Trust Estate for the use and benefit of the Original Owner Participant, and to make application for registration. (Reference Sections 2.02 and 3.01(f) of the Trust Agreement) We note that the Trust Agreement provides that the Owner Trustee shall be free of any kind of influence or control whatsoever by the Beneficiary. (Reference
Section 12.02(b)) Additionally, the Owner Trustee may be removed, but only for cause. (Reference Section 9. 01(a))

Based on our review, it appears that the Trust Agreement meets the requirements of 14 CFR 47.7(c)(2)(i) and the Owner Trustee's Affidavit of Citizenship meets the requirements of 14 CFR 47.7(c)(2)(iii), and we so determine.

Your submission of these documents will support registration in the name of First Security Bank, N.A., as Owner Trustee, provided there is suitable evidence of ownership.

Sincerely,

Joseph R. Standell
Assistant Chief Counsel
Aeronautical Center


By:  /s/  Alonso J. Rodriguez
     -------------------------
     Alonso J. Rodriguez
     General Attorney

                                                             [Lease Agreement]

                                                                Exhibit L to
                                                                Lease Agreement
                                                                (MSN 23913)

                       FORM OF AIRCRAFT STATUS REPORT
            REPORT FOR THE CALENDAR MONTH ENDED ________________,

Aircraft Type: B737-200                                       Actual Registration:
Lessor: BANK, not in its individual capacity,                 Manufacturer Serial Number: 23913
            but solely as Owner Trustee


AIRFRAME                                    DURING PERIOD              SINCE NEW                       SINCE C/D
--------                                    -------------              ---------                       ----------
Flight Hours:                               ______________             ______________                  ______________
Cycles:                                     ______________             ______________                  ______________

ORIGINAL ENGINES
----------------

                                                              POSITION 1                         POSITION 2
                                                              ----------                         ----------
Serial Number of Original Engine:                             __________                         __________
Location of Original Engine:                                  __________                         __________
Flight Hours Since New:                                       __________                         __________
Cycles Since New:                                             __________                         __________
Flight Hours During Period:                                   __________                         __________
Cycles During Period:                                         __________                         __________
Flight Hours Since Last Shop Visit:                           __________                         __________
Cycles Since Last Shop Visit:                                 __________                         __________
Engine Cycle Limit:                                           __________                         __________
Cycles Remaining for Limit:                                   __________                         __________
Serial Number of Engine Installed:                            __________                         __________

LANDING GEAR
------------

                                            During Period              Since New                 Since Overhaul
                                            -------------              ---------                 --------------
Landing Gear Cycles:                        _____________               _____________            _______________

ORIGINAL APU


Serial Number of Original APU:                     ________________

                                       L-1




                                                             [Lease Agreement]
Location of Original APU:
Flight Hours                                      ________________
During Period:
Flight Cycles During                              ________________
Period:
Flight Hours Since Last Shop                      ________________
Visit:
Cycles Since Last Shop Visit:                     ________________
Serial Number of APU Installed:                   ________________

TECHNICAL ACTIVITY
------------------

Engine/APU Removals (if any):________________

                                                                       Off               On
                                                                       ---               --
Serial Number:                                                         __________        __________
Date:                                                                  __________        __________
Flight Hours Since New:                                                __________        __________
Flight Cycles Since New:                                               __________        __________
Reason:
___________________________________________________________________________________________________
___________________________________________________________________________________________________


DESCRIBE ANY REPAIRS, MODIFICATIONS, INCIDENTS OR ACCIDENTS TO
--------------------------------------------------------------
AIRCRAFT DURING PERIOD
----------------------

 We certify that the above information is true, correct and complete as of the date hereof, _________________, 19__.

                                    ALOHA AIRLINES, INC.

                                     By: _________________________________
                                     Title: ______________________________

                                     By: _________________________________
                                     Title: ______________________________

                                                               [Lease Agreement]

                                                                 Exhibit M to
                                                                 Lease Agreement
                                                                 (MSN 23913)

                         TERMS OF HUSH KITTING FINANCING

           (A) The cost of the hush kitting shall not be incurred by Lessor prior to July 30, 2000.

           (B) The maximum amount to be financed by the Owner Participant shall be US$1,000,000 (provided that, if the cost of such hush kitting is in excess of $1,000,000, the Owner Participant shall request an increase in its commitment from Owner Participant's Credit Committee).

           (C) There shall remain at least 36 months of the Lease Term from the time of the hush kit installation; provided, if less than 36 months remain (and Lessee wishes to obtain financing pursuant to this Exhibit M), at the option of Lessor, Lessee shall extend the Lease Term, in increments of not less than one (1) year, as required to ensure that there are at least 36 months remaining on the Lease Term at the end of the hush kit installation; PROVIDED, HOWEVER, during the remainder of the Lease Term or extended Lease Term, each payment of Basic Rent shall be increased by an amount equal to 2.5% of the acquisition cost of the hush kits; PROVIDED, FURTHER, however, if there remain less than 36 months of the Lease Term from the time hush kit installation is required, Lessee shall have the option to put the Aircraft in the condition required by the Return Conditions and return the Aircraft to Lessor (without the hush kits financed or installed) and pay Lessor the then present value of the remaining Basic Rent due Lessor (discounted at 6% per annum) as if the Lease would have continued through the Lease Term.

           (D) In the event that Lessor is not willing to finance the full cost of the hush kitting and Lessee elects to pay the difference between Lessor's financing amount and the full cost of hush kitting (the "Lessee Cost"), Lessor, on Return of the Aircraft to Lessor, shall repay to Lessee the difference between (i) Lessee's Cost (up to a maximum of $1,000,000) minus (ii) 1/84th of Lessee's Cost for each month of the Lease Term between the installation of the hush kit and the Return of the Aircraft.

           (E) If the Lease Tenn is extended pursuant to clause (C) above, all of the per Hour/Cycle adjustment amounts in
                    Section 7(d)(ii) and Schedule 5 shall be increased by 3% per annum (adjusted for the number of months of the extension) to account for such extension.

                                                               [Lease Agreement]

                                                               Schedule 1 to
                                                               Lease Agreement
                                                               (MSN 23913)

                             PERMITTED JURISDICTIONS

Anywhere in the world, other than (1) those areas excluded pursuant to
Section 15(1) of the Lease Agreement, (2) Afghanistan, Chad, Ethiopia, Iran, Iraq, Lebanon, Libya, Mali, Niger, Nigeria, Pakistan, Somalia, Sudan, Syria, Yemen (North and South), Yugoslavia (as was) and Zaire and (3) any other jurisdiction that shall become subject to a U.S. or United Nations sanction or prohibition.

                                    Sch. 1-1

                                                               [Lease Agreement]

                                                               Schedule 2 to
                                                               Lease Agreement
                                                               (MSN 23913)

                               DELIVERY CONDITIONS

The Aircraft shall be delivered by Lessor to Lessee with all items of equipment, Engines, APU's, systems and appliances fully functional and operating in accordance with manufacturer specifications. At the time of delivery, the Aircraft shall conform to the following standards:

A. The Aircraft shall be delivered in AS-IS, WHERE-IS condition and shall have completed its C Check and shall be within a mutually acceptable tolerance of half-time remaining prior to the next structural inspection (D Check or equivalent). Lessee shall be permitted to observe such C Check on a non-interference basis with the current operator's activities.

B. Any materially adverse deviations from Boeing MPD tasks shall be brought into compliance with the MPD prior to delivery.

C. The Aircraft shall be delivered with a valid and current Transport Category Airworthiness Certificate issued by the Malaysian Aviation Authority. The aircraft shall be delivered with a current and valid Malaysian Export Certificate of Airworthiness. The Aircraft shall be accompanied by its respective complete documentation, manuals and records (in the English language), as set forth on Attachment 2 hereto, and shall have been maintained in accordance with FAR Part 121 or its equivalent

D. The Aircraft shall have all temporary repairs replaced by permanent repairs or with continued repetitive inspections per the manufacturer's repair manual. The Aircraft shall be free of significant dents, abrasions and loose or pulled rivets which are not acceptable to OEM maintenance, overall manuals including OEM/FAA bulletins and notices.

E. There shall be no evidence of untreated, improperly treated or noticeable corrosion. All CPCP inspections will be current and up to date, in accordance with manufacturer specifications and Aviation Authority requirements. Lessor will ensure that the current operator will open areas of the Aircraft upon reasonable request of Lessee.

F. The Aircraft shall be in compliance with all Malaysian Department of Civil Aviation (MDCA) requirements for operation as a transport category aircraft and all Aviation

                                    Sch. 2-1

                                                               [Lease Agreement]

          Authority airworthiness directives ("AD's") and SBs that are issued prior to the Delivery Date and are applicable to the Aircraft, without special deferment, exemption or Alternate Means of Compliance
          (AMOC), with terminating action accomplished for all AD's and SBs which require that the terminating action be accomplished prior to the Delivery Date. The Aircraft shall conform to its Type Certificate Data Sheet. All major modifications and repairs accomplished on the Aircraft shall have been performed in accordance with FAA or MDCA approved data that is to be redelivered with the Aircraft Records.

G. There shall be no open, outstanding, or deferred maintenance items, scheduled or unscheduled, routine or non-routine, against the Aircraft. Minor non-airworthiness cabin defects shall be mutually considered and accepted.

H. The Aircraft shall be clean, cosmetically acceptable, all compartments reasonably free of foreign objects, accumulated dirt, grime, grease and liquids, and be prepared for immediate placement into commercial service. Any deterioration of paint or other protective coatings due to leakage, impact damage or other presence of foreign materials or liquids shall be repaired and replaced per manufacturer specifications.

I Each Engine shall be delivered in serviceable condition with maintenance records that meet all Aviation Authority or MDCA requirements.

J. Each Engine shall have at least 6000 Airframe Cycles remaining until next scheduled Shopvisit based upon disk life limits or other hard-time requirements per Transmile's MDCA approved list.

K. Each Engine shall pass power assurance performance tests without operational limitations in accordance with the manufacturer's maintenance manual. The Aircraft and its Engine's shall be capable of certificated full rated performance without limitations throughout the entire operating envelope as defined by the Aviation Authority approved Aircraft Flight Manual.

L. Each Engine shall pass a complete video boroscope inspection, conducted by Lessor or its designee, of all accessible Engine sections (accessible whether by borescope port or other means) in accordance with manufacturer specifications.

M. No Engine shall be on engineering watch or on a reduced interval inspection of any nature that could lead to premature removal of the Engine. If Engine historical records, engine power assurance runs, boroscope inspection or trend monitoring date indicate a level of performance deterioration or oil consumption, or acceleration in performance deterioration or oil consumption, which based on Transmile's or manufacturer's specifications and/or experience (including Transmile's or industry mean time to first

                                    Sch. 2-2

                                                               [Lease Agreement]

          Shopvisit and mean time between Shopvisits) would require shop maintenance to be performed prior to delivery, Transmile shall correct or cause to be corrected, such conditions as necessary to rectify all Engine performance parameters in accordance with manufacturer specifications.

N. All Landing Gear, at a minimum, shall have not less than 50% of their normal overhaul interval remaining before next scheduled overhaul. Landing Gear components will have "back-to-birth" documentation per FAA requirements and Lessor shall replace certain un serialized parts that are hard timed in the Lessee's maintenance program.

O. The APU shall be delivered "as is, where is" in serviceable condition. Lessor shall ensure that MSN P35990 is installed at Delivery.

P. The Components that are controlled by calendar time, Airframe Flight Hours or Airframe Cycles shall be delivered "as is, where is" and in serviceable condition. All such Components shall be supported by maintenance records which satisfy all Aviation Authority requirements (including records of last overhaul for those items requiring to be overhauled per Seller's maintenance program and/or per the Boeing
          MPD).

Q. Complete and current maintenance records (to be specified during the drafting of final documents) which comply with all Aviation Authority or MDCA requirements shall be delivered with the Aircraft. Maintenance records required to be maintained by the Aviation Authority shall be in the English language and include complete documentation for all airworthiness directives, life limited parts (including back-to-birth records for all internal engine life limited parts) and major repairs and alterations in accordance with Aviation Authority requirements. For each AD that is applicable to the Aircraft, the records shall include the current status of the Aircraft, the date of compliance, and the method of compliance with appropriate supporting documentation. Any deficiencies with Aviation Authority requirements are to be corrected prior to delivery of the Aircraft at Seller's cost.

R. Any manufacturer no-charge service bulletin parts which Seller has received but not installed for the Aircraft shall be delivered to Purchaser with the Aircraft.

S. All windows shall be free of delamination, blemishes, and crazing that is beyond maintenance manual limits.

T. All doors shall be free moving, correctly rigged and fitted with serviceable seals.

U. All ceiling, sidewall and bulkhead panels shall be clean and free from significant or unserviceable damage. All seats shall be serviceable and in fair overall condition.

                                    Sch. 2-3

                                                               [Lease Agreement]

V. All flight control surfaces and wing leading edges shall be free from damage that is beyond serviceable limits.

W. All cargo compartment floor, sidewall and ceiling panels shall be in serviceable condition in accordance with Boeing maintenance manual limits.

X. The entire fuselage, vertical stabilizer including wing to body fairings, Engine cowls and wheel well doors shall have any identifying marks or designators removed or painted-out in a workman-like manner.

Y. BRIDGING MAINTENANCE WORK. As an incentive for Lessee to enter into the Lease, Lessor shall provide Lessee with up to Two Hundred Forty-Two Thousand Dollars ($242,000) to reimburse Lessee for one-half (1/2) Lessee's costs incurred to complete certain bridging maintenance work (the "Bridging Maintenance Work"). Such incentives shall be provided by Lessor to Lessee upon Delivery of the Aircraft (the "Incentives").

                             (A) Lessor shall reimburse Lessee for one-half
                    (1/2) of Lessee's costs associated with accomplishing airframe bridging maintenance work on the Aircraft;

                             (B) Lessor shall reimburse Lessee for one-half
                    (1/2) of Lessee's costs associated with accomplishing miscellaneous other bridging maintenance work, including, without limitation, relative to hard time components on the Aircraft;

                             (C) Lessor shall reimburse Lessee for one-half
                    (1/2) of Lessee's costs associated with painting the Aircraft's, exterior;

                             (D) Lessor shall reimburse Lessee for one-half
                    (1/2) of Lessee's costs associated with acquisition and installation of a DFDR on the Aircraft compatible with Lessee's existing fleet. Notwithstanding the actual costs of such acquisition and installation, upon installation the DFDR will be considered part of the Aircraft and Lessor's property;

                             (E) Lessor shall reimburse Lessee one-half (1/2) of
                    for Lessee's costs associated with acquisition and installation of a TCAS on the Aircraft. Notwithstanding the actual costs of such acquisition and installation, upon installation TCAS will be considered part of the Aircraft and Lessor's property; and

                             (F) Lessor shall reimburse Lessee for one-half
                    (1/2) of Lessee's costs associated with acquisition and installation of windshear detection equipment on

                                    Sch. 2-4

                                                               [Lease Agreement]

                    the Aircraft compatible with Lessee's existing fleet. Notwithstanding the actual costs of such acquisition and installation, upon installation such windshear detection equipment will be considered part of the Aircraft and Lessor's property.

           Lessee shall provide invoices, or other evidence, reasonably satisfactory to Lessor, for the work accomplished in relation to the above incentives subsequent to completion of such work.

Z. Following completion of the Bridging Maintenance Work, Lessee and Lessor shall execute a certificate (the "Bridging Certificate") noting thereon the amounts paid to Lessee by Lessor pursuant to clauses (A), (B) and (C) of Paragraph Y of this Schedule 2 (the "Repayment Amount") by virtue of the Bridging Maintenance Work.

AA. On the Delivery Date, the Aircraft shall be in the same condition, ordinary wear and tear, and any damage which occurs during the Ferry Flight excepted, as at the time of Lessee's inspection of the Aircraft.











                                    Sch. 2-5

                                                               [Lease Agreement]

                                                           Annex A to Schedule 2
                                                           (Delivery Conditions)

                                DELIVERY RECEIPT
                                ----------------

           Lessee hereby accepts and acknowledges receipt from Lessor, in accordance with the terms and conditions of the Lease Agreement (MSN 23913), dated as of June 1, 1998 (the "LEASE"), between FIRST SECURITY BANK, NATIONAL ASSOCIATION, not individually but solely as Owner Trustee, and Aloha Airlines, Inc. of one (1) Boeing Model B737-200.

Aircraft:

Registration Mark: [_____]
Manufacturer's Serial Number: 23913

with two installed JT8D-9A engines, Engine Manufacturer's Serial Numbers:

Position 1: P707437
Position 2: P707445

with the operating times and cycles as accumulated on the Aircraft up to the time of delivery as described in Attachment 1 hereto together with the Aircraft Documentation described in Attachment 2 hereto, in [place] on [Date], at ___/a.m.//p.m./


                                   Sch. 2-A-1

                                                               [Lease Agreement]

               IN WITNESS WHEREOF, Lessor and Lessee have each caused this receipt to be duly executed on the above date.

                              FIRST SECURITY BANK, NATIONAL
                              ASSOCIATION, not in its individual capacity, but solely as Owner Trustee, Lessor


                              By:_____________________________________________
                              Title:__________________________________________


                              ALOHA AIRLINES, INC., as Lessee


                              By:_____________________________________________
                              Title:__________________________________________


                              By:_____________________________________________
                              Title:__________________________________________




                                   Sch. 2-A-2

                                                             [Lease Agreement]

                                                               Attachment 1 to
                                                         Annex A to Schedule 2

                                                         (Delivery Conditions)

                      Aircraft Status As Of __________________

Aircraft Type:             B737-200
Manufacturer Serial/Registration Number: 23913 / [REG#]


AIRFRAME
--------
                                                 During           Since
                                                 Period           New
                                                 ----------       -----------
Airframe Flight Hours:                           __________       ___________
Airframe Cycles:                                 __________       ___________

ENGINES
-------
                                                 Position 1       Position 2
                                                 ----------       -----------
Serial Number of Original Engine*:               __________       ___________
Present Location of Original Engine*:            __________       ___________
Engine Flight Hours Since New:                   __________       ___________
Cycles Since New:                                __________       ___________

Engine Flight Hours Performed
 During Period:                                  __________       ___________

Engine Cycles Flown During Period:               __________       ___________

Date of Last Shop Visit:                         __________       ___________
Engine Flight Hours Since
 Last Shop Visit:                                __________       ___________
Engine Cycles Flown Since
 Last Shop Visit:                                __________       ___________

Serial Number of Installed Engine:               __________       ___________

* or Replacement Engine, if applicable


                                  Sch. 2-A-1-1

                                                               [Lease Agreement]


LANDING GEAR
------------
                                                 During           Since
                                                 Period           New
                                                 ----------       -----------
Main                                             __________       ___________
Main                                             __________       ___________
Nose                                             __________       ___________

APU
---

Serial Number of APU:
Present                                          __________       ___________
Location of APU:                                 __________       ___________
Serial Number of Installed APU:                  __________       ___________

                                                 During           Since
                                                 Period           New
                                                 ----------       -----------
APU Flight Hours (Original APU):                 __________       ___________
APU Cycles (Original APU):                       __________       ___________
Date of Last Shop Visit:                         __________       ___________
APU flight Hours Since
 Last Shop Visit:                                __________       ___________
APU Cycles Since Last Shop Visit:                __________       ___________

TECHNICAL ACTIVITY
------------------

Engine Removals (if any)

Serial Number:                                   __________
Date:                                            __________
Hours:                                           __________
Cycles:                                          __________

Storage Location (if any)                        __________

REASON



MAINTENANCE CHECKS COMPLETED
----------------------------

                     Number          Date            Hours           Cycles
                     ------          ----            -----           ------

                                  Sch. 2-A-1-2

                                                               [Lease Agreement]

-A Check            __________      __________      __________      __________
S-A Check           __________      __________      __________      __________
-C Check            __________      __________      __________      __________
S-C Check           __________      __________      __________      __________
SI Check            __________      __________      __________      __________


NEXT CHECKS DUE
---------------
                     Number (E)      Date (E)        Hours (E)       Cycles Q
                     ----------      ----------      ----------      ----------
-C Check*            __________      __________      __________      __________
S-C Check*           __________      __________      __________      __________
SI Check             __________      __________      __________      __________


  AD's AND SB's INCORPORATED

  Number            Date     Compliance
  -------           -----    ------------











  DESCRIBE ANY REPAIRS. MODIFICATIONS, INCIDENTS OR ACCIDENTS TO
  --------------------------------------------------------------
  AIRCRAFT DURING PERIOD
  ----------------------





                                  Sch. 2-A-1-3

                                                               [Lease Agreement]

                                                 Attachment 2 to Annex A
                                                 to Schedule 2 (Delivery
                                                 Conditions)

                             AIRCRAFT DOCUMENTATION

  A.       Certificates

           1.   Certificate of Airworthiness

           2.   Noise Certificate

           3.   Radio License Certificate

           4.   Export Statement of Airworthiness (on delivery only)

            5. Original Export Certificate of Airworthiness from FAA delivered in connection with original delivery of Aircraft from Boeing

           6.   Certificate of Sanitary Construction of Galleys

  B.       Aircraft Status Records

           1. Technical Log Books

           2. Airframe Maintenance Status Report

           3. Manufacturer's Service Bulletin Status Report

           4. Airworthiness Directive Compliance Report (terminated and repetitive)

           5. Local Modification Status Report List

           6. Last Weighing Report

           7. Last Compass Swing

  C.       Aircraft Maintenance Records

           1. Test Flight Reports

           2. All Boeing "C" Checks and last lower level maintenance check

           3. Work Cards for each C-Check multiple (or segment)

           4. Modification records including accomplishing documents

           5. CPCP compliance report

           6. Aging Aircraft compliance report

  D.       Aircraft History Records

           1. Aircraft Structural Repair History (if applicable)

           2. Service Difficulty Report (if applicable)

           3. Accident or Incident Report (if applicable)

           4. Damage Chart

                                   Sch.2-A-2-1

                                                               [Lease Agreement]

  E.       Engine Records

           1. Log Books

           2. Last overhaul and repair documents for each module

           3. Airworthiness Directive Compliance Report (terminated and repetitive)

           4. Manufacturer's Service Bulletin Status Report

          5. Engine Disk Sheet

          6. Engine Data Submittal Sheet

          7. Condition Monitoring Status Report

  F.       APU Records

          1. Log Book

          2. Last overhaul and repair documents

          3. Manufacturer's Service Bulletin Status Report

  G.      Component Records (including components installed on Engines and APU)

           1. Time Monitored Component Status Report with installed part numbers, serial numbers, remaining hours and cycles (if applicable)

           2. Serviceability tags or back-up documentation for components replaced since delivery from Boeing

           3. Serialized latest shop records on the JAR Form 1, as applicable, including all serviceable tags, release to service, and repair orders detailing maintenance checks, inspections, tests, repairs, replacements, restorations, overhauls, modifications and refurbishments

  H.       Manuals

          1. Airplane Flight Manual

          2. Quick Reference Handbook

          3. Aircraft Operating Manual

          4. Weight and Balance Manual Supplement

          5. Wiring Diagram Manual (microfilm)

          6. Illustrated Parts Catalog (microfilm)

          7. Aircraft Maintenance Manual (microfilm)

          8. CFMI Illustrated Parts Catalog

          9. Systems Schematic Manual

          10. Minimum Equipment List

  I.       Miscellaneous Technical Documents

          1. Maintenance Program Specifications/Requirements/Schedule

          2. Interior Configuration Drawings

          3. Loose Equipment Inventory List

                                  Sch. 2-A-2-2

                                                               [Lease Agreement]

                                                               Schedule 3 to
                                                               Lease Agreement
                                                               (MSN 27833)

                             ADDRESSES AND ACCOUNTS

   LESSEE

   Aloha Airlines, Inc.                            Acct. No.: 01-063820
   P.O. Box 30028                                  First Hawaiian Bank
   Honolulu, Hawaii 96820                          P.O. Box 3200
                                                   Honolulu, Hawaii 96847

   Attention: Senior Vice President Finance -      ABA No.: 121301015
                 Chief Financial Officer

   Facsimile: (808) 833-3100
   Telephone:(808) 836-4245

                                   Sch. 3-1

                                                               [Lease Agreement]

    LESSOR

    First Security Bank, National Association
    79 South Main Street
    Salt Lake City, Utah 84111
    Attn: Corporate Trust Dept.
    Telephone: (801) 246-5300
    Facsimile: (801) 246-5051

    Harris Trust and Savings Bank
    Chicago, Illinois
    ABA #071000288
    Account #401689-5

    with a copy to:

    Sanwa Business Credit Corporation
    One South Wacker Drive
    Chicago, Illinois 60606
    Attn: Aircraft Finance Division
    Telephone: (312) 782-8080
    Facsimile: (312) 853-1458

    Vedder, Price, Kaufman & Kammholz
    222 North LaSalle Street
    Suite 2600
    Chicago, Illinois 60601
    Attn: Dean N. Gerber
    Telephone: (312) 609-7500
    Facsimile: (312) 609-5005

                                    Sch. 3-2

                                                               [Lease Agreement]

                                                                Schedule 4 to
                                                                Lease Agreement
                                                                (MSN 23913)

                             FILINGS AND RECORDINGS

  DOCUMENT                                           AUHORITY
  Lease                                              FAA

  Lease Supplement No. 1                             FAA

  Application for Aircraft Registration              FAA

  UCC-1 Financing Statement                          Hawaii Secretary of State














                                    Sch. 4-1

                                                               [Lease Agreement]

                                                                Schedule 5 to
                                                                Lease Agreement
                                                                (MSN 23913)

                                RETURN CONDITIONS

  The Aircraft shall be returned by Lessee to Lessor with all items of equipment, Engines, APU's, systems and appliances fully functional and operating in accordance with manufacturer specifications. At the time of Return (the "Return Date"), the Aircraft shall conform to the following standards:

  A. The Aircraft shall be delivered in AS-IS, WHERE-IS condition and shall have completed its C Check and shall,

          (i) in the event that immediately prior to Return, the Aircraft is being operated on an Approved Maintenance Program that has incorporated a block D Check, the Aircraft shall have at least twenty-five percent (25%) of time remaining to performance of the next block D Check pursuant to such Approved Maintenance Program; provided, if the Aircraft does not have at least fifty percent (50%) of time remaining to the performance of the next block D Check pursuant to such Approved Maintenance Program, Lessee shall pay Lessor an adjustment amount equal to, the product of (a) the number of Airframe Flight Hours or Airframe Cycles (whichever is applicable and most limiting) by which the Airframe is less than 50% of the interval between D Checks, multiplied by (b) $75; and

          (ii) in the event that immediately prior to Return, the Aircraft is being operated on an Approved Maintenance Program that has incorporated a phased program combining structural inspection required work cards with CPCP required work cards ("Integrated Program"); and if the Aircraft has less than "X" years remaining to the performance of the next structural inspection work card required under the Integrated Program (where "X" equals fifty percent (50%) of the calendar interval for the work card under the Integrated Program that has, as of termination of the Lease, the longest interval of all work cards in the Integrated Program), Aloha shall pay an amount equal to seventy-five dollars ($75.00) per Airframe Cycle or Airframe Flight Hour, whichever is more limiting, for every Airframe Flight Hour or Airframe Cycle, as applicable, that the Airframe is below "X" years to the performance of the next structural inspection work card under the Integrated Program (where the differential between the actual years remaining to the performance of the next structural inspection work card required under the Integrated Program at return and X shall be converted to an equivalent number of Airframe Flight Hours or Airframe Cycles, as applicable, based on Lessee's then current utilization (based on an average over the last three (3)

                                    Sch. 5-1

                                                               [Lease Agreement]

               years)); provided, however, in no event shall the Aircraft be returned with less than one-half (1/2) of "X" remaining until the next structural inspection work card required under the Integrated Program.

B. Any materially adverse deviations from Boeing MPD tasks shall be brought into compliance with the MPD prior to delivery.

C. The Aircraft shall be delivered with a valid and current Transport Category Airworthiness Certificate issued by the Aviation Authority. The Aircraft shall be accompanied by its respective complete documentation, manuals and records (in the English language; provided, however, Lessee shall not be required to translate documentation, manuals and records which were delivered by Lessor in a language other than English), as set forth on Attachment 2 hereto, and shall have been maintained in accordance with FAR Part 121 or its equivalent, including having installed thereon the TCAS and DFDR installed during the Delivery as part of Lessee's Bridging Maintenance Work.

D. The Aircraft shall have all temporary repairs replaced by permanent repairs or with continued repetitive inspections per the manufacturer's repair manual. The Aircraft shall be free of significant dents, abrasions and loose or pulled rivets which are not acceptable to OEM maintenance, overall manuals including OEM/FAA bulletins and notices.

E. There shall be no evidence of untreated, improperly treated or noticeable corrosion. All CPCP inspections will be current and up to date, in accordance with manufacturer specifications and Aviation Authority requirements. Lessor will ensure that the current operator will open areas of the Aircraft that are either (i) ordinarily opened during "C" Checks or (ii) reasonably requested by Lessor based on indicia of damage otherwise found or revealed during Lessor's inspection.

F. The Aircraft shall be in compliance with all Aviation Authority requirements for operation as a transport category aircraft including all Aviation Authority airworthiness directives ("AD's") and SBs that are issued prior to the Return Date and are applicable to the Aircraft, without special deferment, exemption or Alternate Means of Compliance
       (AMOC), with terminating action accomplished for all AD's and Sbs which require that the terminating action be accomplished prior to the Return Date. The Aircraft shall conform to its Type Certificate Data Sheet. All major modifications and repairs accomplished on the Aircraft shall have been performed in accordance with Aviation Authority approved data that is to be redelivered with the Aircraft Records.

G. There shall be no open, outstanding, or deferred maintenance items, scheduled or unscheduled, routine or non-routine, against the Aircraft. Minor non-airworthiness cabin defects shall be mutually considered and accepted.

                                    Sch. 5-2

                                                               [Lease Agreement]

H. The Aircraft shall be clean, cosmetically acceptable, all compartments reasonably free of foreign objects, accumulated dirt, grime, grease and liquids, and be prepared for immediate placement into commercial service. Any deterioration of paint or other protective coatings due to leakage, impact damage or other presence of foreign materials or liquids shall be repaired and replaced per manufacturer specifications.

I. Each Engine shall be delivered in serviceable condition with maintenance records that meet all Aviation Authority requirements.

J. Each Engine shall have at least 6000 Airframe Cycles remaining until next scheduled Shopvisit based upon disk life limits or other hard-time requirements per Lessee's Aviation Authority approved list; provided, however, each Engine may be delivered with less than 6000 Engine Cycles remaining (but in no event less than 2,500 Engine Hours or Cycles remaining, whichever is more limiting) until next scheduled Shopvisit and, under such circumstances, Lessee shall pay to Lessor $75 per Engine Hour or Cycle, as applicable (per Engine) for each Engine Hour or Cycle, as applicable, below 6,000 which such Engine has remaining until next scheduled Shopvisit.

K. Each Engine shall pass power assurance performance tests without operational limitations in accordance with the manufacturer's maintenance manual. The Aircraft and its Engine's shall be capable of certificated full rated performance without limitations throughout the entire operating envelope as defined by the Aviation Authority approved Aircraft Flight Manual.

L. Each Engine shall pass a complete video borescope inspection, conducted by Lessor or its designee, of all accessible Engine sections (accessible whether by borescope port or other means) in accordance with manufacturer specifications which borescope can inspect the C6, C7, C13 and T1 stages, the T1 blades and the burner cans.

M. No Engine shall be on engineering watch or on a reduced interval inspection of any nature that could lead to premature removal of the Engine. If Engine historical records, engine power assurance runs, boroscope inspection or trend monitoring data indicate a level of performance deterioration or oil consumption, or acceleration in performance deterioration or oil consumption, which based on Lessee's or manufacturer's specifications would require shop maintenance to be performed prior to return, Lessee shall correct or cause to be corrected, such conditions as necessary to rectify all Engine performance parameters in accordance with manufacturer specifications. In addition, no Engine, based on Lessee's or, if appropriate Lessee data is unavailable, industry mean time to first Shopvisit and mean time between Shopvisits would require shop maintenance to be performed prior to return.

                                    Sch. 5-3

                                                               [Lease Agreement]

N. All Landing Gear, at a minimum, shall have not less than 50% of their normal overhaul interval remaining before next scheduled overhaul; provided, however, each Landing Gear may be delivered with less than 50% of its normal overhaul remaining (but in no event less than 2,500 Airframe Hours or Cycles, whichever is more limiting remaining until overhaul) before next scheduled overhaul and, under such circumstances Lessee shall pay to Lessor $6 (in the case of either main landing gear) or $5 (in the case of the nose landing gear) per Airframe Hour or Cycle, as applicable for each Airframe Hour or Cycle, as applicable, below 50% of Lessee's the current overhaul interval, which such Landing Gear has remaining until next scheduled overhaul. Landing Gear components will have "back-to-birth" documentation per FAA requirements and Lessee shall replace certain un-serialized parts that are hard timed in the Lessee's maintenance program.

0.     The APU shall be delivered "as is, where is" in serviceable condition.

P. The Components that are controlled by calendar time, Airframe Flight Hours or Airframe Cycles shall be delivered "as is, where is" and in serviceable condition. All such Components shall be supported by maintenance records which satisfy all Aviation Authority requirements (including records of last overhaul for those items requiring to be overhauled per Lessee's maintenance program and/or per the Boeing MPD).

Q. Complete and current maintenance records (to be specified during the drafting of final documents) which comply with all Aviation Authority requirements shall be delivered with the Aircraft. Maintenance records required to be maintained by the Aviation Authority shall be in the English language and include complete documentation for all airworthiness directives, life limited parts (including back-to-birth records for all internal engine life limited parts) and major repairs and alterations in accordance with Aviation Authority requirements. For each AD that is applicable to the Aircraft, the records shall include the current status of the Aircraft, the date of compliance, and the method of compliance with appropriate supporting documentation. Any deficiencies with Aviation Authority requirements are to be corrected prior to delivery of the Aircraft at Lessee's cost.

R. Any manufacturer no-charge service bulletin parts which Lessee has received but not installed for the Aircraft shall be delivered to Purchaser with the Aircraft.

S. All windows shall be free of delamination, blemishes, and crazing that is beyond maintenance manual limits.

T. All doors shall be free moving, correctly rigged and fitted with serviceable seals.

                                    Sch. 5-4

                            LEASE SUPPLEMENT NO. 1

         THIS LEASE SUPPLEMENT NO. 1, dated June 19, 1998, (this "LEASE SUPPLEMENT"), is entered into between Aloha Airlines, Inc., a Delaware corporation having its principal place of business at 371 Aokea Street, Honolulu, Hawaii 96819 ("LESSEE") and First Security Bank, National Association, not individually but solely as trustee under that certain Trust Agreement dated as of June 1, 1998 between itself and Sanwa Business Credit Corporation ("LESSOR").

                                  WITNESSETH:

         WHEREAS, Lessor and Lessee have heretofore entered into that certain Lease Agreement dated as of June 1, 1998 (the "LEASE"), which provides for the execution and delivery from time to time of Lease Supplements (this and all other capitalized terms used but not defined herein shall have the respective meanings, and shall be interpreted and construed in the manner set forth or incorporated by reference in Section 1 of the Lease) substantially in the form hereof for the purpose of leasing the Aircraft under the Lease as and when delivered by Lessor to Lessee in accordance with the terms thereof; and

         WHEREAS, the Lease relates to the airframe and engines described below, and a counterpart of the Lease is attached to and, made a part of this Lease Supplement; and

         This Lease Supplement No. 1 has been executed in several counterparts. To the extent, if any, that this Lease Supplement No. 1 constitutes chattel paper (as such term is defined in the Uniform Commercial Code as in effect in any applicable jurisdiction), no security interest in this Lease Supplement No. 1 may be created through the transfer or possession of any counterpart other than the original executed counterpart containing the receipt therefor executed by Lessor or, if Lessor has assigned its rights to any Person in accordance with the Lease Agreement, such Person on the signature page thereof.

                                  AGREEMENT:

         NOW, THEREFORE, in consideration of the foregoing premises, and for other good and valuable consideration the adequacy of receipt of which is hereby acknowledged, and pursuant to the Lease, Lessor and Lessee hereby agree as follows:

         1 . Lessor hereby delivers and leases to Lessee, and Lessee hereby accepts and leases from Lessor, under the Lease as hereby supplemented, the Boeing Model B737-200 aircraft (the "AIRCRAFT"), which consists of the following components:

(a)      Airframe: Registration Mark N827AL; Manufacturer's Serial Number 23913;

         IN WITNESS WHEREOF, Lessor and Lessee have caused this Lease Supplement No. 1 to be duly executed on and as of the day and year first above written.

                                    FIRST SECURITY BANK, NATIONAL ASSOCIATION, not in its individual capacity, but solely as Owner Trustee, Lessor

                                    By: Val T. Orton
                                       -----------------------------------
                                    Title: VICE PRESIDENT
                                       -----------------------------------


                                    ALOHA AIRLINES, INC., as Lessee

                                    By:
                                       -----------------------------------
                                    Title:
                                       -----------------------------------


                                    By:
                                       -----------------------------------
                                    Title:
                                       -----------------------------------

         IN WITNESS WHEREOF, Lessor and Lessee have caused this Lease Supplement No. 1 to be duly executed on and as of the day and year first above written.

                                    FIRST SECURITY BANK, NATIONAL ASSOCIATION, not in its individual capacity, but solely as Owner Trustee, Lessor

                                    By:
                                       -----------------------------------
                                    Title:
                                       -----------------------------------


                                    ALOHA AIRLINES, INC., as Lessee

                                    By: /s/ Brenda F. Cutwright
                                       -----------------------------------
                                    Title: SR. VICE PRESIDENT, FINANCE &
                                           PLANNING AND CFO
                                          --------------------------------

                                    By: Owen Sekimura
                                       -----------------------------------
                                    Title: STAFF VICE-PRESIDENT - FINANCE
                                           & CONTROLLER
                                          --------------------------------

                                                               EXECUTION VERSION

                            FIRST AMENDMENT TO LEASE
                                    AGREEMENT

                                     BETWEEN

                WELLS FARGO BANK NORTHWEST, NATIONAL ASSOCIATION,
                F/K/A FIRST SECURITY BANK, NATIONAL ASSOCIATION,
       not in its individual capacity, except as expressly stated herein, but solely as Owner Trustee,
                                    as Lessor

                                       AND

                               ALOHA AIRLINES, INC,
                                    as Lessee

                       ----------------------------------
                          One Boeing B737-200 Aircraft
                       Manufacturer's Serial Number 23913
                         U.S. Registration Number N827AL
                       ----------------------------------

 This Lease Agreement has been executed in several counterparts. To the extent, if any, that this Lease Agreement constitutes chattel paper (as such term is defined in the Uniform Commercial Code as in effect in any applicable jurisdiction), no security interest in this Lease Agreement may be created through the transfer of possession of any counterpart other than the original executed counterpart containing the receipt executed by Lessor or, if Lessor has assigned its rights to a third party in accordance with this Lease Agreement, such third party on the signature page of this Lease Agreement.

                       FIRST AMENDMENT TO LEASE AGREEMENT

          THIS FIRST AMENDMENT TO LEASE AGREEMENT (this "AMENDMENT"), dated as of November 12, 2001, is by and between Wells Fargo Bank Northwest, National Association, a national banking association, f/k/a First Security Bank, National Association ("WELLS FARGO") not in its individual capacity but solely as Owner Trustee, as lessor ("LESSOR"), and Aloha Airlines, Inc., a Delaware corporation, as lessee ("LESSEE"). Capitalized terms used herein shall have the meanings assigned to such terms (whether by reference to another document or otherwise) in Section 1 hereof.

                                   WITNESSETH:

          WHEREAS, Lessee and Lessor entered into that certain Lease Agreement dated as of June 1, 1998 (the "LEASE"), pursuant to which Lessee leased from Lessor that certain Boeing Model B737-200 airframe bearing manufacturer's serial number 23913 and FAA registration number N827AL, together with two (2) Pratt & Whitney JT8D-9A engines bearing manufactuers serial numbers P707437 and P707445 (each of which engine has 750 or more rated takeoff horsepower or the equivalent of such horsepower);

          WHEREAS, Lessor and Lessee desire to amend the Lease in certain respects;

          NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements herein contained and of other good and valuable consideration, the receipt and adequacy of which aye hereby acknowledged, the parties hereto agree as follows:

          SECTION 1. DEFINITIONS. The capitalized terms used in this Amendment shall have the respective meanings assigned to such terms in the Lease, unless otherwise herein defined or the context hereof shall otherwise require.

          SECTION 2. CONDITION PRECEDENT TO AMENDMENT. The effectiveness of this Amendment is conditioned upon Lessor drawing down the Letter of Credit in the amount of US$250,000 in accordance with Section 3(d)(v) of the Lease and applying such amount evenly to Lessee's obligation to pay Basic Rent on September 19, 2001, October 19, 2001, November 19, 2001 and December 19, 2001.

          SECTION 3. AMENDMENTS TO LEASE.

          3.1  AMENDMENTS TO SECTION 1.

               (a) The definition of "Expiry Date" contained in Section 1 of the Lease is hereby amended to be and read in its entirety as follows:

          "`EXPIRY DATE' shall mean the date one hundred and four (104) months and fifteen (15) days following the Delivery Date."

               (b) The definition of "Stipulated Loss Value" contained in
Section 1 of the Lease is hereby amended to be and read in its entirely as follows:

                                            [First Amendment to Lease Agreement]

              "STIPULATED LOSS VALUE shall mean US$9,000,000."

          3.2  AMENDMENT TO SECTION 3.

          Section 3(b) of the Lease is hereby amended by replacing "one hundred and two (102)" with "one hundred and four and one half (104-1/2)" and by adding to the end thereof, the following:

          "Lessee's obligation to pay US$73,388 of Basic Rent on September 19, 2001, October 19, 2001, November 19, 2001 and December 19, 2001 shall be deferred (the "Deferred Rent") and Lessee shall be obligated to pay to Lessor the Deferred Rent in two (2) equal installments of US$146,776 plus interest accrued on each such payment from September 19, 2001 through the relevant date of payment at a rate of 10% interest per annum compounded on each Basic Rent Date. The first installment of Deferred Rent shall be due no later than February 28, 2002 and the second installment of Deferred Rent shall be due no later than June 28, 2002."

          3.3 AMENDMENT TO SECTION 10.

          Section 10(c)(iv) of the Lease is hereby deleted in its entirety.

          3.4 AMENDMENTS TO SECTION 19.

               (a) Section 19(a) of the Lease is hereby amended by adding after "Basic Rent" in the second line, "Deferred Rent,".

               (b) Section 19(p) of the Lease is hereby amended by adding at the end of the last sentence thereof, the following:

          "or Lessee shall fail, following an event described in Section 3(d)(iv) that entitles Lessor to draw on the Letter of Credit for the payment of Rent, to restore the full amount of the Security Deposit (which may be provided as cash or a Letter of Credit) in accordance with the requirements of Section 3(d) on or prior to June 28, 2002."

          3.5 AMENDMENT TO EXHIBITS

               (a) Exhibit B to the Lease is hereby amended by adding at the end of the final column the following:

              19-Dec-06                      $135,888.00
              19-Jan-07                      $135,888.00
              19-Feb-07                      $67,944.00

               (b) The first sentence of Exhibit C to the Lease is hereby amended in its entirety to be and read as follows:

          "In the event Lessee fails to meet the Minimum Fixed Charge Coverage Ratio set forth below (the "Financial Requirement" in this Exhibit C, at any time after June 28, 2003 (such failure, a "Credit Event"), Lessee shall increase the Initial Security Deposit by the amount

                                            [First Amendment to Lease Agreement]

calculated pursuant to this Exhibit C (in no event shall such amount be less than USD two hundred fifty thousand ($250,000), plus an adjustment for the Aircraft's then current condition and half-time) (the "Adjustment Amount") as security that Lessee shall premform its obligations as stipulated in the Lease (the amount available under the Letter of Credit being referred to hereinafter as the "Security Deposit")."

               (c) Exhibit M to the Lease is hereby deleted in its entirety.

          SECTION 4. RATIFICATION Except as expressly amended hereby, the Lease as heretofore supplemented, amended, assigned and modified shall continue and shall remain in full force and effect in all respects. From and after the date hereof, any and all references to the "Lease" in any of the Operative Documents shall be deemed to refer to the Lease as amended hereby.

          SECTION 5. GOVERNING LAW. This Amendment is being delivered in the state of New York and shall be governed by and construed and enforced in accordance with the laws of the state of New York.

          SECTION 6. REPRESENTATIONS AND WARRANTIES.

               (a) CORPORATE AUTHORITY. The execution, delivery and performance by Lessee of this Amendment has been duly authorized by all necessary corporate action on the part of Lessee, does not require any stockholder or shareholder approval, or approval or consent of any trustee or holders of any indebtedness or obligations of Lessee.

             (b) NO BREACH. Neither the execution and delivery of this Amendment by Lessee nor the consummation by Lessee of the transactions contemplated hereby nor compliance by Lessee with any of the terms or provisions hereof will
(x) violate any of the provisions of the organizational or charter documents or bylaws of Lessee, (y) conflict with or contravene, or result in the creation, perfection or enforcement of any Lien under, any law applicable to or binding upon the Aircraft, Lessee or any property of Lessee or (z) conflict with or result in any breach of any of the terms or provisions of, or constitute any default under, or result in or require the creation of any Lien upon any property of Lessee under, any indenture, mortgage, deed of trust, conditional sales contract, note, loan, credit agreement or other agreement or instrument to which Lessee is a party or by which Lessee or its properties or assets may be bound or affected.

               (c) LEGAL, VALID AND BINDING AGREEMENT. This Amendment has been duly executed and delivered by Lessee and constitutes the legal, valid, binding and enforceable obligation of Lessee.

          SECTION 7. MISCELLANEOUS

               (a) COUNTERPARTS. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed an original, and all of which counterparts, taken together, shall constitute one and the same instrument.

               (b) HEADINGS. All section headings contained herein are for convenience of reference only and are not a substantive part of this Amendment.

                                           [First Amendment to Lease Agreement]

               (c) FURTHER ASSURANCES. In addition, LESSEE AGREES to promptly and duly execute and deliver to Lessor such further documents and assurances and take such further action as Lessor from time to Time reasonably requests in order to carry out the intent and purpose of this Amendment and to establish, perfect and protect the rights and remedies created or intended to be created in favor of Lessor hereunder, including the execution and delivery of supplements or amendments hereto, in recordable form, and the recording or filing of counterparts hereof or thereof, in accordance with the laws of such jurisdictions as the Lessor from time to time reasonably deems advisable.

               (d) SEVERABILITY. If any provision of this Amendment should be held invalid, illegal or unenforceable in any respect in any jurisdiction, then, to the extent permitted by law (i) all other provisions hereof or thereof shall remain in full force and effect in such jurisdiction and (ii) such invalidity, illegality or unenforceability shall not affect the validity, legality or enforceability of such provision in any other jurisdiction.

               (e) Lessor and Lessee shall share equally in the costs and expenses associated with this Amendment, including without limitation, the legal fees of Vedder Price Kaufman and Kammholz.


                                     * * *

                      [This Page Intentionally Left Blank]

                                           (First Amendment to Lease Agreement]

               IN WITNESS WHEREOF, each of Lessor and Lessee has caused this Amendment to be executed and delivered by its duly authorized officer as of the date first above written.

                              WELLS FARGO BANK NORTHWEST, NATIONAL ASSOCIATION, f/k/a First Security Bank, National Association, not in its individual capacity, except as expressly stated herein, but solely as Owner Trustee, as Lessor

                               By:____________________________________________
                                  Name:
                                  Title:


                               ALOHA AIRLINES, INC.,
                               as Lessee


                               By:_____________________________________________
                                  Name:
                                  Title:

                               By:_____________________________________________
                                  Name:
                                  Title:

                                           [First Amendment to Lease Agreement]

               IN WITNESS WHEREOF, each of Lessor and Lessee has caused this Amendment to be executed and delivered by its duly authorized officer as of the date first above written.

                              WELLS FARGO BANK NORTHWEST, NATIONAL ASSOCIATION, f/k/a First Security Bank, National Association, not in its individual capacity, except as expressly stated herein, but solely as Owner Trustee, as Lessor

                               By:     /s/   Val T. Orton
                                  ----------------------------------
                                  Name:  Val T. Orton
                                  Title: Vice President


                               ALOHA AIRLINES, INC.,
                               as Lessee


                               By:_____________________________________________
                                  Name:
                                  Title:

                               By:_____________________________________________
                                  Name:
                                  Title:

                                           [First Amendment to Lease Agreement]

               IN WITNESS WHEREOF, each of Lessor and Lessee has caused this Amendment to be executed and delivered by its duly authorized officer as of the date first above written.

                              WELLS FARGO BANK NORTHWEST, NATIONAL ASSOCIATION, f/k/a First Security Bank, National Association, not in its individual capacity, except as expressly stated herein, but solely as Owner Trustee, as Lessor

                               By:____________________________________________
                                  Name:
                                  Title:


                               ALOHA AIRLINES, INC.,
                               as Lessee


                               By:    /s/ Brenda F. Cutwright
                                  --------------------------------------------
                                  Name:  BRENDA F. CUTWRIGHT
                                  Title: EXECUTIVE VICE PRESIDENT & CFO

                               By:    /s/ James M. King
                                  --------------------------------------------
                                  Name: JAMES M. KING
                                  Title: SENIOR VICE PRESIDENT PLANNING
                                         AND BUSINESS DEVELOPMENT